Exhibit 99.3

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INSTITUTIONAL INVESTOR AGREEMENT

This Institutional Investor Agreement (“Institutional Investor Agreement”) is entered into by and among (i) The Bank of New York Mellon (f/k/a The Bank of New York) in its capacity as trustee or indenture trustee of the Covered Trusts (“BNY Mellon” or the “Trustee”); (ii) AEGON (as defined hereinafter), Bayerische Landesbank, BlackRock Financial Management, Inc. (“BlackRock”), Federal Home Loan Bank of Atlanta (“FHL Bank Atlanta”), Goldman Sachs Asset Management L.P. (“GSAM”), ING Investment Management L.L.C., ING Bank fsb, ING Capital LLC, Invesco Advisers, Inc. (“Invesco”), Kore Advisors, L.P. (“Kore”), Landesbank Baden-Wuerttemberg and LBBW Asset Management (Ireland) PLC, Dublin (“LBBW”), Maiden Lane, LLC, Maiden Lane II, LLC, and Maiden Lane III, LLC (the three together “Maiden Lane”), Metropolitan Life Insurance Company (“MetLife”), Nationwide Mutual Insurance Company and its affiliate companies (“Nationwide”), New York Life Investment Management LLC (“New York Life”), Neuberger Berman Europe Limited (“Neuberger”), Pacific Investment Management Company LLC (“PIMCO”), Prudential Investment Management, Inc. (“Prudential”), Teachers Insurance and Annuity Association of America (“TIAA”), Thrivent Financial for Lutherans (“Thrivent”), Trust Company of the West and the affiliated companies controlled by The TCW Group, Inc. (collectively, “TCW”), and Western Asset Management Company (“Western Asset”) (each for themselves and, to the extent applicable, on behalf of their advisory funds and accounts, and collectively, the “Institutional Investors”); and (iii) Bank of America Corporation (“BAC”) and BAC Home Loans Servicing, LP (“BAC HLS”) (collectively, “Bank of America”), and Countrywide Financial Corporation (“CFC”) and Countrywide Home Loans, Inc. (“CHL”) (collectively, “Countrywide”).

WHEREAS, the Trustee intends to enter into a settlement agreement with Bank of America and Countrywide (the “Settlement Agreement”) providing, among other things, for the settlement and release (the “Settlement”) of the Trust Released Claims relating to the Covered Trusts and the Governing Agreements for the Covered Trusts (all as defined in the Settlement Agreement);

WHEREAS, the Institutional Investors are holders in their own right and/or are authorized investment managers for holders of certain securities issued by certain Covered Trusts

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and have presented evidence of those holdings sufficient to verify such holdings to the Trustee’s satisfaction;

WHEREAS, the Institutional Investors formed a steering committee (comprised of BlackRock, PIMCO, certain ING companies, MetLife, and the Federal Home Loan Mortgage Corporation (“Freddie Mac”));

WHEREAS, allegations have been made of breaches of representations and warranties contained in the Governing Agreements with respect to the Covered Trusts (including alleged failure to comply with underwriting guidelines (including limitations on underwriting exceptions), to comply with required loan-to-value and debt-to-income ratios, to ensure appropriate appraisals of mortgaged properties, and to verify appropriate owner-occupancy status) and of the repurchase provisions contained in the Governing Agreements, and the Institutional Investors have sought to provide notice pursuant to certain of the Governing Agreements claiming failure by Bank of America and Countrywide, and affiliates, divisions, and subsidiaries thereof, to perform thereunder, and have alleged Mortgage Loan-servicing breaches and documentation defects against Bank of America and Countrywide, and affiliates, divisions, and subsidiaries thereof, and Bank of America and Countrywide dispute such allegations and waive no rights, and preserve all of their defenses, with respect to such allegations and putative notices;

WHEREAS, the Institutional Investors have asserted that Bank of America is liable for the obligations of Countrywide with respect to the Covered Trusts, and Bank of America disputes that contention and waives no rights, and preserves all of its defenses, with respect to such contention;

WHEREAS, the Trustee, Bank of America, Countrywide, and the Institutional Investors have engaged in arm’s-length settlement negotiations that included the exchange of confidential materials;

WHEREAS, those negotiations have resulted in the Settlement and this Institutional Investor Agreement;

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WHEREAS, the Institutional Investors believe that the Settlement is fair, reasonable, and in the best interests of the Covered Trusts;

WHEREAS, as set forth in the Settlement Agreement, the Settlement is subject to judicial approval, and, toward that end, the Trustee will commence in the Supreme Court of the State of New York, County of New York (the “Settlement Court”), in its capacity as trustee or indenture trustee under the Governing Agreements, a proceeding under Article 77 of the New York Civil Practice Law and Rules (the “Article 77 Proceeding”) and file a verified petition that seeks the Final Order and Judgment;

WHEREAS, in order to evidence their support for the Settlement, the Institutional Investors will direct their counsel to send the Request Letter (as defined hereinafter) to the Trustee requesting that the Trustee enter into the Settlement Agreement and will also seek leave to intervene in the Article 77 Proceeding and use their reasonable best efforts to obtain Final Court Approval (as defined in the Settlement Agreement) of the Settlement and the Settlement Agreement;

WHEREAS, the Trustee has stated that the Institutional Investors’ Request Letter and their agreement to seek leave to intervene in the Article 77 Proceeding are conditions precedent to the Trustee’s agreement to enter into the Settlement Agreement; and

WHEREAS, the Institutional Investors understand and acknowledge that upon Final Court Approval by the Settlement Court, the Settlement will, among other things, forever bar and extinguish all claims under the Governing Agreements for past and future representation and warranty and repurchase breaches and any alleged repurchase obligations related thereto and other claims relating to alleged servicing and documentation breaches to the extent released in the Settlement Agreement.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. Any capitalized terms not defined herein shall have the definition given to them in the Settlement Agreement or the Governing Agreements. As used in this Institutional Investor Agreement, in addition to the terms otherwise defined herein or in the Settlement Agreement (an unexecuted copy of which, expected to conform in all material

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respects to the executed version (which may be substituted therefor upon execution), is attached hereto as Exhibit A), or the Governing Agreements, the following terms shall have the meanings set forth below (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Institutional Investor Agreement):

(a) “AEGON” shall mean Transamerica Life Insurance Company, AEGON Financial Assurance Ireland Limited, Transamerica Life International (Bermuda) Ltd., Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, AEGON Global Institutional Markets, plc, LIICA Re II, Inc., Pine Falls Re, Inc., Transamerica Financial Life Insurance Company, Stonebridge Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio; and

(b) “Party” shall refer individually to each of the Trustee, each of the Institutional Investors, Bank of America, and Countrywide, which shall collectively be the “Parties.”

2. Agreements and Covenants of the Institutional Investors. For and in consideration of the agreement of the Trustee, Bank of America, and Countrywide to enter into the Settlement Agreement, the Institutional Investors agree as follows:

(a) Request to Trustee to Enter Into the Settlement Agreement. The Institutional Investors shall submit, through their counsel, a letter to the Trustee in the form attached hereto as Exhibit B, requesting that the Trustee enter into the Settlement Agreement (the “Request Letter”).

(b) Intervention in the Settlement Court to Support Final Court Approval. All of the Institutional Investors shall jointly file a motion for leave to intervene (or similar procedural mechanism) in the Article 77 Proceeding, in order to evidence their support for the Settlement and in support of Final Court Approval of the Settlement and the Settlement Agreement (the “Intervention”). Each of the Institutional Investors shall use its reasonable best efforts to prosecute the Intervention, to support the Settlement, and to obtain Final Court Approval of the Settlement and the Settlement Agreement until the earliest of: (i) the Approval Date; (ii) such time as Final Court Approval shall become legally impossible (as described in the Settlement Agreement); (iii) withdrawal from the Settlement Agreement pursuant to Subparagraph 4(b) of

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the Settlement Agreement; or (iv) any material breach of the Settlement Agreement (which breach is not cured within ninety (90) days of notice of such breach having been provided by a party to the Settlement Agreement or this Institutional Investor Agreement). Likewise, Bank of America, Countrywide, and the Trustee will use their reasonable best efforts to obtain Final Court Approval.

(c) Maintenance of Institutional Investor Holdings. Each of the Institutional Investors shall maintain holdings of securities issued by at least one of the Covered Trusts sufficient to support its individual standing to prosecute the Intervention and participate in all legal proceedings, including the Article 77 Proceeding, necessary to obtain Final Court Approval of the Settlement and the Settlement Agreement. Such maintenance of holdings shall continue until the earliest of: (i) the Approval Date; (ii) such time as Final Court Approval shall become legally impossible (as described in the Settlement Agreement); (iii) withdrawal from the Settlement Agreement pursuant to Subparagraph 4(b) of the Settlement Agreement; or (iv) any material breach of the Settlement Agreement (which breach is not cured within ninety (90) days of notice of such breach having been provided by a party to the Settlement Agreement or this Institutional Investor Agreement); provided that such continued holding is not required if prohibited by law, regulation, contract, or fiduciary obligations. The requirements of this Subparagraph 2(c) shall be satisfied for Maiden Lane if any one Maiden Lane entity meets the requirements herein and for AEGON if any one entity included in its definition meets the requirements herein. For the avoidance of doubt, other than as set forth above, this Institutional Investor Agreement shall not restrict the right of any Institutional Investor to sell or exchange any security issued by a Covered Trust free and clear of any encumbrance. The Trustee shall be under no obligation to provide any oversight with respect to the maintenance of such holdings.

(d) Effect of Court Approval of the Settlement Agreement. The Institutional Investors acknowledge and agree that upon Final Court Approval of the Settlement and the Settlement Agreement (i) the release and waiver contained in Paragraph 9 of the Settlement Agreement will forever release the Trust Released Claims from being asserted by all Precluded Persons, subject to Paragraph 10 of the Settlement Agreement, and (ii) the Final Order and Judgment will bar claims against the Trustee, the Bank of America Parties, and the Countrywide Parties as recited therein.

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(e) Negotiation of Approved List of Subservicers. The Institutional Investors shall negotiate the Approved List of Subservicers (as described in Subparagraph 5(a)(i) of the Settlement Agreement) in good faith and in a commercially reasonable manner.

(f) Effect of Breach or Change to the Settlement Agreement or this Institutional Investor Agreement. Prior to Final Court Approval, if the Settlement Agreement shall be amended in any material respect, whether by agreement or court order or otherwise, without the consent of the Institutional Investors (which consent shall not be unreasonably withheld), or if any party to the Settlement Agreement or this Institutional Investor Agreement shall materially breach its obligations under the Settlement Agreement or this Institutional Investor Agreement (which breach is not cured within ninety (90) days of notice of such breach having been provided, in the case of either agreement, by a party to the Settlement Agreement or a Party to this Institutional Investor Agreement), the non-breaching Parties’ obligations and agreements hereunder shall be voidable at their option, with the exception of Paragraphs 11-20, 22, and 23 of this Institutional Investor Agreement, which shall survive regardless of any breach; provided, however, that, if the Settlement Court modifies Subparagraphs 3(d)(i), (ii), or (iii) of the Settlement Agreement (in each case in a manner consistent with the Governing Agreements) that modification shall not be considered a material amendment to the Settlement Agreement.

3. Agreements and Covenants of the Parties.

(a) Extension of Forbearance and Tolling. The Parties agree that the Agreement of Forbearance entered into by certain of the Parties on December 9, 2010 and extended on January 28, 2011, February 28, 2011, March 31, 2011, April 19, 2011, May 2, 2011, May 9, 2011, May 25, 2011, and June 13, 2011 (the “Forbearance Agreement”) is hereby extended and shall remain in effect in all respects until the first to occur of: (i) the Approval Date, (ii) a date ninety (90) days after Final Court Approval shall become legally impossible, (iii) a date ninety (90) days after the Settlement Agreement has been terminated in accordance with its terms, or (iv) a date ninety (90) days after the cure period has expired for any uncured material breach of the Settlement Agreement by Bank of America or Countrywide for which notice has been provided (the cure period being the ninety (90) days following such notice of such breach provided by a party to the Settlement Agreement or this Institutional Investor Agreement). By separate letter

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previously provided to the Trustee, Bank of America, and Countrywide, Freddie Mac has confirmed that it agrees to such Forbearance Agreement extensions. For Covered Trusts not subject to the Forbearance Agreement, all statutes of limitation, repose, or laches related to the Trust Released Claims shall be tolled, for the benefit of the Precluded Persons, to the same extent that they are tolled under the Forbearance Agreement; provided that, except as set forth in this Institutional Investor Agreement, all Parties expressly reserve all rights, arguments, and defenses, including all rights, arguments, and defenses with respect to Investor voting rights and interest requirements under the Governing Agreements. If the Forbearance Agreement is extended pursuant to Subparagraphs 3(a)(ii) or 3(a)(iii) herein, the Parties agree during the first eighty (80) days of such time periods to use their reasonable best efforts to negotiate an alternate settlement of the Trust Released Claims on terms that are economically substantially equivalent to the Settlement and not inconsistent with any final ruling of the Settlement Court or on any appeal therefrom, and (during the same time periods) not to pursue any non-consensual actions or remedies with respect to the Covered Trusts except as the Trustee may be directed by the Settlement Court.

(b) Retraction of Notice. The Institutional Investors and the Trustee agree that, as of the Approval Date, any notice that may have been contained in the letters sent by and on behalf of certain of the Institutional Investors on June 17, 2010, October 18, 2010, and November 12, 2010 and addressed to the Trustee and/or the Master Servicer, as well as any notice that may have been contained in a letter deemed to have been provided under the Forbearance Agreement and its extensions (the “Letters”), is and shall be rendered null and void. The Letters themselves shall thereafter be rendered inoperative, as if never sent, and shall be deemed for all purposes to be withdrawn with prejudice. By separate letter previously provided to the Trustee, Bank of America, and Countrywide, Freddie Mac has confirmed that it agrees to the retraction of the notice upon the Approval Date.

(c) Condition Precedent to the Settlement. The Parties agree that the execution of this Institutional Investor Agreement and the submission of the Request Letter are conditions precedent to the Trustee’s entry into the Settlement Agreement.

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(d) Material Consideration. The Parties acknowledge and agree that the Institutional Investors’ entry into, and performance of their obligations under, this Institutional Investor Agreement is a material part of the consideration for entry by Bank of America and Countrywide into the Settlement Agreement.

4. Effect of the Request Letter. The Institutional Investors, the Trustee, and Bank of America acknowledge that, in connection with the execution of the Settlement Agreement, BAC HLS shall confirm to the Trustee, in writing, that the Request Letter does not void the indemnity BAC HLS is required to provide to the Trustee pursuant to Section 7.03 (“Notification to Certificateholders”) or 8.05 (“Trustee’s Fees and Expenses”) of the applicable Governing Agreements.

5. No Release of Certain Institutional Investor Claims. Bank of America and Countrywide acknowledge and agree that the release and waiver contained in Paragraph 9 of the Settlement Agreement does not include the claims preserved as set forth in Paragraph 10 of the Settlement Agreement.

6. Representations and Warranties by Each Party. Each Party to this Institutional Investor Agreement represents, warrants, and agrees as to itself as follows:

(a) It is duly organized, validly existing, and (to the extent applicable) in good standing under the Law of the jurisdiction in which it is organized. It has the corporate, trust or other power and authority (including contractual and/or regulatory authority to the extent applicable) necessary to execute, deliver, and perform its obligations under this Institutional Investor Agreement, and to complete the transactions contemplated hereby, including, to the extent that it has the authority, with respect to any other entities, account holders, or accounts for which or on behalf of which it is signing this Institutional Investor Agreement, and the execution, delivery, and performance of this Institutional Investor Agreement and the completion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, trust or other action. Assuming the due authorization, execution, and delivery of this Institutional Investor Agreement by the other Parties, this Institutional Investor Agreement constitutes the legal, valid, and binding obligations of it and, to the extent that it has the

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authority, of any other entities or accounts for which or on whose behalf it is signing this Institutional Investor Agreement, enforceable against it and/or them in accordance with its terms.

(b) It has not relied upon any statement, representation, or promise of any other Party (or of any representative or attorney of or for any other Party), in executing this Institutional Investor Agreement, or otherwise in connection with the Settlement, (i) except for the representations, warranties, covenants, and other obligations set forth in this Institutional Investor Agreement; (ii) as to the Trustee, except as specifically set forth in Subparagraph 13(b) of the Settlement Agreement; and (iii) except (A) Bank of America and Countrywide represent to the Institutional Investors that neither has intentionally made any material misstatement in connection with the negotiation of the Settlement concerning historical factual information concerning prior repurchase experience with other parties or the financial statements of CFC and/or CHL; and (B) the Institutional Investors represent to the Trustee, Bank of America, and Countrywide that they have not intentionally made any material misstatement in connection with the negotiation of the Settlement concerning their holdings of securities issued by the Covered Trusts. It is further acknowledged and understood that the Trustee and the Institutional Investors have each made their own independent judgments concerning the reasonableness and advantageousness of the Settlement and its terms and this Institutional Investor Agreement.

(c) It is not entering into this Institutional Investor Agreement with the intent of hindering, delaying, or defrauding any of its respective current or future creditors.

(d) It has made such investigation of the facts pertaining to the Settlement and this Institutional Investor Agreement and of all the matters pertaining thereto as it deems necessary.

(e) It has read this Institutional Investor Agreement and understands the contents hereof, has consulted with counsel of its choice with respect to this Institutional Investor Agreement, and has executed this Institutional Investor Agreement voluntarily and without duress or undue influence on the part of or on behalf of any other Party.

(f) It has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, or causes of action addressed by this Institutional Investor Agreement.

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7. Representations and Warranties of the Institutional Investors. Each of the Institutional Investors represents and warrants that:

(a) It has authority to take the actions contemplated by this Institutional Investor Agreement, including Paragraph 2.

(b) It holds, or is the authorized investment manager for the holders of, certain securities issued by certain of the Covered Trusts, has certified the extent of such holdings to the Trustee, and that such certification was, at the time it was made, accurate. In addition, by ten (10) days after the Signing Date, each of the Institutional Investors shall deliver the signed certifications previously provided to the Trustee to Bank of America and Countrywide, along with the information previously provided to the Trustee detailing its holdings or its holdings under management in the Covered Trusts as of May 9, 2011 and shall also provide Bank of America and Countrywide with all materials previously provided to the Trustee in connection with its review and satisfaction as to such holdings. All information provided under this Subparagraph 7(b) shall be governed by the existing confidentiality agreements among the Parties and shall not be deemed admitted or conceded, for any purpose, by the Trustee, Bank of America, or Countrywide.

8. Nonsurvival of Representations and Warranties. None of the representations or warranties set forth in this Institutional Investor Agreement shall survive after the Approval Date or if Final Court Approval becomes legally impossible; provided, however, that the Institutional Investors shall be permitted to continue to rely upon Subparagraph 6(b)(iii)(A) to support their business judgment to enter into this Institutional Investor Agreement and to take the actions required hereby.

9. Execution of the Settlement Agreement. This Institutional Investor Agreement shall become null and void and have no further force and effect if the Settlement Agreement is not executed by the Trustee, Bank of America, and Countrywide within ten (10) days of the date of this Institutional Investor Agreement.

10. Attorneys’ Fees. Within thirty (30) calendar days of the Approval Date, Bank of America shall pay the attorneys’ fees of the Institutional Investors and their attorneys’ costs

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according to the schedule and terms set forth on Exhibit F to the Settlement Agreement (except that those fees and costs described in such Exhibit as being payable on a current basis shall be so paid following the Signing Date, unless and until Final Court Approval shall have become legally impossible, at which time any such payment obligations shall cease).

11. Confidentiality. Paragraph 17 of the Settlement Agreement is specifically incorporated herein and the Institutional Investors agree to be bound by that paragraph in its entirety as if they were parties to the Settlement Agreement.

12. No Admission. In no event shall this Institutional Investor Agreement, the Settlement, the Settlement Agreement, the activities performed in contemplation of, in connection with, or in furtherance of those agreements or the Article 77 Proceeding (including but not limited to statements in court filings, testimony, arguments, and expert opinions), public statements made by any Party or any of their representatives, concerning or relating to the Settlement, or any communications or negotiations with respect thereto be construed, deemed, used, asserted, or admitted as evidence of an admission or a concession on the part of any Party on any subject whatsoever; provided that nothing in this Paragraph 12 shall preclude the use of the Settlement Agreement, this Institutional Investor Agreement, or the circumstances surrounding their execution to enforce the Settlement Agreement or this Institutional Investor Agreement. The Bank of America Parties and the Countrywide Parties have denied and continue to deny any and all wrongdoing of any kind whatsoever, and retain, and do not waive, any and all positions, defenses, and responses that they may have with respect to such matters. The BNY Mellon Parties retain, and do not waive, any positions and responses they may have with respect to such matters other than as explicitly set forth in the Settlement Agreement or in this Institutional Investor Agreement. Likewise, the Institutional Investors deny the validity of the defenses raised by the Bank of America Parties and the Countrywide Parties in this matter.

13. Binding Agreement on Successors and Assigns. This Institutional Investor Agreement shall be binding upon and inure to the benefit of the Parties’ successors and assigns. This Institutional Investor Agreement may not be assigned by any of the Parties without the prior written consent of each of the other Parties hereto (which consent shall not be unreasonably withheld) and any attempted assignment in violation of this provision shall be null and void;

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provided that an assignment by ING Bank fsb to an affiliate is permitted and does not require the written consent of the other Parties hereto.

14. Governing Law; Waiver of Jury Trial. This Institutional Investor Agreement and any claim, controversy, or dispute arising under or related to this Institutional Investor Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and the laws of the United States applicable to contracts entered into and completely performed in New York. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS INSTITUTIONAL INVESTOR AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

15. Consent to Jurisdiction. Each Party consents and irrevocably submits to the continuing exclusive jurisdiction of the Settlement Court and any appellate courts thereof, or, if Final Court Approval becomes legally impossible, to the exclusive jurisdiction of the Supreme Court of the State of New York in the County of New York or the United States District Court for the Southern District of New York, and any appellate courts thereof, in any action, suit or proceeding arising from or related to this Institutional Investor Agreement. The Parties agree that a final unappealable judgment in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts. This consent to jurisdiction shall not be construed, deemed, used, asserted, or admitted as evidence of an admission or a concession of jurisdiction on the part of any Party in any action unrelated to this Institutional Investor Agreement.

16. Construction. The terms, provisions, and conditions of this Institutional Investor Agreement represent the results of negotiations among the Parties. The terms, provisions, and

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conditions of this Institutional Investor Agreement shall be interpreted and construed in accordance with their usual and customary meanings. Each of the Parties expressly, knowingly, and voluntarily waives the application, in connection with the interpretation and construction of this Institutional Investor Agreement, of any rule of law or procedure to the effect that ambiguous or conflicting terms, conditions, or provisions shall be interpreted or construed against the Party whose legal counsel prepared the executed version or any prior drafts of this Institutional Investor Agreement. The headings contained in this Institutional Investor Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Institutional Investor Agreement. Whenever the words “include,” “includes,” or “including” are used in this Institutional Investor Agreement, they shall be deemed to be followed by the words “without limitation.” References to specific numbered sections of the Governing Agreements are intended to refer to those sections and other similar sections of like effect in other Governing Agreements if the numbering differs.

17. Severability. If any provision of this Institutional Investor Agreement shall, for any reason or to any extent, be invalidated or ruled to be unenforceable the remainder of this Institutional Investor Agreement shall be enforced to the fullest extent permitted by law.

18. No Third-Party Rights or Obligations. No Person not a Party to this Institutional Investor Agreement shall have any third-party beneficiary or other rights under this Institutional Investor Agreement. Under no circumstances shall any Person not a Party hereto have any right to sue under or otherwise directly enforce this Institutional Investor Agreement. For the avoidance of doubt, nothing in this Institutional Investor Agreement confers any right or ability to sue to any present or former Mortgage Loan borrower, nor does this Institutional Investor Agreement create any obligation on the part of any Person to any such borrower.

19. Multiple Counterparts. This Institutional Investor Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement. The Parties intend that faxed signatures and electronically-imaged signatures such as PDF files shall constitute original signatures and are binding on all Parties. An executed counterpart signature page delivered by facsimile or by electronic mail shall have the same binding effect as an original signature page. This

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Institutional Investor Agreement shall not be binding until all Parties have signed and delivered a counterpart of this Institutional Investor Agreement, whether by mail, facsimile, or electronic mail.

20. Modification and Waiver. This Institutional Investor Agreement may not be amended, altered, or modified, and no provision hereof may be waived, except by written instrument executed by the Parties. No waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other inaccuracy, breach or failure to comply strictly with the provisions of this Institutional Investor Agreement.

21. Further Assurances. The Parties agree (a) to use their reasonable best efforts and cooperate in good faith to fully effectuate the intent, terms, and conditions of this Institutional Investor Agreement and the Settlement, including by executing and delivering all additional documents and instruments, doing all acts not specifically referred to herein that are reasonably necessary to fully effectuate the intent, terms, and conditions of this Institutional Investor Agreement, and refraining from taking any action (or assisting others to take any action) contrary to or inconsistent with the intent, terms, and conditions of this Institutional Investor Agreement; provided, however, that, as to the Trustee, seeking to obtain direction from the Settlement Court before taking any action in respect of a Covered Trust that is the subject matter of the Article 77 Proceeding, pursuant to Subparagraph 2(c) of the Settlement Agreement, shall not be deemed to be contrary to or inconsistent with the intent, terms, and conditions of this Institutional Investor Agreement; (b) that any actions taken by the Master Servicer and/or any subservicer prior to the Approval Date pursuant to or that are consistent with the provisions of Paragraph 5 of the Settlement Agreement shall be deemed to satisfy the Master Servicer’s obligation to service the Mortgage Loans prudently in accordance with all relevant sections of the Governing Agreements; and (c) in the absence of an intentional violation of a representation or warranty contained herein, to perform these obligations even if they discover facts that are additional to, inconsistent with, or different from those which they now know or believe to be true regarding the Covered Trusts.

22. Entire Agreement. This Institutional Investor Agreement and the Settlement Agreement (as between the parties thereto) constitutes the entire agreement among the parties

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hereto and thereto with respect to the subject matter hereof and thereof, except as expressly provided herein, and supersedes all prior agreements and understandings, discussions, negotiations, and communications, written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding the preceding sentence, the Confidentiality Undertaking, dated January 27, 2011, and agreed to by the Trustee, BAC HLS, and Gibbs & Bruns LLP on behalf of its clients, shall remain in full force and effect, and the Forbearance Agreement shall remain in full force and effect according to its terms and conditions and Subparagraph 3(a) herein.

23. Notices. Any notice or other communication required or permitted under this Institutional Investor Agreement shall be in writing and shall be deemed to have been duly given when (a) mailed by United States registered or certified mail, return receipt requested, (b) mailed by overnight express mail or other nationally recognized overnight or same-day delivery service, or (c) delivered in person, to the Parties at the following addresses:

If the Trustee, to:

The Bank of New York Mellon

101 Barclay Street, 8 West

New York, New York 10286

Attention:	Loretta A. Lundberg
Managing Director
Corporate Trust Default Services

with a copy to:

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Attention:	Jane Sherburne
General Counsel

If the Institutional Investors, to:

Kathy D. Patrick

Gibbs & Bruns, LLP

1100 Louisiana Street, Suite 5300

Houston, TX 77002

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If Bank of America, to:

Bank of America Corporation

100 N. Tryon Street

Charlotte, NC 28255-0001

Attention:	Edward P. O’Keefe
General Counsel
NC1-007-57-25

with a copy to:

Bank of America Corporation

Consumer Real Estate Services Division, Legacy Asset Servicing Unit

Hearst Tower

214 N. Tryon St.

Charlotte, NC 28255

Attention:	Jana J. Litsey
Deputy General Counsel
NC1-027-20-05

If Countrywide, to:

Countrywide Home Loans, Inc.

4500 Park Granada

Calabassas, CA 91302

Attention:	Michael Schloessman
President

with a copy to:

Bank of America Corporation

Consumer Real Estate Services Division, Legacy Asset Servicing Unit

Hearst Tower

214 N. Tryon St.

Charlotte, NC 28255

Attention:	Jana J. Litsey
Deputy General Counsel
NC1-027-20-05

Any Party may change the names or addresses where notice is to be given to it by providing notice to the other Parties of such change in accordance with this Paragraph 23.

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IN WITNESS WHEREOF, the Parties have executed this Institutional Investor Agreement on the day and year so indicated.

/s/ Randy B. Robertson
BlackRock Financial Management Inc. and its advisory affiliates
Name:	Randy B. Robertson
Title:	Managing Director
Dated:	June 27, 2011

/s/ J. Gary Kosinski
Kore Advisors, L.P.
Name:	J. Gary Kosinski
Title:	As Principal of Kore Management LLC, its General Partner
Dated:	June 22, 2011

/s/ Helen Mucciolo
Maiden Lane, LLC; Maiden Lane II, LLC; and Maiden Lane III, LLC by Federal Reserve Bank of New York, as managing member
Name:	Helen Mucciolo
Title:	Senior Vice President
Dated:	June 22, 2011

/s/ Nancy Mueller-Handal
Metropolitan Life Insurance Company
Name:	Nancy Mueller-Handal
Title:	Managing Director
Dated:	June 24, 2011

Trust Company of the West and affiliated companies controlled by The TCW Group, Inc.

/s/ Eric Arentsen
Name:	Eric Arentsen
Title:	Managing Director

/s/ Michael E. Cahill
Name:	Michael E. Cahill
Title:	Executive Vice President
Date:	June 27, 2011

/s/ Joseph Amato
Neuberger Berman Europe Limited
Name:	Joseph Amato
Title:	Managing Director
Dated:	June 27, 2011

/s/ Douglas M. Hodge
Pacific Investment Management Company LLC
Name:	Douglas M. Hodge
Title:	Managing Director
Dated:	June 27, 2011

/s/ Stephen Warren
Goldman Sachs Asset Management, L.P.
Name:	Stephen Warren
Title:	Authorized Signatory
Dated:	June 27, 2011

/s/ Duane Nelson
Teachers Insurance and Annuity Association of America
Name:	Duane Nelson
Title:	Associate General Counsel and Director, Investment Management
Dated:	June 22, 2011

/s/ Jeffrey H. Kuper
Invesco Advisers, Inc.
Name:	Jeffrey H. Kuper
Title:	Senior Vice President
Dated:	June 27, 2011

/s/ Gregory Anderson
Thrivent Financial for Lutherans
Name:	Gregory Anderson
Title:	Senior Portfolio Manager
Dated:	June 23, 2011

/s/ Dr. Markus Herrmann
Landesbank Baden-Wuerttemberg
Name:	Dr. Markus Herrmann
Title:	Vice-President
Dated:	June 22nd, 2011

/s/ Frank Damerow
Landesbank Baden-Wuerttemberg
Name:	Frank Damerow
Title:	Portfolio Manager
Dated:	June 22nd, 2011

LBBW Asset Management (Ireland) plc Dublin

Name:	/s/ LIAM MILEY
Title:	Managing Director, LIAM MILEY
Dated:	June 23, 2011

Name:	/s/ EOIN REDMOND
Title:	SENIOR MANAGER PORTFOLIO MANAGEMENT
Dated:	June 23, 2011

/s/ Kristine Wellman
ING Bank fsb
Name:	Kristine Wellman
Title:	General Counsel
Dated:	June 24, 2011

/s/ Timothy M. Meehan
ING Capital LLC
Name:	Timothy M. Meehan
Title:	Director
Dated:	June 28, 2011

/s/ Christine Hurtsellers
ING Investment Management LLC
Name:	Christine Hurtsellers
Title:	Executive Vice President
Dated:	June 27, 2011

/s/ Ronald G. Brandon
New York Life Investment Management LLC, as investment manager
Name:	Ronald G. Brandon
Title:	Director
Dated:	June 22, 2011

/s/ Harry Hallowell
Nationwide Mutual Insurance Company and its affiliated companies
Name:	Harry Hallowell
Title:	Senior Vice President - Chief Investment Officer
Dated:	June 27, 2011

Transamerica Life Insurance Company
AEGON Financial Assurance Ireland Limited
Transamerica Life International (Bermuda) Ltd.
Monumental Life Insurance Company
Transamerica Advisors Life Insurance Company
AEGON Global Institutional Markets, plc
LIICA Re II, Inc.;
Pine Falls Re, Inc.
Transamerica Financial Life Insurance Company
Stonebridge Life Insurance Company
Western Reserve Life Assurance Co. of Ohio.

BY: AEGON USA Investment Management LLC, authorized signatory

By:	/s/ James K. Baskin
Name:	James K. Baskin
Title:	Vice President
Dated:	June 22, 2011

/s/ W. Wesley McMullan
Federal Home Loan Bank of Atlanta
Name:	W. Wesley McMullan
Title:	President and Chief Executive Officer
Dated:	June 27, 2011

/s/ Kirk R. Malmberg
Federal Home Loan Bank of Atlanta
Name:	Kirk R. Malmberg
Title: Executive Vice President and Chief Financial Officer
Dated:	June 27, 2011

/s/ Oliver Molitor
Bayerische Landesbank, acting through its New York Branch
Name:	Oliver Molitor
Title:	Executive Vice President
Dated:	June 27, 2011

/s/ Bert von Stuelpnagel
Bayerische Landesbank, acting through its New York Branch
Name:	Bert von Stuelpnagel
Title:	Executive Vice President
Dated:	June 27, 2011

/s/ Richard B. Rogers
Prudential Investment Management, Inc.
Name:	Richard B. Rogers
Title:	Vice President
Dated:	June 23, 2011

/s/ W. Stephen Venable, Jr.
Western Asset Management Company
Name:	W. Stephen Venable, Jr.
Title:	US Legal Affairs
Dated:	June 27, 2011

/s/ Loretta A. Lundberg
The Bank of New York Mellon, as trustee or indenture trustee of the Covered Trusts
Name:	Loretta A. Lundberg
Title:	Managing Director
Dated:	June 28, 2011

/s/ Michael Schloessman
Countrywide Financial Corporation
Name:	Michael Schloessman
Title:	President and CEO
Dated:	June 28, 2011

/s/ Michael Schloessman
Countrywide Home Loans, Inc.
Name:	Michael Schloessman
Title:	President and CEO
Dated:	June 28, 2011

/s/ Terrence P. Laughlin
Bank of America Corporation
Name:	Terrence P. Laughlin
Title:	Legacy Asset Servicing Division President,
Dated:	June 28, 2011

/s/ Terrence P. Laughlin
BAC Home Loans Servicing, LP
Name:	Terrence P. Laughlin
Title:	Legacy Asset Servicing Division President
Bank of America, N.A.
By:	BAC GP, LLC, its general partner
By:	Bank of America, N.A., its manager
Dated:	June 28, 2011

Exhibit 99.2

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SETTLEMENT AGREEMENT

This Settlement Agreement is entered into by and among (i) The Bank of New York Mellon (f/k/a The Bank of New York) in its capacity as trustee or indenture trustee of certain mortgage-securitization trusts identified herein (“BNY Mellon” or the “Trustee”), and (ii) Bank of America Corporation (“BAC”), and BAC Home Loans Servicing, LP (“BAC HLS”) (collectively, “Bank of America”) and Countrywide Financial Corporation (“CFC”) and Countrywide Home Loans, Inc. (“CHL”) (collectively, “Countrywide”).

WHEREAS, BNY Mellon is the trustee or indenture trustee for the trusts corresponding to the five hundred and thirty (530) residential mortgage-backed securitizations listed on Exhibit A hereto (the “Covered Trusts”);

WHEREAS, Countrywide sold Mortgage Loans, which served as collateral for the Covered Trusts;

WHEREAS, the Trustee, CHL, and/or BAC HLS are parties to the Pooling and Servicing Agreements and in some cases Sale and Servicing Agreements and Indentures governing the Covered Trusts (as amended, modified, and supplemented from time-to-time, the “Governing Agreements”), and CHL, Countrywide Home Loans Servicing, LP, and/or BAC HLS has acted as Master Servicer for the Covered Trusts (“Master Servicer”);

WHEREAS, certain significant holders of certificates or notes representing interests in certain of the Covered Trusts and investment managers of accounts holding such certificates or notes (the “Institutional Investors,” as defined in more detail in the Institutional Investor Agreement) have entered into a separate Institutional Investor Agreement with the Trustee, Bank of America and Countrywide, the due execution of which is a condition to the effectiveness of this Settlement Agreement;

WHEREAS, allegations have been made of breaches of representations and warranties contained in the Governing Agreements with respect to the Covered Trusts (including alleged failure to comply with underwriting guidelines (including limitations on underwriting exceptions), to comply with required loan-to-value and debt-to-income ratios, to ensure appropriate appraisals of mortgaged properties, and to verify appropriate owner-occupancy

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status) and of the repurchase provisions contained in the Governing Agreements;

WHEREAS, the Institutional Investors have sought to provide notice pursuant to certain of the Governing Agreements claiming failure by Bank of America and Countrywide, and affiliates, divisions, and subsidiaries thereof, to perform thereunder, and have alleged Mortgage Loan-servicing breaches and documentation defects against Bank of America and Countrywide, and affiliates, divisions, and subsidiaries thereof, and Bank of America and Countrywide dispute such allegations and waive no rights, and preserve all of their defenses, with respect to such allegations and putative notices;

WHEREAS, the Institutional Investors have asserted that Bank of America is liable for the obligations of Countrywide with respect to the Covered Trusts, and Bank of America disputes that contention and waives no rights, and preserves all of its defenses, with respect to such contention;

WHEREAS, the Institutional Investors formed a steering committee (comprised of BlackRock Financial Management, Inc., Pacific Investment Management Company LLC, certain ING companies, Metropolitan Life Insurance Company, and the Federal Home Loan Mortgage Corporation (“Freddie Mac”));

WHEREAS, the Trustee, Bank of America, Countrywide, and the Institutional Investors have engaged in arm’s-length settlement negotiations that included the exchange of confidential materials;

WHEREAS, in the settlement negotiations, the Trustee received and evaluated information presented by Bank of America, Countrywide, and the Institutional Investors related to potential liabilities and defenses, and alleged damages, and has determined, in the exercise of its discretion as Trustee, that entry into this Settlement Agreement and the settlement contemplated thereby (the “Settlement”) is within the Trustee’s powers under the Governing Agreements and applicable law and in the best interests of and advantageous to the Covered Trusts; and

WHEREAS, as set forth below, the Settlement is subject to judicial approval, and, toward that end, the Trustee will commence in the Supreme Court of the State of New York, County of

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New York (the “Settlement Court”), in its capacity as trustee or indenture trustee under the Governing Agreements, a proceeding under Article 77 of the New York Civil Practice Law and Rules (the “Article 77 Proceeding”) and file a verified petition that seeks a final order and judgment that conforms in all material respects to the form attached as Exhibit B hereto (the “Final Order and Judgment”).

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

1. Definitions. Any capitalized terms not defined herein shall have the definition given to them in the Governing Agreements. As used in this Settlement Agreement, in addition to the terms otherwise defined herein or in the Governing Agreements, the following terms shall have the meanings set forth below (the definitions to be applicable to both the singular and the plural forms of each term defined if both forms of such term are used in this Settlement Agreement):

(a) “Approval Date” shall mean the date upon which Final Court Approval, as defined in Paragraph 2, is obtained;

(b) “Bank of America Parties” shall mean BAC and any of its past, present, or future, direct or indirect affiliates, parents, divisions, or subsidiaries (including BAC HLS and Bank of America, N.A.), and each of their respective past, present, or future, direct or indirect affiliates, parents, divisions, subsidiaries, general partners, limited partners, shareholders, officers, directors, trustees, members, employees, agents, servants, attorneys, accountants, insurers, co-insurers, and re-insurers, and the predecessors, successors, heirs, and assigns of each of the foregoing;

(c) “BNY Mellon Parties” shall mean BNY Mellon and any of its past, present, or future, direct or indirect affiliates, parents, divisions, or subsidiaries, on behalf of themselves and each of their respective past, present, or future, direct or indirect affiliates, parents, divisions, subsidiaries, general partners, limited partners, officers, directors, trustees, co-trustees, members, employees, agents, servants, attorneys, accountants, insurers, co-insurers, and re-insurers, and the predecessors, successors, heirs, and assigns of the foregoing;

(d) “Code” means the Internal Revenue Code of 1986, as amended;

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(e) “Countrywide Parties” shall mean CFC and any of its past, present, or future, direct or indirect affiliates, parents, divisions, or subsidiaries (including CHL, Countrywide Capital Markets, Countrywide Bank FSB, Countrywide Securities Corporation, Countrywide Home Loans Servicing, LP (now known as BAC Home Loans Servicing, LP), CWMBS, Inc., CWABS, Inc., CWALT, Inc., CWHEQ, Inc., Park Granada LLC, Park Monaco Inc., Countrywide LFT LLC, and Park Sienna LLC), and each of their respective past, present, or future, direct or indirect affiliates, parents, divisions, subsidiaries, general partners, limited partners, shareholders, officers, directors, trustees, members, employees, agents, servants, attorneys, accountants, insurers, co-insurers, and re-insurers, and the predecessors, successors, heirs, and assigns of the foregoing;

(f) “Governmental Authority” shall mean any United States or foreign government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to the foregoing, or any other authority, agency, department, board, commission, or instrumentality of the United States, any State of the United States or any political subdivision thereof or any foreign jurisdiction, and any court, tribunal, or arbitrator(s) of competent jurisdiction, and any United States or foreign governmental or non-governmental self-regulatory organization, agency, or authority (including the New York Stock Exchange, Nasdaq, and the Financial Industry Regulatory Authority);

(g) “Investors” shall mean all certificateholders and noteholders in the Covered Trusts, and their successors in interest, assigns, and transferees;

(h) “Law” shall mean collectively (whether now or hereafter enacted, promulgated, entered into, or agreed to) all laws (including common law), statutes, ordinances, codes, rules, regulations, directives, decrees, and orders, whether by consent or otherwise, of Governmental Authorities, or publicly-disclosed agreements between any Party and any Governmental Authority;

(i) “Losses” shall mean any and all claims, suits, liabilities (including strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, fines, penalties, assessments, demands, charges, fees, judgments, awards, disbursements and amounts paid in settlement, punitive damages, foreseeable and unforeseeable damages, incidental or

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consequential damages, of whatever kind or nature (including attorneys’ fees and other costs of defense and disbursements);

(j) “Party” shall refer individually to each of the Trustee, Bank of America, and Countrywide, which shall collectively be the “Parties”;

(k) “Person” shall mean any individual, corporation, company, partnership, limited liability company, joint venture, association, trust, or other entity, including a Governmental Authority;

(l) “REMIC” shall mean a “real estate mortgage investment conduit” within the meaning of Section 860D of the Code;

(m) “REMIC Provisions” shall mean the provisions of United States federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through Section 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time;

(n) “Settlement Agreement” shall mean this settlement agreement, together with all of its Exhibits; and

(o) “Signing Date” shall mean the date on which this Settlement Agreement is first executed by all of the Parties. The Signing Date may also be referred to herein as the date of this Settlement Agreement.

2. Final Court Approval.

(a) Requirement of Final Court Approval. Where provided for herein, the terms of this Settlement Agreement are subject to and conditioned upon “Final Court Approval.” Final Court Approval shall have occurred only after (i) the Article 77 Proceeding is commenced, (ii) notice of the Settlement and related matters is provided to the extent reasonably practicable to the Investors in a form and by a method approved by the Settlement Court, (iii) the Investors are given an opportunity to object and to make their views known to the Settlement Court in such manner as the Settlement Court may direct, (iv) the Trustee and any other supporter of the Settlement are given the opportunity to make their views known to the Settlement Court in such

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manner as the Settlement Court may direct, (v) the Settlement Court enters in the Article 77 Proceeding (including in a subsequent proceeding following an appeal and remand) the Final Order and Judgment (provided that if the Settlement Court enters an order that does not conform in all material respects to the form of order attached as Exhibit B hereto, the Parties may, by the written agreement of all Parties, deem that order to be the Final Order and Judgment; and provided further that, if the Settlement Court modifies Subparagraphs 3(d)(i), (ii), or (iii) (in each case in a manner consistent with the Governing Agreements) that modification shall not be considered to be a material change to the form of order attached as Exhibit B hereto), and (vi) either the time for taking any appeal of the Final Order and Judgment has expired without such an appeal being filed or, if an appeal is taken, upon entry of an order affirming the Final Order and Judgment and when the applicable period for the appeal of such affirmance of the Final Order and Judgment has expired, or, if an appeal is taken from any decision affirming the Final Order and Judgment, upon entry of an order in such appeal finally affirming the Final Order and Judgment without right of further appeal or upon entry of any stipulation dismissing any such appeal with no right of further prosecution of the appeal (in all circumstances there being no possibility of such Final Order and Judgment being upset on appeal therefrom, or in any related appeal from an order of the Settlement Court in the Article 77 Proceeding, or in any other proceeding pending at the time when all other prerequisites for Final Court Approval are met that puts into issue the validity of the Settlement). All Parties will use their reasonable best efforts to obtain Final Court Approval.

(b) Effect of Failure to Obtain Final Court Approval. If at any time Final Court Approval of the Settlement shall become legally impossible (including by reason of the denial of Final Court Approval by a court with no possibility of further appeal or proceedings that could result in Final Court Approval), the Settlement Agreement shall be null and void and have no further effect as to the Parties except as set forth in this Subparagraph 2(b) and other provisions not specifically provided for herein as being subject to or conditioned upon Final Court Approval. In such event: (i) except as provided in Paragraph 7, the Parties hereto shall be deemed to have reverted to their respective status as to all claims, positions, defenses, and responses as of the date a day prior to the Signing Date, and (ii) the provisions of Paragraph 20 shall apply, along with such other provisions hereof not specifically provided for as being subject to or conditioned upon Final Court Approval. If Final Court Approval has not been obtained by

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December 31, 2015, then Bank of America and Countrywide shall be permitted to withdraw from this Settlement Agreement and from the Settlement with like effect as if Final Court Approval had become legally impossible but only if the Trustee consents to such withdrawal in writing if in good faith it deems such withdrawal to be in the best interests of the Covered Trusts.

(c) Preliminary Order. As an initial step towards seeking Final Court Approval, as soon as is practicable after the Signing Date, the Trustee shall commence the Article 77 Proceeding and seek a preliminary order (the “Preliminary Order”) to be entered by the Settlement Court providing for and/or requiring: (i) a form and method of notice of the Settlement and related matters to Investors (in a form and by a method agreed to after consultation with the other Parties), (ii) a deadline for the filing of written objections to the Settlement and responses thereto, (iii) a hearing date at which the Settlement Court would consider whether to enter the Final Order and Judgment, (iv) a direction that all actions subsequently filed that contain claims that would be within the release and waiver provided for in Paragraph 9 should be assigned or transferred to the justice of the Settlement Court before whom the Article 77 Proceeding is pending, and (v) ordering that the Trustee may seek direction from the Settlement Court before taking any action in respect of a Covered Trust that relates to the subject matter of the Article 77 Proceeding. At the same time as the Trustee seeks the Preliminary Order, it shall also file with the Settlement Court a petition stating its support for the Settlement Agreement.

(d) Cost of Notice. All costs related to the giving of notice of this Settlement and related matters as part of the Article 77 Proceeding shall be borne by Bank of America and/or Countrywide.

(e) Federal Tax Ruling. Final Court Approval shall be deemed not to have been obtained unless and until there has been received private letter ruling(s) applicable to all of the Covered Trusts from the Internal Revenue Service to the effect that: (i) the execution of, and the transactions contemplated by, this Settlement Agreement, including (A) allocation of the Settlement Payment to a Covered Trust and the methodology for determining such allocation, (B) the receipt of the Settlement Payment by a Covered Trust, (C) the distribution of the Settlement Payment by a Covered Trust to any of its Investors and the methodology for

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determining such distributions, and (D) any monthly Master Servicing Fee Adjustment received by or otherwise credited to such Covered Trust will not cause any portion of a Covered Trust for which a REMIC election has been made in accordance with the applicable Governing Agreement to fail to qualify at any time as a REMIC, and (ii) the receipt of the Settlement Payment by the Covered Trusts and the receipt or other credit of any monthly Master Servicing Fee Adjustment by the Covered Trusts will not cause, or result in, the imposition of any taxes on the Covered Trusts or on any portion of a Covered Trust for which a REMIC election has been made in accordance with the terms of the applicable Governing Agreement. The Trustee shall cause a request for such letter ruling(s) to be submitted to the Internal Revenue Service within thirty (30) days of the Signing Date, or, if the Internal Revenue Service is not amenable to receipt of the Trustee’s request for rulings within this thirty day period, as promptly as practicable thereafter, and shall use reasonable best efforts to pursue such request; such request may not be abandoned without the consent (which shall not unreasonably be withheld) of Bank of America, Countrywide, and the Institutional Investors. Bank of America and Countrywide shall use their reasonable best efforts to assist in the Trustee’s preparation and pursuit of the request for the rulings. In the event that the provisions of Subparagraph 3(d)(i), (ii), or (iii) of this Settlement Agreement are modified by the Settlement Court, the Trustee shall update its request to the Internal Revenue Service to take account of such modifications, and the requirements of this Subparagraph 2(e) necessary for there to be Final Court Approval shall be deemed not to have been satisfied until there has been received private letter ruling(s) applicable to the Covered Trusts that takes account of such modifications and otherwise meets the requirements of (i) and (ii) of this Subparagraph 2(e).

(f) State Tax Rulings or Opinions. Final Court Approval shall be deemed not to have been obtained unless and until there has been received at the Trustee’s request an opinion of Trustee tax counsel with respect to the States of New York and California, in each case, to the same legal effect as the requested rulings described in Subparagraph 2(e)(i) and (ii). The Trustee shall use reasonable best efforts to pursue such requests for opinions; any such requests may not be abandoned without the consent (which shall not unreasonably be withheld) of Bank of America, Countrywide, and the Institutional Investors. Bank of America and Countrywide shall use their reasonable best efforts to assist in the Trustee’s preparation and pursuit of the foregoing requests. In the event that the provisions of Subparagraphs 3(d)(i), (ii), or (iii) of this Settlement

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Agreement are modified by the Settlement Court, the Trustee shall update its requests for such opinions to take account of such modifications, and the requirements of this Subparagraph 2(f) necessary for there to be Final Court Approval shall be deemed not to have been satisfied until each of the opinions described in this Subparagraph 2(f) is received in a form that takes account of such modifications and otherwise meets the requirements of this Subparagraph 2(f).

(g) The Parties may collectively agree, each acting in its sole discretion, to deem the requirements of Subparagraphs 2(e) (“Federal Tax Ruling”) or 2(f) (“State Tax Rulings or Opinions”) to have been met by the receipt of tax rulings or opinions, as the case may be, that are substantially in accord with the requirements of such Subparagraphs 2(e) or 2(f).

3. Settlement Amount.

(a) Settlement Payment. If and only if Final Court Approval is obtained, Bank of America and/or Countrywide shall pay or cause to be paid eight billion five hundred million dollars ($8,500,000,000.00) (the “Settlement Payment”) within one-hundred and twenty (120) days of the Approval Date, in accordance with the following provisions.

(b) Method of Payment. Each Covered Trust’s Allocable Share of the Settlement Payment shall be wired to the Certificate Account or Collection Account for such Covered Trust by Bank of America as directed by the Trustee following determination of the Allocable Share of each Covered Trust pursuant to Subparagraph 3(c); provided, that if the Allocable Share of each Covered Trust has not been determined pursuant to Subparagraph 3(c) at the time at which the Settlement Payment is due pursuant to Subparagraph 3(a), the Settlement Payment shall be wired to a non-interest-bearing escrow account at BNY Mellon (the “Escrow Account”) set up for the sole purpose of holding the Settlement Payment until the relevant Allocable Shares have been determined, at which time each Allocable Share of the Settlement Payment shall be wired from the Escrow Account to the Certificate Account or Collection Account for each applicable Covered Trust. The Parties undertake to use reasonable best efforts to enter into a reasonably satisfactory escrow agreement in the event that an Escrow Account is required, which shall include instructions regarding the payment of the Allocable Shares from the Escrow Account to the Covered Trusts by the Trustee. All of the Trustee’s reasonable costs and expenses associated with performing its obligations under this Subparagraph 3(b) that exceed its ordinary costs and

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expenses as Trustee shall be borne by Bank of America and/or Countrywide. If, after the Approval Date, all or any portion of the Settlement Payment is voided or rescinded for any reason, including as a preferential or fraudulent transfer (an “Avoided Payment”), that Avoided Payment shall be treated for purposes of this Paragraph 3 as though it were not made at all (provided that written notice has been given by the Trustee to Bank of America and Countrywide and Bank of America or Countrywide has not cured, made, or restored such payment within sixty (60) days). In the event of an Avoided Payment, the BNY Mellon Parties shall have no liability to any Person whatsoever for any Avoided Payment or any liability or losses relating thereto.

(c) Allocation Formula. The Settlement Payment shall be allocated by the Trustee amongst the Covered Trusts. The Trustee shall retain a qualified financial advisor (the “Expert”) to make any determinations and perform any calculations that are required in connection with the allocation of the Settlement Payment among the Covered Trusts. For avoidance of doubt, for purposes of this Subparagraph 3(c), the term “Covered Trust” shall include any Excluded Covered Trusts. To the extent that the collateral in any Covered Trust is divided by the Governing Agreements into groups of loans (“Loan Groups”) so that ordinarily only certain classes of Investors benefit from the proceeds of particular Loan Groups, those Loan Groups shall be deemed to be separate Covered Trusts for purposes of the allocation and distribution methodologies set forth below. The Trustee shall instruct the Expert to apply the following allocation formula:

(i) First, the Expert shall calculate the amount of net losses for each Covered Trust that have been or are estimated to be borne by that trust from its inception date to its expected date of termination as a percentage of the sum of the net losses that are estimated to be borne by all Covered Trusts from their inception dates to their expected dates of termination (such amount, the “Net Loss Percentage”);

(ii) Second, the Expert shall calculate the “Allocable Share” of the Settlement Payment for each Covered Trust by multiplying (A) the amount of the Settlement Payment by (B) the Net Loss Percentage for such Covered Trust, expressed as a decimal; provided that the Expert shall be entitled to make adjustments to the Allocable Share of each Covered Trust to

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ensure that the effects of rounding do not cause the sum of the Allocable Shares for all Covered Trusts to exceed the applicable Settlement Payment;

(iii) Third, if applicable, the Expert shall calculate the portion of the Allocable Share that relates to principal-only certificates or notes and the portion of the Allocable Share that relates to all other certificates or notes; and

(iv) The Expert shall calculate the Allocable Share within ninety (90) days of the Approval Date.

(d) Distribution of the Allocable Shares; Increase of Balances.

(i) After the Allocable Share for each Covered Trust has been deposited into the Certificate Account or Collection Account for each Covered Trust, the Trustee shall distribute it to Investors in accordance with the distribution provisions of the Governing Agreements (taking into account the Expert’s determination under Subparagraph 3(c)(iii)) as though it was a Subsequent Recovery available for distribution on that distribution date (provided that if the Governing Agreement for a particular Covered Trust does not include the term “Subsequent Recovery,” the Allocable Share of such Covered Trust shall be distributed as though it was unscheduled principal available for distribution on that distribution date); provided, however, that the Master Servicer shall not be entitled to receive any portion of the Allocable Share distributed to any Covered Trust, it being understood that the Master Servicer’s other entitlements to payments, and to reimbursement or recovery, including of Advances and Servicing Advances, under the terms of the Governing Agreements shall not be affected by this Settlement Agreement except as expressly provided in this Subparagraph 3(d)(i) and in Subparagraph 5(c)(iv). To the extent that as a result of the distribution of the Allocable Share in a particular Covered Trust a principal payment would become payable to a class of REMIC residual interests, whether on the distribution of the Allocable Share or on any subsequent distribution date that is not the final distribution date under the Governing Agreement for such Covered Trust, such payment shall be maintained in the distribution account and the Trustee shall distribute it on the next distribution date according to the provisions of this Subparagraph 3(d)(i).

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(ii) In addition, after the distribution of the Allocable Share to Investors pursuant to Subparagraph 3(d)(i), the Trustee will allocate the amount of the Allocable Share for that Covered Trust in the reverse order of previously allocated Realized Losses, to increase the Class Certificate Balance, Component Balance, Component Principal Balance, or Note Principal Balance, as applicable, of each class of Certificates or Notes (or Components thereof) (other than any class of REMIC residual interests) to which Realized Losses have been previously allocated, but in each case by not more than the amount of Realized Losses previously allocated to that class of Certificates or Notes (or Components thereof) pursuant to the Governing Agreements. For the avoidance of doubt, for Covered Trusts for which the Senior Credit Support Depletion Date shall have occurred prior to the allocation of the amount of the Allocable Share in accordance with the immediately preceding sentence, in no event shall the foregoing allocation be deemed to reverse the occurrence of the Senior Credit Support Depletion Date in such Covered Trusts. Holders of such Certificates or Notes (or Components thereof) will not be entitled to any payment in respect of interest on the amount of such increases for any interest accrual period relating to the distribution date on which such increase occurs or any prior distribution date. Any such increase shall be applied pro rata to the Certificate Balance, Component Balance, Component Principal Balance, or Note Principal Balance of each Certificate or Note of each class. For the avoidance of doubt, this Subparagraph 3(d)(ii) is intended only to increase Class Certificate Balances, Component Balances, Component Principal Balances, and Note Principal Balances, as provided for herein, and shall not affect the distribution of the Settlement Payment provided for in Subparagraph 3(d)(i).

(iii) In no event shall the deposit or distribution of any amount hereunder into any Covered Trust be deemed to reduce the collateral losses experienced by such Covered Trust.

(iv) For any of the Covered Trusts in which there is a third-party guaranty or other financial guaranty provided for one or more tranches by an entity that has not previously released the right to seek repurchase of Mortgage Loans, notwithstanding anything else in this Settlement Agreement, Bank of America and Countrywide shall, up to the Approval Date, have the option to exclude such Covered Trust from the Settlement, unless and until an agreement is reached by Bank of America, Countrywide, and the third-party guarantor or financial-guaranty provider, pursuant to which the third-party guarantor or financial guaranty provider agrees not to make any

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repurchase demands with relation to that Covered Trust. In the event that a Covered Trust is excluded under this Subparagraph 3(d)(iv), it shall be treated in accordance with Subparagraph 4(a).

(v) Nothing in Subparagraphs 3(d)(i), (ii), or (iii) is intended to or shall be construed to amend any Governing Agreements; a modification of Subparagraphs 3(d)(i), (ii), or (iii) (in each case in a manner consistent with the Governing Agreements) by the Settlement Court shall not constitute a material change to the terms of this Settlement Agreement.

(vi) The Trustee shall administer the distribution of the Allocable Shares pursuant to this Settlement Agreement and the Governing Agreements. Under no circumstances shall Bank of America or Countrywide have any liability to the Trustee, the Investors, the Covered Trusts, or any other Person in connection with such determination, administration, or distribution (including distribution within each Covered Trust) of the Allocable Shares, including under any indemnification obligation provided for in any Governing Agreement (including as clarified by the side-letter attached as Exhibit C to this Settlement Agreement).

(e) Determinations by the Expert. In the absence of bad faith or manifest error, the Expert’s determinations and calculations in connection with the Allocable Share of each Covered Trust shall be treated as final and accepted by all Parties for purposes of Paragraph 3.

4. Effect of Exclusion of Trusts.

(a) Excluded Covered Trusts. In the event that any Covered Trust is excluded from the Settlement (an “Excluded Covered Trust”), the Allocable Share that would otherwise become payable to that Excluded Covered Trust shall be paid to Bank of America (as a matter of convenience for allocation as between Bank of America and Countrywide as appropriate), and there shall be no obligation by any of the Bank of America Parties or the Countrywide Parties to make any payments or provide any of the benefits of the Settlement to such Excluded Covered Trust or to Investors therein, or to comply with any of the provisions of Paragraphs 5 or 6 (except as specifically provided therein) with respect to such Excluded Covered Trust. The Trustee shall not be limited in the actions that it may take with respect to any Excluded Covered Trust (subject to the provisions of Paragraphs 17 and 20).

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(b) Withdrawal From Settlement. In the event that one or more Covered Trusts, holding, in the aggregate, Mortgage Loans with unpaid principal balances as of the first Trustee report after the Signing Date aggregating in excess of a confidential percentage of the total unpaid principal balance of the Covered Trusts as of that date, such percentage having been provided to the Trustee by Bank of America and Countrywide prior to the execution of this Settlement Agreement, shall become Excluded Covered Trusts, Bank of America and Countrywide shall have the option, in their sole discretion, to withdraw from the Settlement with like effect as if Final Court Approval had become legally impossible. For purposes of calculating the unpaid principal balance of Excluded Covered Trusts in connection with this Subparagraph 4(b), the unpaid principal balance of Covered Trusts that become Excluded Covered Trusts at the election of Bank of America or Countrywide pursuant to Subparagraph 3(d)(iv) shall not be included.

5. Servicing. The Master Servicer shall implement the following servicing improvements (the “Servicing Improvements”). Material compliance with the provisions of this Paragraph 5 shall satisfy the Master Servicer’s obligation to service the Mortgage Loans prudently in accordance with the relevant provisions of the Governing Agreements:

(a) Subservicer Selection and Assignment. In conformity with the subservicing provisions of the Governing Agreements:

(i) Within thirty (30) days of the Signing Date, the Institutional Investors and the Master Servicer shall agree on a list (the “Agreed List”) of no fewer than eight and no more than ten subservicers (each a “Subservicer” and together the “Subservicers”) to service High Risk Loans (as defined in Subparagraph 5(b)) and submit the Agreed List to the Trustee for review. If agreed by the Institutional Investors and the Master Servicer, the Master Servicer or an affiliate of the Master Servicer may serve as a Subservicer (in addition to the eight to ten to be otherwise agreed) and be included on the Agreed List. Within forty-five (45) days of receipt of the Agreed List, the Trustee, after consulting with an expert of its choice (whose advice shall be deemed full and complete authorization and protection in respect of the Trustee’s decision), may object to any of the Subservicers on the Agreed List or reduce the maximum number of Mortgage Loans from the Covered Trusts that any such Subservicer may service at any one time to less than

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30,000; provided that the Trustee may object to a Subservicer, or reduce the maximum number of Mortgage Loans from the Covered Trusts that any such Subservicer may service at any one time, only on the grounds listed in Exhibit D hereto and none other. The Trustee shall act in good faith in its approval decisions and shall include in any decision to object to a particular Subservicer the grounds for such objection. In the absence of an objection by the Trustee, all of the Subservicers on the Agreed List shall be deemed to be approved. If the Trustee objects to one or more Subservicers, all of the Subservicers on the Agreed List as to which there has been no objection shall be deemed approved. The Subservicers approved, or deemed approved, by the Trustee shall make up the “Approved List.”

(ii) If the Trustee objects to a Subservicer on the Agreed List, or if a Subservicer on the Approved List at any time fails to meet, or ceases to meet, any of the qualifications described in Subparagraph 5(a)(iii), the Master Servicer shall remove such Subservicer from the Agreed List and/or the Approved List, as applicable, and may: (A) propose to replace any such Subservicer with a new subservicer by written notice to the Trustee, subject to such new subservicer meeting the qualifications described in Subparagraph 5(a)(iii) or (B) if applicable, re-submit such Subservicer to the Trustee for approval, provided that the Master Servicer has a commercially reasonable basis for believing that the grounds for the Trustee’s objection to the subservicer are no longer applicable. Within fourteen (14) days of receipt of such notice or re-submission, the Trustee, after consulting with an expert of its choice (whose advice shall be deemed full and complete authorization and protection in respect of the Trustee’s decision), may object to the proposed subservicer or reduce the maximum number of Mortgage Loans from the Covered Trusts that such proposed subservicer may service at any one time to less than 30,000; provided that the Trustee may object to a proposed subservicer or reduce the maximum number of Mortgage Loans from the Covered Trusts only on the grounds listed in Exhibit D hereto and none other. In the absence of an objection, the proposed subservicer shall be deemed approved and included on the Approved List. If the Trustee objects to a proposed subservicer, the Master Servicer may propose another subservicer pursuant to the process set out above, which process may be repeated multiple times. If the Trustee, pursuant to this Subparagraph 5(a)(ii), reduces the maximum number of Mortgage Loans that a Subservicer may service at any one time to less than 30,000, the Master Servicer may request from time to time that the Trustee lift or revise any such reduction of the maximum number of Mortgage Loans that that Subservicer may service

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(subject to the maximum of 30,000 outstanding Mortgage Loans at any one time established by this Paragraph 5), and the Trustee, after consulting with an expert of its choice (whose advice shall be deemed full and complete authorization and protection in respect of the Trustee’s decision), may agree or disagree, provided that the Trustee shall make such decision only on the grounds listed in Exhibit D hereto and none other. Nothing herein shall be construed as requiring the Master Servicer to obtain the Trustee’s approval prior to terminating a Subservicer for cause.

(iii) To qualify for the transfer of loans for subservicing, a Subservicer must: (1) possess and maintain all material state and local licenses and registrations and be qualified to do business in the relevant jurisdictions, (2) agree to comply, and comply, with any laws, regulations, orders, mandates, or rulings of any Governmental Authority and/or any agreement or settlement between the Master Servicer or any of the other Bank of America Parties with any Governmental Authority applicable to subservicing, (3) maintain sufficient capable staff and facilities located in the United States, agree to meet, and meet, specified service level and performance requirements, and meet reasonable financial criteria, (4) agree to indemnify and hold harmless the Master Servicer for any servicing failures or breaches committed by it, (5) be eligible to service in accordance with the Home Affordable Modification Program (“HAMP”) either pursuant to a Servicer Participation Agreement or an Assignment and Assumption Agreement with the U.S. Department of Treasury, (6) meet, and otherwise be subject to, all relevant third-party provider requirements of the Office of the Comptroller of the Currency, (7) meet, and otherwise be subject to, the Master Servicer’s vendor management policies, provided that such policies are of general application and do not address the specific requirements for performance under this Settlement Agreement, any agreement for the transfer of loans to subservicing, or any agreement for the sale of servicing rights, and (8) otherwise meet the requirements of the subservicing provisions of the Governing Agreements. In determining whether a Subservicer meets the qualifications described in this Subparagraph 5(a)(iii), the Master Servicer shall act in good faith and shall use commercially reasonable standards. Notwithstanding any other provision of this Settlement Agreement, the Master Servicer shall have no obligation to, and shall not, enter into a subservicing contract with, or transfer any Mortgage Loan for subservicing to, any Subservicer that does not meet the qualifications described in this Subparagraph 5(a)(iii) at the relevant time. Any Subservicer on the Approved

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List that, at any time, does not meet the qualifications described in this Subparagraph 5(a)(iii) and that subsequently has a commercially reasonable basis for believing that it can meet the qualifications described in this Subparagraph 5(a)(iii), can request that the Master Servicer re-evaluate whether it meets the qualifications described in this Subparagraph 5(a)(iii), and if the Master Servicer determines that the Subservicer meets the qualifications described in this Subparagraph 5(a)(iii), such Subservicer shall be considered eligible for the transfer of High Risk Loans (subject to, if applicable, negotiation of a subservicing contract pursuant to Subparagraph 5(a)(iv)).

(iv) Beginning on the date of the Trustee’s approval (or deemed approval, as applicable) of at least four Subservicers, the Master Servicer shall negotiate a servicing contract that includes commercially reasonable terms (including without limitation the right to terminate the Subservicer for cause) and map the computer-transfer of Mortgage Loans with not less than one Subservicer per quarter until all of the Subservicers on the Approved List are operational. The terms on which the Subservicers are compensated shall be commercially reasonable pool-performance incentives and/or activity-based incentives substantially similar to, and not materially less favorable than, those set forth on Exhibit E hereto. The servicing contract with each Subservicer shall prohibit the Subservicer from subcontracting the servicing, subservicing, selling the servicing rights, or otherwise transferring the servicing rights of any of the High Risk Loans to another party, provided that nothing herein shall be construed to limit the right of the Subservicers to engage third-party vendors or subcontractors to perform tasks that prudent mortgage banking institutions commonly engage third party vendors or subcontractors to perform with respect to mortgage loans and related property, including, but not limited to, tax monitoring, insurance monitoring, property inspection, reconveyance, services provided by licensed field agents, and brokering REO property (“Routinely Outsourced Tasks”).

(v) The Master Servicer will complete the contract negotiation and computer-transfer mapping for each Subservicer in a three-month time period running from the commencement of computer-transfer mapping with that Subservicer, provided, however, that the Master Servicer shall have no obligation to contract with any Subservicer that does not meet the qualifications described in Subparagraph 5(a)(iii) or on terms that are not commercially reasonable, and shall incur no liability whatsoever nor be subject to any other form of remedy if it cannot comply with

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any provision of this Paragraph 5 because it is unable to contract with such a Subservicer on commercially reasonable terms (provided, however, that the other provisions of this Paragraph 5 shall remain in force).

(vi) If the Master Servicer exceeds the three month time frame to complete the required computer mapping specified in Subparagraph 5(a)(v), the Master Servicer shall retain a competent third party, at its own expense, to complete the computer mapping as soon as reasonably practical (and shall have no other liability for exceeding the time frame provided that it retains such third party and proceeds diligently to complete the computer mapping).

(vii) After at least one Subservicer is operational, the Master Servicer shall initiate the transfer of Mortgage Loans to at least one Subservicer per quarter; provided, however, that each Subservicer shall have no more than 30,000 outstanding Mortgage Loans from the Covered Trusts at any one time. If each operational Subservicer has 30,000 outstanding Mortgage Loans from the Covered Trusts (or such lesser maximum number as the Trustee directs pursuant to Subparagraphs 5(a)(i) and (ii), as applicable), the Master Servicer shall have no obligation to transfer any Mortgage Loans until such time as an operational Subservicer has enough less than 30,000 outstanding Mortgage Loans from the Covered Trusts (or such lesser maximum number as the Trustee directs pursuant to Subparagraphs 5(a)(i) and (ii), as applicable) so as to make a transfer of Mortgage Loans commercially reasonable.

(viii) Only one Subservicer shall be assigned to each Covered Trust.

(ix) Any Mortgage Loan in subservicing for which twelve (12) consecutive timely payments have been made by or on behalf of the borrower shall be transferred back to the Master Servicer. The Master Servicer shall include a provision to this effect in the subservicing contract with each Subservicer. This provision shall not apply to any Mortgage Loan for which the Master Servicer has sold the servicing rights.

(x) All costs associated with implementation of these subservicing provisions shall be borne by the Master Servicer and/or the Subservicers, as applicable; provided, however, that the costs of the Subservicer compensation described in Subparagraph 5(a)(iv) and on Exhibit E hereto shall be borne by the Master Servicer. For the avoidance of doubt, if a Mortgage Loan is

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transferred to subservicing, the Master Servicer shall retain all rights to receive payment for accrued but unpaid Master Servicing Fees and to be reimbursed for outstanding Advances at the same time and in the same manner as if the Master Servicer had retained the servicing function.

(xi) Beginning on the date of the Trustee’s approval or deemed approval of at least four Subservicers, the Master Servicer may, at its option, sell the servicing rights on High Risk Loans to any Subservicer on the Approved List, provided that: (1) such sale complies with the applicable provisions of the applicable Governing Agreements; (2) the Subservicer possesses all material state and local licenses and registrations and is qualified to do business in the relevant jurisdictions; (3) the Subservicer maintains sufficient capable staff and facilities located in the United States, meets specified service level and performance requirements, and meets reasonable financial criteria; (4) the Subservicer complies with applicable laws, regulations, orders, mandates, or rulings of any Governmental Authority; (5) the Master Servicer ensures that the terms of the contract of sale include terms not materially less favorable than, similar to, and designed to substantially maintain the effect of, the commercially reasonable pool performance incentives and/or activity-based incentives set forth on Exhibit E hereto; (6) the total number of outstanding Mortgage Loans from the Covered Trusts serviced by any Subservicer, whether as a result of a sale of servicing rights or of a transfer to subservicing, shall not exceed 30,000 at any one time; (7) the Master Servicer covenants to provide Advance financing on commercially reasonable terms or otherwise guarantee such payment, if necessary to ensure the creditworthiness of the Subservicer in connection with Advances; (8) the Master Servicer ensures that the terms of the contract of sale prohibit the Subservicer from subcontracting the servicing, subservicing, selling the servicing rights, or otherwise transferring the servicing rights of any of the High Risk Loans to another party, provided that the Master Servicer is not required to restrict the Subservicer’s ability to engage third-party vendors or subcontractors to perform Routinely Outsourced Tasks; (9) the Master Servicer shall enforce its rights under any contract of sale in good faith; (10) the Master Servicer ensures that the terms of the contract of sale include provisions similar to, and that are designed to substantially maintain the effect of, Subparagraphs 5(d) and 5(e); and (11) the Master Servicer obtains whatever powers of attorney may be necessary from the Trustee (which power of attorney shall not be unreasonably withheld) and the Subservicer so that the Master Servicer may cure document exceptions and comply with its obligations pursuant to Paragraph 6. For the avoidance of doubt, (1) nothing in this

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Settlement Agreement shall limit in any way the Master Servicer’s rights, if any, under the Governing Agreements, to sell servicing rights on current Mortgage Loans; (2) the Master Servicer’s sale of servicing rights in conformity with this Subparagraph 5(a)(xi) shall be the equivalent of transferring High Risk Loans to subservicing for the purposes of satisfying the obligation of the Master Servicer under this Paragraph 5 to transfer High Risk Loans; and (3) in any quarter in which the Master Servicer is obligated to transfer High Risk Loans to subservicing, the Master Servicer shall remain obligated to do so unless it sells servicing rights on High Risk Loans pursuant to this Subparagraph 5(a)(xi).

(xii) Nothing in this Settlement Agreement shall limit in any way the Master Servicer’s right to sell, transfer, or assign the servicing rights for the loans in the Covered Trusts, including High Risk Loans, to a bank affiliate of the Master Servicer reasonably expected to be capable of performing the obligations of the Master Servicer under this Settlement Agreement and the Governing Agreements, and the provisions of Subparagraph 5(a)(xi) shall not apply to such a sale, transfer, or assignment. Upon the sale, transfer, or assignment of servicing rights for any loans in the Covered Trusts to such a bank affiliate of the Master Servicer, it shall be deemed to be a Master Servicer for purposes of this Settlement Agreement and all provisions of this Settlement Agreement applicable to the Master Servicer shall be fully applicable to it.

(b) Subservicing Implementation for High Risk Loans. Mortgage Loans in groups (i) through (v) below shall be termed “High Risk Loans” for the purposes of this Settlement Agreement. High Risk Loans shall be transferred to subservicing in the following priority, provided that Mortgage Loans from groups (i), (ii), and (iii) below may be grouped together for transfer and treated as a single group for priority purposes:

(i) Mortgage Loans that are 45+ days past due without right party contact (i.e., the Master Servicer has not succeeded in speaking with the borrower about resolution of a delinquency);

(ii) Mortgage Loans that are 60+ days past due and that have been delinquent more than once in any rolling twelve (12) month period;

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(iii) Mortgage Loans that are 90+ days past due and have not been in the foreclosure process for more than 90 days and that are not actively performing on trial modification or in the underwriting process of modification;

(iv) Mortgage Loans in the foreclosure process that do not yet have a scheduled sale date; and

(v) Mortgage Loans where the borrower has declared bankruptcy regardless of days past due.

(c) Servicing Improvements for Mortgage Loans Not in Subservicing. Beginning five (5) months after the Signing Date or on the Approval Date, whichever is later, the servicing improvements set forth below shall apply to all Mortgage Loans that are (i) not in subservicing pursuant to Subparagraphs 5(a) and 5(b) or (ii) for which the servicing rights have not been sold to a Subservicer; except that for Mortgage Loans secured by collateral in the state of Florida, the Industry Standard benchmark set forth in Subparagraph 5(c)(i)(B) and any associated Master Servicing Fee Adjustment shall not apply until the Approval Date or until twenty-four (24) months after the Signing Date, whichever is later; provided, however, that the Master Servicer shall have no liability under this Subparagraph 5(c) until such time as eight Subservicers have been approved or been deemed approved by the Trustee.

(i) The Master Servicer shall, on a monthly basis, benchmark its performance against the following industry standards (the “Industry Standards”). For the avoidance of doubt, only one Industry Standard shall apply to each Mortgage Loan:

(A) First-lien Mortgage Loans Only: Delinquency status of borrower at time of referral to the Master Servicer’s foreclosure process: 150 days. This benchmark will exclude for each Mortgage Loan all time periods during which the borrower is in bankruptcy.

(B) First-lien Mortgage Loans Only: Time period between referral to the Master Servicer’s foreclosure process and foreclosure sale or other liquidation event: The relevant state timeline in the most current (as of the time of each calculation) FHFA referral to foreclosure timelines. This benchmark will exclude for each Mortgage Loan all time periods during which

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(a) the borrower is in bankruptcy or (b) the borrower is performing pursuant to HAMP or other loss mitigation efforts mandated by Law.

(C) Second-lien Mortgage Loans Only: Delinquency status of borrower at the time of reporting of charge-off to Trustee: Standards in relevant Governing Agreement.

(ii) The Master Servicer shall, once a month on the last business day of the month, send to the Trustee statistics for each Covered Trust comparing its performance for the prior month with respect to the Mortgage Loans in each Covered Trust to the Industry Standards (the “Monthly Statement”). The Trustee shall use reasonable commercial efforts to make such statement available on its Global Corporate Trust Investor Reporting website (https://www.gctinvestorreporting.bnymellon.com or any successor thereto) within five (5) business days of its receipt of such Monthly Statement.

(iii) Once a month, in connection with the preparation of the Monthly Statement, the Master Servicer shall calculate for the prior month: (a) a Compensatory Fee (as defined below) for each Mortgage Loan in each Covered Trust; (b) a Loan Level Amount (as defined below) for each Mortgage Loan in each Covered Trust; (c) whether there is a Master Servicing Fee Adjustment (as defined below) owed for each Covered Trust; and shall report to the Trustee as a line item on the Monthly Statement the Master Servicing Fee Adjustment, if any, for the relevant Covered Trust. The “Compensatory Fee” for a Mortgage Loan shall be calculated by multiplying the coupon applicable to that Mortgage Loan times the unpaid principal balance for that Mortgage Loan, and dividing the product of those two numbers by twelve (12). The “Loan Level Amount” for each Mortgage Loan shall be the amount equal to the applicable percentage in the applicable table below of the Compensatory Fee for such Mortgage Loan. The “Master Servicing Fee Adjustment” for each Covered Trust shall be the greater of zero and the sum of all the Loan Level Amounts for all the Mortgage Loans in such Covered Trust for that month.

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Days Delinquent at Time of Referral to the Master Servicer’s Foreclosure Process (First-lien Mortgage Loans only)

Day Variance to Industry Standard (150 days)%
Earlier than -60	-50%
-60 to -30	-20%
-30 to 0	0%
0 to 15	0%
15 to 30	0%
30 to 60	40%
60 to 90	60%
90 to 120	80%
Over 120	100%

Days Between Referral to Foreclosure Process and Foreclosure Sale or Other Liquidation Event (First-lien Mortgage Loans only)

Day Variance to Relevant State’s Timeline as set Forth in the FHFA Referral to Foreclosure Timelines	%
Earlier than -120	-50%
-120 to -90	-40%
-90 to -60	-30%
-60 to -30	-20%
-30 to 0	0%
0 to 15	0%
15 to 30	0%
30 to 60	20%
60 to 90	30%
90 to 120	40%
120 to 150	50%
150 to 180	60%
180 to 210	80%
Over 210	100%

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Days Delinquent at Time of Reporting of Charge Off (Second-lien Mortgage Loans only)

Day Variance to Standard in the Governing Agreement	%
0 to 30	0%
30 to 60	40%
60 to 90	60%
90 to 120	80%
Over 120	100%

(iv) For each Covered Trust other than CWHEQ 2006-A and CWHEQ 2007-G, the Master Servicer shall, on a monthly basis, deduct the Master Servicing Fee Adjustment from unreimbursed Advances due to it. For each of CWHEQ 2006-A and CWHEQ 2007-G, the Master Servicer shall, on a monthly basis, wire the Master Servicing Fee Adjustment to the Collection Account for the applicable Covered Trust and the Trustee shall distribute the Master Servicing Fee Adjustment in the same manner as is specified for an Allocable Share pursuant to Subparagraph 3(d)(i), provided, however, that the provisions of Subparagraph 3(d)(ii) shall not apply to Master Servicing Fee Adjustments.

(d) Loss Mitigation Requirements Applicable to All Loans. Beginning on the Signing Date, for each borrower with a Mortgage Loan in the Covered Trusts that is considered for modification programs, the Master Servicer and/or each of the Subservicers, as applicable, shall simultaneously evaluate the borrower’s eligibility for all applicable modification programs in accordance with the factors set forth in Subparagraph 5(e) (including, as applicable, HAMP and proprietary modification programs, which programs may, pursuant to the Governing Agreements, include principal reductions), and shall render a decision within sixty (60) days of receiving all requested documents from the borrower; provided that nothing herein shall be deemed to create an obligation on the part of Master Servicer to offer any modification or loss mitigation strategy to any borrower.

(e) Loss Mitigation Considerations. In considering modifications and/or other loss mitigation strategies, including, without limitation, short sales and deeds in lieu of foreclosure, the Master Servicer and all Subservicers shall consider the following factors: (a) the net present value of the Mortgage Loan at the time the modification and/or other loss mitigation strategy is

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considered and whether the contemplated modification and/or other loss mitigation strategy would have a positive effect on the net present value of the Mortgage Loan as compared to foreclosure; (b) where loan performance is the goal, whether the modification and/or other loss mitigation strategy is reasonably likely to return the Mortgage Loan to permanently performing status; (c) whether the borrower has the ability to pay, but has defaulted strategically or is otherwise acting strategically; (d) reasonably available avenues of recovery of the full principal balance of the Mortgage Loan other than foreclosure or liquidation of the loan; (e) the requirements of the applicable Governing Agreement; (f) such other factors as would be deemed prudent in its judgment; and (g) all requirements imposed by applicable Law. When the Master Servicer and/or Subservicer, in implementing a modification and/or other loss mitigation strategy (which may, pursuant to the Governing Agreements, include principal reductions), considers the factors set forth above, and/or acts in accordance with the policies or practices that the Master Servicer is then applying to its or any of its affiliates’ “held for investment” portfolios, the Master Servicer shall be deemed to be in compliance with its obligation to service the Mortgage Loans prudently in keeping with the relevant servicing provisions of the relevant Governing Agreement and the requirements of this Subparagraph 5(e), the modification and/or other loss mitigation strategy so implemented shall be deemed to be permissible under the terms of the applicable Governing Agreement, and the judgments in applying such factors to a particular loan shall not be subject to challenge under the applicable Governing Agreement, this Settlement Agreement, or otherwise. Notwithstanding anything else in this Subparagraph 5(e), no principal modification by the Master Servicer or any Subservicer shall reduce the principal amount due on any Mortgage Loan below the current market value of the property, as determined by a third-party broker price opinion, using a fair market value method, applying normal marketing time criteria and excluding REO or short sale comparative sales in the valuation calculation.

(f) Reporting and Attestation of Compliance with Servicing Improvements. Beginning on the Approval Date, the Master Servicer shall: (i) report monthly to the Trustee, for each Covered Trust, concerning its compliance with the Servicing Improvements required by this Settlement Agreement (the “Monthly Report”); and (ii) pay for an annual attestation report for the Covered Trusts as a group (the “Attestation Report”) to be completed no later than February 15 of each year that any Covered Trust holds Mortgage Loans (or owns real estate related to liquidated Mortgage Loans). The Trustee shall use reasonable commercial efforts to make such

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report available on its Global Corporate Trust Investor Reporting website (https://www.gctinvestorreporting.bnymellon.com or any successor thereto) within five (5) business days of its receipt of such report.

(i) The Attestation Report shall be prepared by an audit firm selected in accordance with the following selection process: (A) the Master Servicer shall propose in writing to the Trustee an audit firm meeting the qualifications described in Subparagraph 5(f)(ii); (B) within seven (7) business days of receipt of such written notice, the Trustee may object to the Master Servicer’s selection if it reasonably determines that the proposed audit firm does not meet the qualifications described in Subparagraph 5(f)(ii); (C) if the Trustee objects to a proposed audit firm in accordance with Subparagraph 5(f)(i)(B) above, a different audit firm shall be selected by repeating the process set out in Subparagraphs 5(f)(i)(A) and 5(f)(i)(B) above; and (D) in the absence of an objection by the Trustee within the time frame set out in Subparagraph 5(f)(i)(B) above, the proposed audit firm shall be deemed approved.

(ii) To qualify to prepare the Attestation Report, a firm must (A) possess sufficient relevant expertise in the mortgage loan servicing industry; (B) be duly licensed to conduct its business in all relevant jurisdictions; (C) not be indicted in any state; and (D) not be engaged by Bank of America, Countrywide, or any of their respective subsidiaries and affiliates for any major engagement.

(iii) The Attestation Report shall be distributed to all Investors as part of the Trustee’s Monthly Statement for April of each year, provided that the Trustee shall not be required to execute, sign, or deliver to the audit firm any consent, acknowledgement, or other documentation whatsoever in connection with its receipt of the Attestation Report or the making of the Attestation Report available to the Investors.

(g) No Amendment. Nothing in this Paragraph 5 is, or shall be construed to be, an amendment of any Governing Agreement.

(h) Governmental Authority. The Master Servicer shall: (i) have no liability (and shall be subject to no other remedy) to the Covered Trusts, the Trustee, or the Investors under any part of this Settlement Agreement or under the provisions of the Governing Agreements that

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relate to the matters and aspects of servicing addressed in whole or in part by the provisions of this Paragraph 5, including no liability for any Master Servicing Fee Adjustment, if it becomes commercially impracticable for the Master Servicer to perform its obligations under this Paragraph 5 in a manner reasonably similar to the intent thereof because any provision of this Paragraph 5 is rendered inoperative or invalid by Law and (ii) not be liable for any portion of a Master Servicing Fee Adjustment that is the result of actions mandated or required by Law.

(i) Cost of Compliance with Law. All expenses associated with compliance with Law related to the servicing of the Mortgage Loans in the Covered Trusts shall be borne by the Master Servicer and/or the Subservicers, as applicable, provided that (i) any modification or other loss mitigation strategy that may be required or permitted by Law, and/or (ii) any Advance that is required or permitted by Law, that is permissible under the terms of this Settlement Agreement and/or the Governing Agreements shall not be deemed to be an expense associated with compliance with Law related to the servicing of the Mortgage Loans in the Covered Trusts, and any Realized Loss associated with the implementation of such modification or loss mitigation strategy shall be borne by the relevant Covered Trust.

(j) Effect of Failure to Meet Timelines. The Master Servicer’s failure to complete any task or obligation set forth in this Paragraph 5 in the time period required by this Paragraph 5 shall not be deemed a material breach of this Settlement Agreement, provided that the Master Servicer has used and is using reasonable best efforts to comply with the time periods set forth in this Paragraph 5 and that the Master Servicer completes the task or obligation in no more than 133% of the time period required by this Paragraph 5. For the avoidance of doubt, nothing in this Subparagraph 5(j) shall affect the amount of any Master Servicing Fee Adjustment otherwise due under Subparagraph 5(c).

(k) Effect of Legal Impossibility of Final Court Approval; Excluded Covered Trusts. If Final Court Approval becomes legally impossible, then at such time, neither the Master Servicer nor the Trustee shall have any further obligations under Subparagraph 5(a) or under Subparagraph 5(b) and Subparagraphs 5(c) and 5(f) shall be null and void. Subparagraphs 5(d) and 5(e) shall remain binding upon the Master Servicer and the Trustee. As to any trust that shall become an Excluded Covered Trust, neither the Master Servicer nor the Trustee shall have

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any further obligations with respect to such Excluded Covered Trust under Subparagraph 5(a) or under Subparagraph 5(b) and Subparagraphs 5(c) and 5(f) shall be null and void with respect to such Excluded Covered Trust; Subparagraphs 5(d) and 5(e) shall remain binding upon the Master Servicer and the Trustee as to such Excluded Covered Trust.

6. Cure of Certain Document Exceptions.

(a) Initial Exceptions Report Schedule. Not later than six (6) weeks after the Signing Date, the Master Servicer shall submit to the Trustee an “Initial Exceptions Report Schedule” as provided for below. Subject to Paragraph 12, the Trustee shall use reasonable best efforts to make the Initial Exceptions Report Schedule available on the Trustee’s Global Corporate Trust Investor Reporting website (https://www.gctinvestorreporting.bnymellon.com, or any successor thereto) within five (5) business days of its receipt of such report.

(i) The Initial Exceptions Report Schedule shall be prepared in good faith, after reasonable diligence, and shall include each Mortgage Loan in the Covered Trusts (including, for the avoidance of doubt, Mortgage Loans for which the servicing rights are sold following the Signing Date) that, on the Trustee’s Loan-Level Exception Reports (as defined below), is subject to both (A) a document exception relating to mortgages coded “photocopy” (CO), “copy with recording information” (CR), “document missing” (DM), “county recorded copy with comments” (IN), “certified copy not recorded” (NR), “original with comments” (OO), “unrecorded original” (OX), “pool review pending” (PR), “contract” (CONT), and “certified copy-issuer” (CI) on the Trustee’s Loan-Level Exception Reports, (“Mortgage Exceptions”) and (B) a document exception relating to title policies or their legal equivalent coded “document missing” (DM), “title commitment” (CM), or “preliminary title report” (PL) on the Trustee’s Loan-Level Exception Reports, (“Title Policy Exceptions”), provided that it shall exclude any such Mortgage Loan registered on the Mortgage Electronic Registration Systems (“MERS”). Mortgage Loans paid in full or liquidated as of the Signing Date shall not be included in the Initial Exceptions Report Schedule.

(ii) The Master Servicer may elect, in its sole discretion, to resolve any Mortgage Exception or Title Policy Exception listed on the Initial Exceptions Report Schedule, in which

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case the Trustee shall cooperate in good faith with the Master Servicer to resolve any such Mortgage Exception or Title Policy Exception.

(iii) If any Mortgage Loan is Cured (as defined below), the Master Servicer shall promptly provide evidence of such cure to the Trustee.

(iv) “Trustee’s Loan-Level Exception Reports” shall mean the loan level exception reports for the Covered Trusts provided by the Trustee to the Master Servicer on April 14, 2011, April 27, 2011, and April 28, 2011.

(b) Monthly Exceptions Report. Beginning the first month following the month in which the Master Servicer submits the Initial Exceptions Report Schedule, the Master Servicer shall provide to the Trustee on the last business day of each month a Monthly Exceptions Report listing all Mortgage Loans on the Initial Exceptions Report Schedule exclusive of any Mortgage Loan that has been Cured and shall separately list all Mortgage Loans that have been Cured.

(i) A Mortgage Loan listed on the Initial Exceptions Report Schedule shall be considered “Cured” for all purposes if (A) either the Mortgage Exception or Title Policy Exception associated with that Mortgage Loan has been resolved, (B) the Mortgage Loan has been paid in full or otherwise satisfied as a first lien, (C) the Mortgage Loan has been liquidated as a first lien on the Mortgaged Property, or (D) pursuant to Subparagraph (6)(c), the Master Servicer has reimbursed the Covered Trust for 100% of any related Realized Loss associated with that Mortgage Loan’s liquidation.

(ii) Within fifteen (15) business days of receipt of each Monthly Exceptions Report, the Trustee shall determine whether reasonable evidence has been provided in respect of each Mortgage Loan listed as Cured in such report. In the event that the Trustee determines that a decision by the Master Servicer to list a loan as Cured is not supported by reasonable evidence, after consultation with the Master Servicer regarding the reasonableness of such evidence, the Trustee shall direct the Master Servicer to issue a revised Monthly Exceptions Report. All of the Trustee’s reasonable costs and expenses associated with performing its obligations under this Subparagraph 6(b)(ii) that exceed the Trustee’s ordinary costs and expenses in connection with its record-keeping duties under the Governing Agreements shall be borne by the Master Servicer.

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(iii) The Master Servicer shall continue providing Monthly Exceptions Reports until such time as all Mortgage Loans listed in the Initial Exceptions Report Schedule have been Cured.

(iv) Subject to Paragraph 12, the Trustee shall use reasonable best efforts to make each Monthly Exceptions Report available on its Global Corporate Trust Investor Reporting website (https://www.gctinvestorreporting.bnymellon.com or any successor thereto) within five (5) business days of its receipt of such report.

(c) Remedy for Uncured Exceptions. If, at the time of liquidation, a Mortgage Loan (including, for the avoidance of doubt, Mortgage Loans for which the servicing rights are sold following the Signing Date) is listed on the then-current Monthly Exceptions Report as having an outstanding Mortgage Exception and an outstanding Title Policy Exception, the Master Servicer shall promptly provide notice to the Trustee and shall reimburse the trust that owns the Mortgage Loan for 100% of any Realized Loss (as defined in the applicable Governing Agreements) (i) if the Master Servicer is prevented from foreclosing as a first-lien holder by reason of an outstanding Mortgage Exception and the trust is not made whole by a title policy or equivalent by reason of an outstanding Title Policy Exception within the earlier of (A) twelve (12) months after the denial of such foreclosure or (B) thirty (30) days after the Master Servicer determines that no insurance will be payable or (ii) if a court of competent jurisdiction denies foreclosure as a first-lien holder by reason of an outstanding Mortgage Exception and the trust is not made whole by a title policy or equivalent by reason of an outstanding Title Policy Exception within the earlier of (A) twelve (12) months after the denial of such foreclosure or (B) thirty (30) days after the Master Servicer determines that no insurance will be payable. In the event that the Master Servicer makes the trust whole with respect to any Mortgage Loan pursuant to this Subparagraph 6(c), the Master Servicer shall be entitled to reimbursement for such make-whole payment from any proceeds that it or the trust subsequently receives from any title policy or equivalent with respect to such Mortgage Loan.

(d) If Final Court Approval becomes legally impossible, then at such time, neither the Master Servicer nor the Trustee shall have any further obligations or rights under this Paragraph 6 and the remedy provisions of Subparagraph 6(c) shall be null and void. Likewise, if the trust in

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which the Mortgage Loan is held is designated an Excluded Covered Trust pursuant to Subparagraph 4(a), then at such time, neither the Master Servicer nor the Trustee shall have any further obligations or rights under this Paragraph 6 and the remedy provisions of Subparagraph 6(c) shall be null and void with respect to such Mortgage Loan. Notwithstanding the foregoing, the Master Servicer may elect in its sole discretion to resolve any Mortgage Exception or Title Policy Exception that is outstanding, in which case the Trustee shall cooperate in good faith with the Master Servicer to resolve any such Mortgage Exception or Title Policy Exception.

7. Extension of Forbearance; Tolling. The Parties agree (and the Institutional Investors have so agreed in the Institutional Investor Agreement) that the Agreement of Forbearance entered into by certain of the Parties on December 9, 2010 and extended on January 28, 2011, February 28, 2011, March 31, 2011, April 19, 2011, May 2, 2011, May 9, 2011, May 25, 2011, and June 13, 2011 (the “Forbearance Agreement”) is hereby extended and shall remain in effect in all respects until the first to occur of: (a) the Approval Date, (b) a date ninety (90) days after Final Court Approval shall become legally impossible, (c) a date ninety (90) days after the Settlement Agreement has been terminated in accordance with its terms, or (d) a date ninety (90) days after the cure period has expired for any uncured material breach of the Settlement Agreement by Bank of America and Countrywide for which notice has been provided (the cure period being the ninety (90) days following such notice of such breach provided by a party to this Settlement Agreement or the Institutional Investor Agreement). For Covered Trusts not subject to the Forbearance Agreement, all statutes of limitation, repose, or laches related to the Trust Released Claims shall be tolled, for the benefit of the Precluded Persons, to the same extent that they are tolled under the Forbearance Agreement; provided that, except as set forth in this Settlement Agreement, all Parties expressly reserve all rights, arguments, and defenses, including all rights, arguments, and defenses with respect to Investor voting rights and interest requirements under the Governing Agreements. If the Forbearance Agreement is extended pursuant to Subparagraphs 7(b) or 7(c) herein, the Parties agree (and the Institutional Investors have so agreed in the Institutional Investor Agreement) during the first eighty (80) days of such time periods to use their reasonable best efforts to negotiate an alternate settlement of the Trust Released Claims on terms that are economically substantially equivalent to the Settlement and not inconsistent with any final ruling of the Settlement Court or on any appeal therefrom, and

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(during the same time periods) not to pursue any non-consensual actions or remedies with respect to the Covered Trusts except as the Trustee may be directed by the Settlement Court.

8. Retraction of Notice. The Trustee agrees (and the Institutional Investors have so agreed in the Institutional Investor Agreement) that, as of the Approval Date, any notice that may have been contained in the letters sent by and on behalf of certain of the Institutional Investors on June 17, 2010, October 18, 2010, and November 12, 2010 and addressed to the Trustee and/or the Master Servicer, as well as any notice that may have been contained in a letter deemed to have been provided under the Forbearance Agreement and its extensions (the “Letters”), is and shall be rendered null and void. The Letters themselves shall thereafter be rendered inoperative, as if never sent, and shall be deemed for all purposes to be withdrawn with prejudice (the Institutional Investors have so agreed by the Institutional Investor Agreement).

9. Release.

(a) Effective as of the Approval Date, except as set forth in Paragraph 10, the Trustee on behalf of itself and all Investors, the Covered Trusts, and/or any Persons claiming by, through, or on behalf of any of the Trustee, the Investors, or the Covered Trusts or under the Governing Agreements (collectively, the Trustee, Investors, Covered Trusts, and such Persons being defined together as the “Precluded Persons”), irrevocably and unconditionally grants a full, final, and complete release, waiver, and discharge of all alleged or actual claims, counterclaims, defenses, rights of setoff, rights of rescission, liens, disputes, liabilities, Losses, debts, costs, expenses, obligations, demands, claims for accountings or audits, alleged Events of Default, damages, rights, and causes of action of any kind or nature whatsoever, whether asserted or unasserted, known or unknown, suspected or unsuspected, fixed or contingent, in contract, tort, or otherwise, secured or unsecured, accrued or unaccrued, whether direct, derivative, or brought in any other capacity that the Precluded Persons may now or may hereafter have against any or all of the Bank of America Parties and/or Countrywide Parties arising out of or relating to (i) the origination, sale, or delivery of Mortgage Loans to the Covered Trusts, including the representations and warranties in connection with the origination, sale, or delivery of Mortgage Loans to the Covered Trusts or any alleged obligation of any Bank of America Party and/or Countrywide Party to repurchase or otherwise compensate the Covered Trusts for any Mortgage

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Loan on the basis of any representations or warranties or otherwise or failure to cure any alleged breaches of representations and warranties, including all claims arising in any way from or under Section 2.03 (“Representations, Warranties and Covenants of the Sellers and Master Servicer”)1 of the Governing Agreements, (ii) the documentation of the Mortgage Loans held by the Covered Trusts (including the documents and instruments covered in Sections 2.01 (“Conveyance of Mortgage Loans”) and 2.02 (“Acceptance by the Trustee of the Mortgage Loans”) of the Governing Agreements and the Mortgage Files) including with respect to alleged defective, incomplete, or non-existent documentation, as well as issues arising out of or relating to recordation, title, assignment, or any other matter relating to legal enforceability of a Mortgage or Mortgage Note, and (iii) the servicing of the Mortgage Loans held by the Covered Trusts (including any claim relating to the timing of collection efforts or foreclosure efforts, loss mitigation, transfers to subservicers, Advances, Servicing Advances, or that servicing includes an obligation to take any action or provide any notice towards, or with respect to, the possible repurchase of Mortgage Loans by the Master Servicer, Seller, or any other Person), in all cases prior to or after the Approval Date (collectively, all such claims being defined as the “Trust Released Claims”).

(b) The Trust Released Claims shall also be deemed to have been released as of the Approval Date to the full and same extent by the Master Servicer of the Covered Trusts (including the current Master Servicer, BAC HLS, and any subsequent servicer who may in the future be substituted for the current Master Servicer with respect to one or more of the Covered Trusts or any loans therein) and the Master Servicer shall be deemed to be a Precluded Person.

(c) The release and waiver in Subparagraphs 9(a) and 9(b) is intended to include, and upon its effectiveness shall include, any claims or contentions that Bank of America or any non-Countrywide affiliate, division, or subsidiary of Bank of America, and any of the predecessors or assigns thereof, is liable on any theory of successor liability, vicarious liability, veil piercing, de facto merger, fraudulent conveyance, or other similar claim or theory for the obligations,

[1]	Which provision is numbered 2.04 in the Sale and Servicing Agreements relating to CWHEQ 2006-A and CWHEQ 2007-G.

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exposure, or liability of Countrywide or any of its affiliates, divisions, or subsidiaries, and any of the predecessors or assigns thereof concerning any of the Covered Trusts, with respect to the Trust Released Claims.

10. Claims Not Released.

(a) Administration of the Mortgage Loans. The release and waiver in Paragraph 9 does not include claims based solely on the action, inaction, or practices of the Master Servicer in its aggregation and remittance of Mortgage Loan payments, accounting for principal and interest, and preparation of tax-related information in connection with the Mortgage Loans and the ministerial operation and administration of the Covered Trusts and of the Mortgage Loans held by the Covered Trusts for which the Master Servicer receives servicing fees unless, as of the Signing Date, the Trustee has or should have knowledge of the actions, inactions, or practices of the Master Servicer in connection with such matters.

(b) Servicing of the Mortgage Loans. Except as provided in Subparagraph 10(a), the release and waiver in Paragraph 9 includes: (i) all claims based in whole or in part on any actions, inactions, or practices of the Master Servicer prior to the Approval Date as to the servicing of the Mortgage Loans held by the Covered Trusts; and (ii) as to all actions, inactions, or practices by the Master Servicer after the Approval Date, only (A) actions, inactions, and practices that relate to the aspects of servicing addressed in whole or in part by the provisions of Paragraph 5 (material compliance with which shall satisfy the Master Servicer’s obligation to service the Mortgage Loans prudently in accordance with all relevant sections of the Governing Agreements) and (B) actions, inactions, or practices that relate to the aspects of servicing not addressed by the provisions of Paragraph 5 that are consistent with (or improvements over) the Master Servicer’s course of conduct prior to the Signing Date. It is further understood and agreed that Investors may pursue such remedies as are available under Section 10.08 (“Limitation on Rights of Certificateholders”) of the Governing Agreements with respect to an Event of Default as to any servicing claims not released by this Settlement.

(c) Certain Individual Investor Claims. The release and waiver in Paragraph 9 does not include any direct claims held by Investors or their clients that do not seek to enforce any rights under the terms of the Governing Agreements but rather are based on disclosures made (or

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failed to be made) in connection with their decision to purchase, sell, or hold securities issued by any Covered Trust, including claims under the securities or anti-fraud laws of the United States or of any state; provided, however, that the question of the extent to which any payment made or benefit conferred pursuant to this Settlement Agreement may constitute an offset or credit against, or a reduction in the gross amount of, any such claim shall be determined in the action in which such claim is raised, and the Parties reserve all rights with respect to the position they may take on that question in those actions and acknowledge that all other Persons similarly reserve such rights.

(d) Financial-Guaranty Provider Rights and Obligations. To the extent that any third-party guarantor or financial-guaranty provider with respect to any Covered Trust has rights or obligations independent of the rights or obligations of the Investors, the Trustee, or the Covered Trusts, the release and waiver in Paragraph 9 is not intended to and shall not release such rights, or impair or diminish in any respect such obligations or any insurance or indemnity obligations owed by or to such Person.

(e) Indemnification Rights. The Parties do not release any rights to indemnification under the Governing Agreements including the Trustee’s right to indemnification by the Master Servicer of the Covered Trusts.

(f) Settlement Agreement Rights. The Parties do not release any rights or claims against each other to enforce the terms of this Settlement Agreement.

(g) Excluded Covered Trusts. The release and waiver in Paragraph 9 does not include claims with respect to any Excluded Covered Trust.

11. Release of Unknown Claims. Each of the Parties acknowledges that it has been advised by its attorneys concerning, and is familiar with, California Civil Code Section 1542 and expressly waives any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to the provisions of the California Civil Code Section 1542, including that provision itself, which reads as follows:

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“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

The Parties acknowledge that inclusion of the provisions of this Paragraph 11 to this Settlement Agreement was a material and separately bargained for element of this Settlement Agreement.

12. Concerning the Trustee. All of the Trustee’s privileges, indemnity rights, limitations on liability and other contractual protections under the Governing Agreements shall equally apply to all of the Trustee’s duties and obligations under this Settlement Agreement. Without limiting the foregoing:

(a) The duties and obligations of the Trustee under this Settlement Agreement shall be determined solely by the express provisions of this Settlement Agreement. The Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Settlement Agreement, and no implied fiduciary duties shall be read into this Settlement Agreement against the Trustee. Nor, except as expressly set forth herein, shall anything in this Settlement Agreement imply that the Trustee owes any greater duties under the Governing Agreements, fiduciary or otherwise, than it otherwise would owe under those agreements.

(b) In this Settlement Agreement, whenever the Trustee is required to make any report, schedule, or other information available to the Investors:

(i) The Trustee’s responsibility for making such information available to the Investors is limited to the availability, timeliness, and accuracy of the information provided to the Trustee; and

(ii) The Trustee’s obligation to post such information on the Trustee’s Global Corporate Trust Investor Reporting website is subject to the timely provision of such information to the Trustee in form and format satisfactory to the Trustee and (if applicable) to the Trustee’s ability to timely break-out such information by the Covered Trust.

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13. Representations and Warranties by Each Party. Each Party to this Settlement Agreement represents, warrants, and agrees as to itself as follows:

(a) It is duly organized, validly existing, and (to the extent applicable) in good standing under the Law of the jurisdiction in which it is organized. It has the corporate, trust or other power and authority (including contractual and/or regulatory authority to the extent applicable) necessary to execute, deliver, and perform its obligations under this Settlement Agreement, and to complete the transactions contemplated hereby, including with respect to any other entities, account-holders, or accounts for which or on behalf of which it is signing this Settlement Agreement, and the execution, delivery, and performance of this Settlement Agreement and the completion of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate, trust, or other action. Assuming the due authorization, execution, and delivery of this Settlement Agreement by the other Parties, this Settlement Agreement constitutes the legal, valid, and binding obligations of it, enforceable against it in accordance with its terms.

(b) It has not relied upon any statement, representation, or promise of any other Party (or of any representative or attorney of or for any other Party), in executing this Settlement Agreement, or in connection with the Settlement, (i) except for the representations, warranties, covenants, and other obligations set forth in this Settlement Agreement, and (ii) except that Bank of America and Countrywide represent to the Trustee that neither Bank of America nor Countrywide had, as of the date it was provided, or has, as of the date of this Settlement Agreement, actual knowledge that any factual information provided to the Trustee, its counsel and its experts in connection with the negotiation of the Settlement concerning: (A) historical factual information concerning prior repurchase experience, (B) factual information concerning historical losses and historical delinquencies experienced by the Covered Trusts, (C) the financial statements of CFC and/or CHL, and (D) documents reflecting, or information concerning, corporate transactions involving the exchange of assets between CFC and its subsidiaries and BAC and its non-Countrywide subsidiaries that were taken subsequent to the merger of CFC and a BAC subsidiary, was materially false or materially inaccurate at the time the information or documents were provided (unless subsequently corrected), and acknowledge that the Trustee’s experts are relying on such information and documents. In addition, Bank of

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America and Countrywide represent to the Trustee that the information contained on the CD-ROM provided to the Trustee’s counsel and experts on June 3, 2011 contains business records of BAC HLS as kept on its computer systems in the ordinary course of its business. It is further acknowledged and understood that the Trustee has made its own independent judgment concerning the reasonableness and advantageousness of the Settlement and its terms.

(c) It is not entering into this Settlement Agreement with the intent of hindering, delaying, or defrauding any of its respective current or future creditors.

(d) It has made such investigation of the facts pertaining to this Settlement and this Settlement Agreement and of all the matters pertaining thereto as it deems necessary.

(e) It has read this Settlement Agreement and understands the contents hereof, has consulted with counsel of its choice with respect to this Settlement Agreement, and has executed this Settlement Agreement voluntarily and without duress or undue influence on the part of or on behalf of any other Party.

(f) It has not heretofore assigned, transferred, or granted, or purported to assign, transfer, or grant, any of the claims, demands, or causes of action released or waived by this Settlement Agreement.

14. Nonsurvival of Representations and Warranties. None of the representations or warranties set forth in this Settlement Agreement shall survive after the Approval Date or if Final Court Approval becomes legally impossible.

15. Additional Agreements.

(a) Trustee’s Agreement Regarding Post-Signing Date Actions. Absent direction from the Settlement Court in accordance with the next sentence below, between the Signing Date and the Approval Date (or such time as Final Court Approval becomes legally impossible), the Trustee covenants that it will not take any action with respect to any Covered Trust that is intended or reasonably could be expected to be adverse to or inconsistent with the intent, terms, and conditions of the Settlement and this Settlement Agreement, and will not commence or assist in the commencement of any litigation based upon any of the claims subject to the release and

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waiver in Paragraph 9. The Trustee intends to seek an order from the Settlement Court providing that the Trustee may seek direction from the Settlement Court before taking any action in respect of a Covered Trust that is the subject matter of the Article 77 Proceeding, and the Trustee reserves all rights to seek such order or direction.

(b) Post-Signing Date Repurchases. If after the Signing Date and before the Settlement Payment is made, any Bank of America Party or Countrywide Party either (i) repurchases any Mortgage Loan(s) from any Covered Trust(s) or (ii) makes any make-whole payment with respect to any such Mortgage Loan(s) to any Covered Trust(s) except as provided in Paragraph 6, the Settlement Payment provided for in this Settlement Agreement shall be reduced dollar-for-dollar by the economic benefit to the Covered Trust(s) of such repurchase or make-whole payment(s) and the Allocable Share(s) for the Covered Trust(s) from which the Mortgage Loan(s) was (or were) repurchased or to which the make-whole payment(s) was (or were) made shall be reduced by that same amount, provided that no amount used to retire Advances or Servicing Advances owed to the Master Servicer shall be considered an economic benefit for purposes of this Subparagraph 15(b). The Parties agree that if the amount of economic benefit received by a Covered Trust as a result of such repurchases or make-whole payments exceeds the amount of that Covered Trust’s Allocable Share, then the reduction in the Settlement Payment shall be equal to, but shall not exceed, that Covered Trust’s Allocable Share. Under no circumstances shall a repurchase of a Mortgage Loan or payment of a make-whole amount cause any portion of the Settlement Payment to be required to be returned.

(c) Institutional Investor Agreement. The Parties acknowledge and agree (and the Institutional Investors have so acknowledged and agreed in the Institutional Investor Agreement) that the Institutional Investors’ entry into, and performance of their obligations under, the Institutional Investor Agreement is a material part of the consideration for entry by Bank of America and Countrywide into this Settlement Agreement.

16. Indemnification. BAC HLS acknowledges that it has certain obligations under the Governing Agreements to indemnify the Trustee. As of the execution of this Settlement Agreement, BAC HLS has delivered to the Trustee the side-letter attached hereto as Exhibit C and BAC has delivered to the Trustee the guaranty attached thereto with respect to BAC HLS’s

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obligations to indemnify the Trustee to the extent specified in the side-letter and in the Governing Agreements.

17. Confidentiality. All matters relating to the negotiation of this Settlement Agreement, including confidential information exchanged between any Parties hereto in connection with such negotiation, other than the Settlement Agreement and the Institutional Investor Agreement, shall be and remain confidential (the “Confidential Information”) and shall not be disclosed to anyone other than the Parties hereto and their counsel, except that such information may be disclosed: (a) in an action by any Party to enforce this Settlement Agreement or the Institutional Investor Agreement, to the extent reasonably required for the purposes of enforcement, (b) in response to a court order, subpoena, or other demand made in accordance with applicable law, rule, or regulation, (c) (i) as required by law, rule, accounting rule, or regulation, including Federal securities law, including any change in law, rule, accounting rule, or regulation, or (ii) in response to a request to a Party made by a Governmental Authority having jurisdiction over such Party, or (iii) as any Bank of America Party may elect in its sole discretion as part of its filings with the Securities and Exchange Commission on Forms 8-K, 10-Q, or 10-K and related disclosures, including disclosures and communications to any Bank of America Party’s current or potential shareholders, investors, or other Governmental Authorities, and (d) to such Party’s subsidiaries, affiliates, their respective directors, officers, external or internal agents, representatives, professional advisers, attorneys, accountants, auditors, insurers and reinsurers, successors, assigns, and employees, who have a need to know and are under a duty to implement appropriate measures to maintain the confidentiality, security, and integrity of such information. Should any Party receive a request for disclosure with respect to any Confidential Information except as part of the Article 77 Proceeding or pursuant to subsection (c) or (d) of this Paragraph 17, the Party receiving such a request shall promptly, and in no case more than five (5) business days following receipt of such a request (so long as it is legally permitted to provide such notification), notify the other Parties to afford them the opportunity to object or seek a protective order prior to the disclosure of any such information.

18. Release and Covenants Valid Even if Additional or Different Facts; Effect of Breach. The Parties acknowledge that they may discover facts that are additional to, inconsistent with, or different from those which they now know or believe to be true regarding

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the Covered Trusts. Nonetheless, except as expressly set forth in this Settlement Agreement, it is intended that this Settlement Agreement shall fully and finally compromise all claims that exist or may exist arising from or relating to the Covered Trusts to the extent set forth herein. Following Final Court Approval, in the event of a material breach of this Settlement Agreement by any Party, the non-breaching Party’s sole remedy shall be to seek to enforce the Settlement Agreement; provided, however, that if the Settlement Payment is not made by Bank of America or Countrywide in accordance with Subparagraphs 3(a) and (b) in all material respects or if at any time after the Approval Date the Settlement Payment is voided or rescinded for any reason, including as a preferential or fraudulent transfer (in all such cases, written notice having been given by the Trustee to Bank of America and Countrywide and Bank of America or Countrywide not having cured, made, or restored such payment within sixty (60) days), then the release and waiver contained in Paragraph 9 shall have no further force or effect; provided, however, that the Trustee may instead elect to seek to enforce this Settlement Agreement in which event the release and waiver contained in Paragraph 9 shall remain in full force and effect. Under no other circumstances shall any breach of the Settlement Agreement by any Party impair or effect in any respect the release and waiver provided in Paragraph 9, or the other injunctive or other provisions to be contained in the Final Order and Judgment.

19. Attorneys’ Fees. Within thirty (30) days of the Approval Date, Bank of America shall pay the attorneys’ fees of the Institutional Investors and their attorneys’ costs according to the schedule and terms set forth on Exhibit F (except that those fees and costs described in such Exhibit as being payable on a current basis shall be so paid following the Signing Date, unless and until Final Court Approval shall have become legally impossible, at which time any such payment obligations shall cease).

20. No Admission. In no event shall this Settlement, or this Settlement Agreement, the activities performed in contemplation of, in connection with, or in furtherance of this Settlement Agreement or the Article 77 Proceeding (including but not limited to statements in court filings, testimony, arguments, and expert opinions), public statements made by any Party or any of their representatives, concerning or relating to the Settlement, or any communications or negotiations with respect thereto be construed, deemed, used, asserted, or admitted as evidence of an admission or a concession on the part of any Party on any subject whatsoever; provided

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that nothing in this Paragraph 20 shall preclude the use of the Settlement Agreement and the circumstances surrounding its execution to enforce the Settlement Agreement. The Bank of America Parties and the Countrywide Parties have denied and continue to deny any and all wrongdoing of any kind whatsoever, and retain, and do not waive, any and all positions, defenses, and responses that they may have with respect to such matters. The BNY Mellon Parties retain, and do not waive, any positions and responses they may have with respect to such matters other than as set forth explicitly in this Settlement Agreement.

21. No Amendment of Governing Agreements. Nothing in this Settlement Agreement is intended to, or does, amend any of the Governing Agreements.

22. Binding Agreement on Successors and Assigns. This Settlement Agreement shall be binding upon and inure to the benefit of the Parties’ successors and assigns. This Settlement Agreement may not be assigned by any of the Parties without the prior written consent of each of the other Parties hereto and any attempted assignment in violation of this provision shall be null and void.

23. Governing Law; Waiver of Jury Trial. This Settlement Agreement and any claim, controversy, or dispute arising under or related to this Settlement Agreement or the Settlement shall be governed by, and construed in accordance with, the laws of the State of New York and the laws of the United States applicable to contracts entered into and completely performed in New York. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SETTLEMENT AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

24. Consent to Jurisdiction. Each Party consents and irrevocably submits to the continuing exclusive jurisdiction of the Settlement Court and any appellate courts thereof, or, if Final Court Approval becomes legally impossible, to the exclusive jurisdiction of the Supreme Court of the State of New York in the County of New York or the United States District Court for the Southern District of New York, and any appellate courts thereof, in any action, suit, or proceeding arising from or related to this Settlement Agreement. The Parties agree that a final

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unappealable judgment in any such action, suit, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each Party waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action, or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts. This consent to jurisdiction shall not be construed, deemed, used, asserted, or admitted as evidence of an admission or a concession of jurisdiction on the part of any Party in any action unrelated to this Settlement Agreement.

25. Construction. The terms, provisions, and conditions of this Settlement Agreement represent the results of negotiations among the Parties. The terms, provisions, and conditions of this Settlement Agreement shall be interpreted and construed in accordance with their usual and customary meanings. Each of the Parties expressly, knowingly, and voluntarily waives the application, in connection with the interpretation and construction of this Settlement Agreement, of any rule of law or procedure to the effect that ambiguous or conflicting terms, conditions, or provisions shall be interpreted or construed against the Party whose legal counsel prepared the executed version or any prior drafts of this Settlement Agreement. The headings contained in this Settlement Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Settlement Agreement. Whenever the words “include,” “includes,” or “including” are used in this Settlement Agreement, they shall be deemed to be followed by the words “without limitation.” References to specific numbered sections of the Governing Agreements are intended to refer to those sections and other similar sections of like effect in other Governing Agreements if the numbering differs.

26. Severability. If any provision of this Settlement Agreement other than the Settlement Payment contained in Paragraph 3 or the release and waiver contained in Paragraph 9 shall, for any reason or to any extent, be invalidated or ruled to be unenforceable, the remainder of this Settlement Agreement shall be enforced to the fullest extent permitted by law.

27. No Third-Party Rights or Obligations. No Person not a Party to this Settlement Agreement shall have any third-party beneficiary or other rights under this Settlement

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Agreement. Under no circumstances shall any Person not a Party hereto have any right to sue under or otherwise directly enforce this Settlement Agreement. For the avoidance of doubt, nothing in this Settlement Agreement confers any right or ability to sue to any present or former Mortgage Loan borrower, nor does this Settlement Agreement create any obligation on the part of any Person to any such borrower.

28. Multiple Counterparts. This Settlement Agreement may be executed in a number of identical counterparts, each of which for all purposes is deemed an original, and all of which constitute collectively one agreement. The Parties intend that faxed signatures and electronically-imaged signatures such as PDF files shall constitute original signatures and are binding on all Parties. An executed counterpart signature page delivered by facsimile or by electronic mail shall have the same binding effect as an original signature page. This Settlement Agreement shall not be binding until all Parties have signed and delivered a counterpart of this Settlement Agreement whether by mail, facsimile, or electronic mail.

29. Modification and Waiver. This Settlement Agreement may not be amended, altered or modified, and no provision hereof may be waived, except by written instrument executed by the Parties. No waiver shall constitute a waiver of, or estoppel with respect to, any subsequent or other inaccuracy, breach or failure to comply strictly with the provisions of this Settlement Agreement.

30. Further Assurances. The Parties agree (a) to use their reasonable best efforts and cooperate in good faith to fully effectuate the intent, terms, and conditions of this Settlement Agreement and the Settlement, including by executing and delivering all additional documents and instruments, doing all acts not specifically referred to herein that are reasonably necessary to fully effectuate the intent, terms, and conditions of this Settlement Agreement, and refraining from taking any action (or assisting others to take any action) contrary to or inconsistent with the intent, terms, and conditions of this Settlement Agreement; provided, however, that, as to the Trustee, seeking to obtain direction from the Settlement Court before taking any action in respect of a Covered Trust that is the subject matter of the Article 77 Proceeding, pursuant to Subparagraph 2(c) of this Settlement Agreement, shall not be deemed to be contrary to or inconsistent with the intent, terms, and conditions of this Settlement Agreement; (b) that any

EXECUTION COPY

actions taken by the Master Servicer and/or any Subservicer prior to the Approval Date pursuant to or that are consistent with the provisions of Paragraph 5 herein shall be deemed to satisfy the Master Servicer’s obligation to service the Mortgage Loans prudently in accordance with all relevant sections of the Governing Agreements; and (c) in the absence of an intentional violation of a representation or warranty contained herein, to perform these obligations even if they discover facts that are additional to, inconsistent with, or different from those which they now know or believe to be true regarding the Covered Trusts.

31. Entire Agreement. The Settlement Agreement and the Institutional Investor Agreement constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof, except as expressly provided herein, and supersedes all prior agreements and understandings, discussions, negotiations and communications, written and oral, among the Parties with respect to the subject matter hereof. Notwithstanding the preceding sentence, the Confidentiality Undertaking dated January 27, 2011, and agreed to by the Trustee, BAC HLS, and Gibbs & Bruns LLP on behalf of its clients, shall remain in full force and effect, and the Forbearance Agreement shall remain in full force and effect according to its terms and conditions and Paragraph 7 herein.

32. Notices. Any notice or other communication required or permitted under this Settlement Agreement shall be in writing and shall be deemed to have been duly given when (a) mailed by United States registered or certified mail, return receipt requested, (b) mailed by overnight express mail or other nationally recognized overnight or same-day delivery service, or (c) delivered in person, to the parties at the following addresses:

If the Trustee, to:

The Bank of New York Mellon 101 Barclay Street, 8 West New York, New York 10286

Attention:	Loretta A. Lundberg
Managing Director
Corporate Trust Default Services

with a copy to:

EXECUTION COPY

The Bank of New York Mellon One Wall Street New York, New York 10286

Attention:	Jane Sherburne General Counsel

If Bank of America, to:

Bank of America Corporation 100 N. Tryon Street Charlotte, NC 28255-0001

Attention:	Edward P. O’Keefe General Counsel NC1-007-57-25

with a copy to:

Bank of America Corporation Consumer Real Estate Services Division, Legacy Asset Servicing Unit Hearst Tower 214 N. Tryon St. Charlotte, NC 28255

Attention:	Jana J. Litsey Deputy General Counsel NC1-027-20-05

If Countrywide, to:

Countrywide Home Loans, Inc. 4500 Park Granada Calabassas, CA 91302

Attention:	Michael Schloessman President

EXECUTION COPY

with a copy to

Bank of America Corporation Consumer Real Estate Services Division, Legacy Asset Servicing Unit Hearst Tower 214 N. Tryon St. Charlotte, NC 28255

Attention: Jana J. Litsey Deputy General Counsel NC1-027-20-05

A Party may change the names or addresses where notice is to be given to it by providing notice to the other Parties of such change in accordance with this Paragraph 32.

IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement on the day and year so indicated.

/s/ Loretta A. Lundberg

The Bank of New York Mellon, as trustee or indenture trustee of the Covered Trusts

Name:	Loretta A. Lundberg

Title:	Managing Director

Dated:	June 28, 2011

/s/ Michael Schloessman

Countrywide Financial Corporation

Name:	Michael Schloessman

Title:	President and CEO

Dated:	June 28, 2011

/s/ Michael Schloessman

Countrywide Home Loans, Inc.

Name: Michael Schloessman

Title: President and CEO

Dated: June 28, 2011

/s/ Terrence P. Laughlin

Bank of America Corporation

Name: Terrence P. Laughlin

Title: Legacy Asset Servicing Division President

Dated: June 28, 2011

/s/ Terrence P. Laughlin

BAC Home Loans Servicing, LP

Name: Terrence P. Laughlin

Title:	Legacy Asset Servicing Division President
Bank of America, N.A.

By:	BAC GP, LLC, its general partner

By:	Bank of America, N.A., its manager

Dated: June 28, 2011

Exhibit A

CWALT 2004-10CB	CWALT 2005-17	CWALT 2005-63	CWALT 2006-18CB
CWALT 2004-12CB	CWALT 2005-18CB	CWALT 2005-64CB	CWALT 2006-19CB
CWALT 2004-13CB	CWALT 2005-1CB	CWALT 2005-65CB	CWALT 2006-20CB
CWALT 2004-14T2	CWALT 2005-2	CWALT 2005-66	CWALT 2006-21CB
CWALT 2004-15	CWALT 2005-20CB	CWALT 2005-67CB	CWALT 2006-23CB
CWALT 2004-16CB	CWALT 2005-21CB	CWALT 2005-69	CWALT 2006-24CB
CWALT 2004-17CB	CWALT 2005-23CB	CWALT 2005-6CB	CWALT 2006-25CB
CWALT 2004-18CB	CWALT 2005-24	CWALT 2005-70CB	CWALT 2006-26CB
CWALT 2004-20T1	CWALT 2005-25T1	CWALT 2005-71	CWALT 2006-27CB
CWALT 2004-22CB	CWALT 2005-26CB	CWALT 2005-72	CWALT 2006-28CB
CWALT 2004-24CB	CWALT 2005-27	CWALT 2005-73CB	CWALT 2006-29T1
CWALT 2004-25CB	CWALT 2005-28CB	CWALT 2005-74T1	CWALT 2006-2CB
CWALT 2004-26T1	CWALT 2005-29CB	CWALT 2005-75CB	CWALT 2006-30T1
CWALT 2004-27CB	CWALT 2005-30CB	CWALT 2005-76	CWALT 2006-31CB
CWALT 2004-28CB	CWALT 2005-31	CWALT 2005-77T1	CWALT 2006-32CB
CWALT 2004-29CB	CWALT 2005-32T1	CWALT 2005-79CB	CWALT 2006-33CB
CWALT 2004-2CB	CWALT 2005-33CB	CWALT 2005-7CB	CWALT 2006-34
CWALT 2004-30CB	CWALT 2005-34CB	CWALT 2005-80CB	CWALT 2006-35CB
CWALT 2004-32CB	CWALT 2005-35CB	CWALT 2005-82	CWALT 2006-36T2
CWALT 2004-33	CWALT 2005-36	CWALT 2005-83CB	CWALT 2006-39CB
CWALT 2004-34T1	CWALT 2005-37T1	CWALT 2005-84	CWALT 2006-40T1
CWALT 2004-35T2	CWALT 2005-38	CWALT 2005-85CB	CWALT 2006-41CB
CWALT 2004-36CB	CWALT 2005-3CB	CWALT 2005-86CB	CWALT 2006-42
CWALT 2004-3T1	CWALT 2005-4	CWALT 2005-9CB	CWALT 2006-43CB
CWALT 2004-4CB	CWALT 2005-40CB	CWALT 2005-AR1	CWALT 2006-45T1
CWALT 2004-5CB	CWALT 2005-41	CWALT 2005-IM1	CWALT 2006-46
CWALT 2004-6CB	CWALT 2005-42CB	CWALT 2005-J10	CWALT 2006-4CB
CWALT 2004-7T1	CWALT 2005-43	CWALT 2005-J11	CWALT 2006-5T2
CWALT 2004-8CB	CWALT 2005-44	CWALT 2005-J12	CWALT 2006-6CB
CWALT 2004-9T1	CWALT 2005-45	CWALT 2005-J13	CWALT 2006-7CB
CWALT 2004-J10	CWALT 2005-46CB	CWALT 2005-J14	CWALT 2006-8T1
CWALT 2004-J11	CWALT 2005-47CB	CWALT 2005-J3	CWALT 2006-9T1
CWALT 2004-J12	CWALT 2005-48T1	CWALT 2005-J4	CWALT 2006-HY10
CWALT 2004-J13	CWALT 2005-49CB	CWALT 2005-J5	CWALT 2006-HY11
CWALT 2004-J2	CWALT 2005-50CB	CWALT 2005-J6	CWALT 2006-HY12
CWALT 2004-J3	CWALT 2005-51	CWALT 2005-J7	CWALT 2006-HY13
CWALT 2004-J5	CWALT 2005-53T2	CWALT 2005-J8	CWALT 2006-HY3
CWALT 2004-J6	CWALT 2005-54CB	CWALT 2005-J9	CWALT 2006-J1
CWALT 2004-J7	CWALT 2005-55CB	CWALT 2006-11CB	CWALT 2006-J2
CWALT 2004-J8	CWALT 2005-56	CWALT 2006-12CB	CWALT 2006-J3
CWALT 2004-J9	CWALT 2005-57CB	CWALT 2006-13T1	CWALT 2006-J4
CWALT 2005-10CB	CWALT 2005-58	CWALT 2006-14CB	CWALT 2006-J5
CWALT 2005-11CB	CWALT 2005-59	CWALT 2006-15CB	CWALT 2006-J6
CWALT 2005-14	CWALT 2005-60T1	CWALT 2006-16CB	CWALT 2006-J7
CWALT 2005-16	CWALT 2005-61	CWALT 2006-17T1	CWALT 2006-J8

CWALT 2006-OA1	CWALT 2007-5CB	CWHL 2004-18	CWHL 2005-26
CWALT 2006-OA10	CWALT 2007-6	CWHL 2004-19	CWHL 2005-27
CWALT 2006-OA11	CWALT 2007-7T2	CWHL 2004-2	CWHL 2005-28
CWALT 2006-OA12	CWALT 2007-8CB	CWHL 2004-20	CWHL 2005-29
CWALT 2006-OA14	CWALT 2007-9T1	CWHL 2004-21	CWHL 2005-3
CWALT 2006-OA16	CWALT 2007-AL1	CWHL 2004-22	CWHL 2005-30
CWALT 2006-OA17	CWALT 2007-HY2	CWHL 2004-23	CWHL 2005-31
CWALT 2006-OA18	CWALT 2007-HY3	CWHL 2004-24	CWHL 2005-7
CWALT 2006-OA2	CWALT 2007-HY4	CWHL 2004-25	CWHL 2005-9
CWALT 2006-OA21	CWALT 2007-HY6	CWHL 2004-29	CWHL 2005-HYB1
CWALT 2006-OA22	CWALT 2007-HY7C	CWHL 2004-3	CWHL 2005-HYB2
CWALT 2006-OA3	CWALT 2007-HY8C	CWHL 2004-5	CWHL 2005-HYB3
CWALT 2006-OA6	CWALT 2007-HY9	CWHL 2004-6	CWHL 2005-HYB4
CWALT 2006-OA7	CWALT 2007-J2	CWHL 2004-7	CWHL 2005-HYB5
CWALT 2006-OA8	CWALT 2007-OA11	CWHL 2004-HYB1	CWHL 2005-HYB6
CWALT 2006-OA9	CWALT 2007-OA2	CWHL 2004-HYB2	CWHL 2005-HYB7
CWALT 2006-OC1	CWALT 2007-OA3	CWHL 2004-HYB3	CWHL 2005-HYB8
CWALT 2006-OC10	CWALT 2007-OA4	CWHL 2004-HYB4	CWHL 2005-HYB10[1]
CWALT 2006-OC11	CWALT 2007-OA6	CWHL 2004-HYB5	CWHL 2005-J1
CWALT 2006-OC2	CWALT 2007-OA7	CWHL 2004-HYB6	CWHL 2005-J2
CWALT 2006-OC3	CWALT 2007-OA8	CWHL 2004-HYB7	CWHL 2005-J3
CWALT 2006-OC4	CWALT 2007-OA9	CWHL 2004-HYB8	CWHL 2005-J4
CWALT 2006-OC5	CWALT 2007-OH1	CWHL 2004-HYB9	CWHL 2006-1
CWALT 2006-OC6	CWALT 2007-OH2	CWHL 2004-J2	CWHL 2006-10
CWALT 2006-OC7	CWALT 2007-OH3	CWHL 2004-J3	CWHL 2006-11
CWALT 2006-OC8	CWALT 2004-J4	CWHL 2004-J4	CWHL 2006-12
CWALT 2006-OC9	CWALT 2005-13CB	CWHL 2004-J5	CWHL 2006-13
CWALT 2007-10CB	CWALT 2005-19CB	CWHL 2004-J6	CWHL 2006-14
CWALT 2007-11T1	CWALT 2005-22T1	CWHL 2004-J7	CWHL 2006-15
CWALT 2007-12T1	CWALT 2005-52CB	CWHL 2004-J8	CWHL 2006-16
CWALT 2007-13	CWALT 2005-62	CWHL 2004-J9	CWHL 2006-17
CWALT 2007-14T2	CWALT 2005-81	CWHL 2005-1	CWHL 2006-18
CWALT 2007-16CB	CWALT 2005-J1	CWHL 2005-10	CWHL 2006-19
CWALT 2007-17CB	CWALT 2005-J2	CWHL 2005-11	CWHL 2006-20
CWALT 2007-18CB	CWALT 2006-OA19	CWHL 2005-12	CWHL 2006-21
CWALT 2007-19	CWALT 2007-15CB	CWHL 2005-13	CWHL 2006-3
CWALT 2007-1T1	CWALT 2007-J1	CWHL 2005-14	CWHL 2006-6
CWALT 2007-20	CWALT 2007-OA10	CWHL 2005-16	CWHL 2006-8
CWALT 2007-21CB	CWHEQ 2006-A	CWHL 2005-17	CWHL 2006-9
CWALT 2007-22	CWHEQ 2007-G	CWHL 2005-18	CWHL 2006-HYB1
CWALT 2007-23CB	CWHL 2004-11	CWHL 2005-2	CWHL 2006-HYB2
CWALT 2007-24	CWHL 2004-12	CWHL 2005-20	CWHL 2006-HYB3
CWALT 2007-25	CWHL 2004-13	CWHL 2005-21	CWHL 2006-HYB4
CWALT 2007-2CB	CWHL 2004-14	CWHL 2005-22	CWHL 2006-HYB5
CWALT 2007-3T1	CWHL 2004-15	CWHL 2005-23
CWALT 2007-4CB	CWHL 2004-16	CWHL 2005-25

[1]	Appears on Bloomberg as CWHL 2005-HY10

CWHL 2006-J1	CWHL 2005-5	CWL 2005-SD3	CWL 2007-SD1
CWHL 2006-J2	CWHL 2005-6	CWL 2006-1	CWL 2007-SEA1
CWHL 2006-J3	CWL 2004-1	CWL 2006-10	CWL 2007-SEA2
CWHL 2006-J4	CWL 2004-11	CWL 2006-12	CWL 2004-10
CWHL 2006-OA4	CWL 2004-14	CWL 2006-14	CWL 2004-12
CWHL 2006-OA5	CWL 2004-2	CWL 2006-16	CWL 2004-13
CWHL 2006-TM1	CWL 2004-3	CWL 2006-17	CWL 2004-15
CWHL 2007-1	CWL 2004-4	CWL 2006-18	CWL 2004-8
CWHL 2007-10	CWL 2004-5	CWL 2006-19	CWL 2004-9
CWHL 2007-11	CWL 2004-6	CWL 2006-2	CWL 2004-AB1
CWHL 2007-12	CWL 2004-7	CWL 2006-20	CWL 2005-1
CWHL 2007-13	CWL 2004-AB2	CWL 2006-24	CWL 2005-11
CWHL 2007-14	CWL 2004-BC2	CWL 2006-25	CWL 2005-12
CWHL 2007-15	CWL 2004-BC3	CWL 2006-3	CWL 2005-13
CWHL 2007-16	CWL 2004-BC4	CWL 2006-4	CWL 2005-14
CWHL 2007-17	CWL 2004-BC5	CWL 2006-5	CWL 2005-15
CWHL 2007-18	CWL 2004-ECC1	CWL 2006-6	CWL 2005-16
CWHL 2007-19	CWL 2004-ECC2	CWL 2006-7	CWL 2005-17
CWHL 2007-2	CWL 2004-S1	CWL 2006-8	CWL 2005-3
CWHL 2007-20	CWL 2004-SD2	CWL 2006-9	CWL 2005-4
CWHL 2007-21	CWL 2004-SD3	CWL 2006-ABC1	CWL 2005-7
CWHL 2007-3	CWL 2004-SD4	CWL 2006-BC1	CWL 2006-11
CWHL 2007-4	CWL 2005-10	CWL 2006-BC2	CWL 2006-13
CWHL 2007-5	CWL 2005-2	CWL 2006-BC3	CWL 2006-15
CWHL 2007-6	CWL 2005-5	CWL 2006-BC4	CWL 2006-21
CWHL 2007-7	CWL 2005-6	CWL 2006-BC5	CWL 2006-22
CWHL 2007-8	CWL 2005-8	CWL 2006-IM1	CWL 2006-23
CWHL 2007-9	CWL 2005-9	CWL 2006-QH1	CWL 2006-26
CWHL 2007-HY1	CWL 2005-AB1	CWL 2006-SD1	CWL 2007-1
CWHL 2007-HY3	CWL 2005-AB2	CWL 2006-SD2	CWL 2007-13
CWHL 2007-HY4	CWL 2005-AB3	CWL 2006-SD3	CWL 2007-2
CWHL 2007-HY5	CWL 2005-AB4	CWL 2006-SD4	CWL 2007-4
CWHL 2007-HY6	CWL 2005-AB5	CWL 2006-SPS1
CWHL 2007-HY7	CWL 2005-BC1	CWL 2006-SPS2
CWHL 2007-HYB1	CWL 2005-BC2	CWL 2007-10
CWHL 2007-HYB2	CWL 2005-BC3	CWL 2007-11
CWHL 2007-J1	CWL 2005-BC4	CWL 2007-12
CWHL 2007-J2	CWL 2005-BC5	CWL 2007-3
CWHL 2007-J3	CWL 2005-HYB9[2]	CWL 2007-5
CWHL 2008-1	CWL 2005-IM1	CWL 2007-6
CWHL 2004-10	CWL 2005-IM2	CWL 2007-7
CWHL 2004-4	CWL 2005-IM3	CWL 2007-8
CWHL 2004-8	CWL 2005-SD1	CWL 2007-9
CWHL 2004-9	CWL 2005-SD2	CWL 2007-BC1
CWHL 2005-15		CWL 2007-BC2
CWHL 2005-24		CWL 2007-BC3

[2]	Appears on Bloomberg as CWHL 2005-HYB9

Exhibit B

Form of Order

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF NEW YORK

X

In the matter of the application of

THE BANK OF NEW YORK MELLON,

(as Trustee under various Pooling and Servicing Agreements and Indenture Trustee under various Indentures),

Petitioner,

for an order, pursuant to CPLR § 7701, seeking judicial instructions and approval of a proposed settlement.

: : : : : : : : : : : :	Index No. [PROPOSED] FINAL ORDER AND JUDGMENT
X

Petitioner, The Bank of New York Mellon, solely in its capacity as trustee or indenture trustee under 530 mortgage-securitization trusts identified in Exhibit A to the Verified Petition (the “Petitioner” or the “Trustee”), evidenced by 530 separate Pooling and Servicing Agreements (“PSAs”) or Indentures and related Sales and Servicing Agreements (“SSAs,” and together with the PSAs and Indentures, the “Governing Agreements”), having applied to this Court for an order pursuant to CPLR § 7701 for judicial instructions and approval of a settlement entered into by and among the Trustee, Bank of America Corporation, BAC Home Loans Servicing, LP, Countrywide Financial Corporation, and Countrywide Home Loans, Inc. (the “Settlement”), such Settlement being embodied in the settlement agreement, dated June 28, 2011 (the “Settlement Agreement”) attached to the Verified Petition herein and attached hereto as Exhibit A; and

UPON reading and filing the Verified Petition and the exhibits thereto; the Affirmation of Matthew D. Ingber, counsel to the Trustee, in support of the Verified Petition, dated June 28, 2011 (the “Ingber Affirmation”); The Bank of New York Mellon’s Memorandum of Law In Support of Its Verified Petition Seeking Judicial Instructions and Approval of a Proposed Settlement, dated June 28, 2011; all answers, objections, or other responses filed in response to the Verified Petition; all papers filed in response to those answers, objections, or responses; and upon all prior proceedings and pleadings heretofore had; and

UPON this Court having rendered its decision (the “Decision”) on                 , 2011, which Decision is attached hereto as Exhibit B; and

UPON the Decision with notice of entry (attached hereto as Exhibit C) having been served upon all parties on                 , 2011;

NOW, it is hereby ORDERED, ADJUDGED, and DECREED that:

a)

For purposes of this Final Order and Judgment, the Court adopts all defined terms set forth in the Settlement Agreement. Capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Settlement Agreement.

b)

The Court has jurisdiction over the subject matter of this Article 77 Proceeding. The Court has jurisdiction over the Petitioner, the Covered Trusts, and all certificateholders and noteholders of the Covered Trusts (the “Trust Beneficiaries”) with respect to the matters determined herein. (As used herein, “Trust Beneficiaries” shall have the same meaning as “Investors” under the Settlement Agreement.)

c)

The form and the method of dissemination of notice (the “Notice”), as described in and as previously approved by the Court’s Order dated                 , 2011 (the “Preliminary Order”), provided the best notice practicable under the circumstances and was reasonably calculated to put interested parties on notice of this action. The Preliminary Order provided, inter alia, for the Notice to be provided by a combination of individual notice, notice by publication in specified publications, notice through the Depository Trust Company, advertising on the internet, and notice through a website created and maintained by the Trustee for the Article 77 Proceeding. The Petitioner has submitted evidence establishing its compliance with reasonable diligence with the Preliminary Order. The Court finds that the Notice was provided in accordance with the provisions of the Preliminary Order.

d)

The Notice provided due and adequate notice of these proceedings and the matters set forth herein, including the Settlement and the Court’s consideration of the actions of the Trustee in entering into the Settlement Agreement, to all persons entitled to such notice, including the Potentially Interested Persons identified in paragraph 6 of the Ingber Affirmation, including the Trust Beneficiaries, and the Notice fully satisfied the requirements of New York law, federal and state due process requirements and the requirements of other applicable law.

e)

A full and fair opportunity has been offered to all Potentially Interested Persons, including the Trust Beneficiaries, to make their views known to the Court, to object to the Settlement and to the approval of the actions of the

Trustee in entering into the Settlement Agreement, and to participate in the hearing thereon. Accordingly, the Covered Trusts, all Trust Beneficiaries, and their successors-in-interest and assigns, and any Persons claiming by, through, or on behalf of any of the Trustee, the Trust Beneficiaries, or the Covered Trusts or under the Governing Agreements are bound by this Final Order and Judgment.

f)

The Trustee has the authority, pursuant to the Governing Agreements and applicable law: (i) to assert, abandon, or compromise the Trust Released Claims, and (ii) to enter into the Settlement Agreement on behalf of all Trust Beneficiaries, the Covered Trusts, and any Persons claiming by, through, or on behalf of any of the Trustee, the Trust Beneficiaries, or the Covered Trusts or under the Governing Agreements.

g)

Pursuant to the Governing Agreements and applicable law, the decision whether to enter into the Settlement Agreement on behalf of all Trust Beneficiaries, the Covered Trusts, and any Persons claiming by, through, or on behalf of any of the Trustee, the Trust Beneficiaries, or the Covered Trusts or under the Governing Agreements is a matter within the Trustee’s discretion.

h)	The Settlement Agreement is the result of factual and legal investigation by the Trustee, and is supported by the Institutional Investors.

i)

The Trustee appropriately evaluated the terms, benefits, and consequences of the Settlement and the strengths and weaknesses of the claims being settled. In that regard, the Trustee appropriately considered the claims made and positions presented by the Institutional Investors, Bank of America, and Countrywide relating to the Trust Released Claims in considering whether to enter into the Settlement Agreement.

j)

The arm’s-length negotiations that led to the Settlement Agreement and the Trustee’s deliberations appropriately focused on the strengths and weaknesses of the Trust Released Claims, the alternatives available or potentially available to pursue remedies for the benefit of the Trust Beneficiaries, and the terms of the Settlement.

k)	The Trustee acted in good faith, within its discretion, and within the bounds of reasonableness in determining that the Settlement Agreement was in the best interests of the Covered Trusts.

l)	Pursuant to CPLR § 7701, the Court hereby approves the actions of the Trustee in entering into the Settlement Agreement in all respects.

m)	The Parties are directed to consummate the Settlement in accordance with its terms and conditions, and the Settlement is hereby approved by the Court in all respects.

n)	The Settlement Agreement is hereby approved in all respects, and is fully enforceable in all respects. The release in the Settlement Agreement provides as follows:

9.	Release.

(a) Effective as of the Approval Date, except as set forth in Paragraph 10 [of the Settlement Agreement], the Trustee on behalf of itself and all Investors, the Covered Trusts, and/or any Persons claiming by, through, or on behalf of any of the Trustee, the Investors, or the Covered Trusts or under the Governing Agreements (collectively, the Trustee, Investors, Covered Trusts, and such Persons being defined together as the “Precluded Persons”), irrevocably and unconditionally grants a full, final, and complete release, waiver, and discharge of all alleged or actual claims, counterclaims, defenses, rights of setoff, rights of rescission, liens, disputes, liabilities, Losses, debts, costs, expenses, obligations, demands, claims for accountings or audits, alleged Events of Default, damages, rights, and causes of action of any kind or nature whatsoever, whether asserted or unasserted, known or unknown, suspected or unsuspected, fixed or contingent, in contract, tort, or otherwise, secured or unsecured, accrued or unaccrued, whether direct, derivative, or brought in any other capacity that the Precluded Persons may now or may hereafter have against any or all of the Bank of America Parties and/or Countrywide Parties arising out of or relating to (i) the origination, sale, or delivery of Mortgage Loans to the Covered Trusts, including the representations and warranties in connection with the origination, sale, or delivery of Mortgage Loans to the Covered Trusts or any alleged obligation of any Bank of America Party and/or Countrywide Party to repurchase or otherwise compensate the Covered Trusts for any Mortgage Loan on the basis of any representations or warranties or otherwise or failure to cure any alleged breaches of representations and warranties, including all claims arising in any way from or under Section 2.03 (“Representations, Warranties and Covenants of the Sellers and Master Servicer”)1 of the Governing Agreements, (ii) the documentation of the Mortgage Loans held by the Covered Trusts (including the documents and instruments covered in Sections 2.01 (“Conveyance of Mortgage Loans”) and 2.02 (“Acceptance by the Trustee of the Mortgage Loans”) of the Governing Agreements and the Mortgage Files) including with respect to alleged defective, incomplete or non-existent documentation, as well as issues arising out of or relating to recordation, title, assignment, or any other matter relating to legal enforceability of a Mortgage or Mortgage Note, and (iii) the servicing of the Mortgage Loans held by the Covered Trusts (including any claim relating to the timing of collection efforts or foreclosure efforts, loss mitigation, transfers to subservicers, Advances, Servicing Advances, or that servicing includes an obligation to take any action or provide any notice towards, or with respect to, the possible repurchase of Mortgage Loans by the Master Servicer, Seller, or any other Person), in all cases prior to or after the Approval Date (collectively, all such claims being defined as the “Trust Released Claims”).

(b) The Trust Released Claims shall also be deemed to have been released as of the Approval Date to the full and same extent by the Master Servicer of the Covered Trusts (including the current Master Servicer, BAC HLS, and any subsequent servicer who may in the future be substituted for the current Master Servicer with respect to one or more of the Covered Trusts or any loans therein) and the Master Servicer shall be deemed to be a Precluded Person.

[1]	Which provision is numbered 2.04 in the Sale and Servicing Agreements relating to CWHEQ 2006-A and CWHEQ 2007-G.

(c) The release and waiver in Subparagraphs 9(a) and 9(b) [of the Settlement Agreement] is intended to include, and upon its effectiveness shall include, any claims or contentions that Bank of America or any non-Countrywide affiliate, division, or subsidiary of Bank of America, and any of the predecessors or assigns thereof, is liable on any theory of successor liability, vicarious liability, veil piercing, de facto merger, fraudulent conveyance, or other similar claim or theory for the obligations, exposure, or liability of Countrywide or any of its affiliates, divisions, or subsidiaries, and any of the predecessors or assigns thereof concerning any of the Covered Trusts, with respect to the Trust Released Claims.

10.	Claims Not Released.

(a) Administration of the Mortgage Loans. The release and waiver in Paragraph 9 [of the Settlement Agreement] does not include claims based solely on the action, inaction, or practices of the Master Servicer in its aggregation and remittance of Mortgage Loan payments, accounting for principal and interest, and preparation of tax-related information in connection with the Mortgage Loans and the ministerial operation and administration of the Covered Trusts and of the Mortgage Loans held by the Covered Trusts for which the Master Servicer receives servicing fees unless, as of the Signing Date, the Trustee has or should have knowledge of the actions, inactions or practices of the Master Servicer in connection with such matters.

(b) Servicing of the Mortgage Loans. Except as provided in Subparagraph 10(a) [of the Settlement Agreement], the release and waiver in Paragraph 9 [of the Settlement Agreement] includes: (i) all claims based in whole or in part on any actions, inactions, or practices of the Master Servicer prior to the Approval Date as to the servicing of the Mortgage Loans held by the Covered Trusts; and (ii) as to all actions, inactions, or practices by the Master Servicer after the Approval Date, only (A) actions, inactions, and practices that relate to the aspects of servicing addressed in whole or in part by the provisions of Paragraph 5 [of the Settlement Agreement] (material compliance with which shall satisfy the Master Servicer’s obligation to service the Mortgage Loans prudently in accordance with all relevant sections of the Governing Agreements) and (B) actions, inactions, or practices that relate to the aspects of servicing not addressed by the provisions of Paragraph 5 [of the Settlement Agreement] that are consistent with (or improvements over) the Master Servicer’s course of conduct prior to the Signing Date. It is further understood and agreed that Investors may pursue such remedies as are available under Section 10.08 (“Limitation on Rights of Certificateholders”) of the Governing Agreements with respect to an Event of Default as to any servicing claims not released by this Settlement.

(c) Certain Individual Investor Claims. The release and waiver in Paragraph 9 [of the Settlement Agreement] does not include any direct claims held by Investors or their clients that do not seek to enforce any rights under the terms of the Governing Agreements but rather are based on disclosures made (or failed to be made) in connection with their decision to purchase, sell, or hold securities issued by any Covered Trust, including claims under the securities or anti-fraud laws of the United States or of any state; provided, however, that the question of the extent to which any payment made or benefit conferred pursuant to this Settlement Agreement may constitute an offset or credit against, or a reduction in the gross amount of, any such claim shall be determined in the action in which such claim is raised, and the Parties reserve all rights with respect to the position they may take on that question in those actions and acknowledge that all other Persons similarly reserve such rights.

(d) Financial-Guaranty Provider Rights and Obligations. To the extent that any third-party guarantor or financial-guaranty provider with respect to any Covered Trust has rights or obligations independent of the rights or obligations of the Investors, the Trustee, or the Covered Trusts, the release and waiver in Paragraph 9 [of the Settlement Agreement] is not intended to and shall not release such rights, or impair or diminish in any respect such obligations or any insurance or indemnity obligations owed by or to such Person.

(e) Indemnification Rights. The Parties do not release any rights to indemnification under the Governing Agreements including the Trustee’s right to indemnification by the Master Servicer of the Covered Trusts.

(f) Settlement Agreement Rights. The Parties do not release any rights or claims against each other to enforce the terms of this Settlement Agreement.

(g) Excluded Covered Trusts. The release and waiver in Paragraph 9 [of the Settlement Agreement] does not include claims with respect to any Excluded Covered Trust.

o)

The Trustee, all Trust Beneficiaries, the Covered Trusts, and any Persons claiming by, through, or on behalf of any of the Trustee, the Trust Beneficiaries, or the Covered Trusts or under the Governing Agreements, and each of their heirs, executors, administrators, successors-in-interest, and assigns, are hereby: (i) permanently barred and enjoined from instituting, commencing, or prosecuting, either directly, derivatively, or in any other capacity, any suit, proceeding, or other action asserting any of the Trust Released Claims, against any or all of the Bank of America Parties and/or the Countrywide Parties; (ii) conclusively determined to have fully, finally, and forever compromised, settled, released, relinquished, discharged, and dismissed with prejudice and on the merits the Trust Released Claims; and (iii) permanently barred and enjoined from knowingly assisting in any way any third party in instituting, commencing, or prosecuting any suit against any or all of the Bank of America Parties and/or the Countrywide Parties asserting any of the Trust Released Claims. These provisions shall also be deemed to apply to the full and same extent to the Master Servicer of the Covered Trusts (including the current Master Servicer, BAC HLS, and any subsequent servicer who may in the future be substituted for the current Master Servicer with respect to one or more of the Covered Trusts or any loans therein).

p)

All Trust Beneficiaries and each of their heirs, executors, administrators, successors-in-interest, and assigns, and the Bank of America Parties and the Countrywide Parties and each of their respective heirs, executors, administrators, successors-in-interest, and assigns, are hereby permanently barred and enjoined from instituting, commencing, or prosecuting, either directly, derivatively, or in any other capacity, any suit, proceeding, or other action asserting against the Trustee any claims arising from or in connection with the Trustee’s entry into the Settlement, including but not limited to the Trustee’s participation in negotiations regarding the Settlement, the Trustee’s analysis of the Settlement, the filing by the Trustee of any petition in connection with the Settlement, the provision of notices concerning the Settlement to Potentially Interested Persons, and any further actions by the Trustee in support of the Settlement, including the response by the Trustee to any objections to the Settlement and any implementation of the Settlement by the Trustee; provided, however, that nothing herein precludes any Party from asserting any claims arising out of a breach of the Settlement Agreement.

q)

With the exception of prosecuting any appeals directly from this Final Order and Judgment, all Trust Beneficiaries, the Covered Trusts, and any Persons claiming by, through, or on behalf of any of the Trustee, the Trust Beneficiaries, or the Covered Trusts or under the Governing Agreements, and each of their heirs, executors, administrators, successors-in-interest, and assigns, are hereby permanently barred and enjoined from instituting, commencing, asserting, or prosecuting, either directly, derivatively, or in any other capacity, any claim or objection challenging this Final Order and Judgment, the actions of the Trustee in entering into the Settlement Agreement or this Article 77 Proceeding.

r)

The Trustee will not, by virtue of actions taken in seeking, or pursuant to, any orders in this proceeding or this Final Order and Judgment, impair the rights it has under the applicable Governing Agreements to be compensated for the fees and expenses it incurs in discharging its duties as Trustee.

s)

None of the Bank of America Parties, the Countrywide Parties, the Institutional Investors, or the Trustee shall have any liability (including under any indemnification obligation provided for in any Governing Agreement, including as clarified by the side-letter that is Exhibit C to the Settlement Agreement) to each other, the Trust Beneficiaries, the Covered Trusts, or any other Person arising out of the determination, administration, or distribution (including distribution within each Covered Trust) of the Allocable Shares pursuant to the Settlement or incurred by reason of any tax consequences of the Settlement.

t)	All objections to the Settlement have been considered and are overruled and denied in all respects.

u)

Without affecting the finality of this Final Order and Judgment in any respect, the Court hereby retains exclusive jurisdiction over the Petitioner, the Covered Trusts, and all Trust Beneficiaries (whether past, present, or future) for all matters relating to the Settlement and this Article 77 Proceeding, including the administration, interpretation, effectuation, or enforcement of the Settlement Agreement and this Final Order and Judgment.

v)	There is no just reason for delay in the entry of this Final Order and Judgment and immediate entry by the Clerk of the Court is expressly directed.

Judgment entered on this      day of     , 2011.

ENTER

JSC

CLERK OF THE COURT

EXECUTION COPY

BAC Home Loans Servicing, LP

6400 Legacy Drive

Plano, TX 75024

June 28, 2011

The Bank of New York Mellon, as Trustee or Indenture Trustee

101 Barclay Street

New York, New York 10286

Attn: Mortgage-Backed Securities Group

Ladies and Gentlemen:

Re: Pooling and Servicing Agreements and Sale and Servicing Agreements

We refer to the Pooling and Servicing Agreements (the “PSAs”) and Sale and Servicing Agreements (the “SSAs” and together with the PSAs, the “Sale Agreements”), as applicable, for the transactions identified on Exhibit 1 hereto, each, in PSAs, among the Depositor thereunder, the Sellers thereunder, BAC Home Loans Servicing, LP (f/k/a Countrywide Home Loans Servicing, LP), as Master Servicer (the “Master Servicer”) and The Bank of New York Mellon (f/k/a The Bank of New York), as trustee (or, in the case of SSAs, the indenture trustee, together the “Trustee”) and each, in SSAs, among the Depositor thereunder, BAC Home Loans Servicing, LP (f/k/a Countrywide Home Loans Servicing, LP), as Sponsor and Master Servicer, the Trust thereunder and the Trustee. We also refer to the Guaranty of Bank of America Corporation, dated as of June 28, 2011, attached hereto as Exhibit 2 (the “Guaranty”). Capitalized terms used but not defined in this letter have the meanings specified in the Sale Agreements.

Section 8.05 (Trustee’s Fees and Expenses) of each PSA and Section 7.03 (Master Servicer to pay Indenture Trustee’s and Owner Trustee’s Fees and Expenses) of each SSA (together, the “Indemnity”) each provide, in part, that “The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorneys fees) (i) incurred in connection with any claim or legal action relating to (a) [the Sale Agreement], (b) the [applicable securities] or (c) in connection with the performance of any of the Trustee’s duties [under the Sale Agreement], other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or negligence in the performance of any of the Trustee’s duties hereunder . . . .” Certain Sale Agreements also exclude from the scope of the Indemnity “any loss, liability or expense incurred . . . by reason of any action of the Trustee taken at the direction of the [investors].”1

[1]	We note that the language referenced in this letter may vary in certain ways in the Sale Agreements. Notwithstanding such variances, we intend this letter to apply, with same effect, to all the Sale Agreements for the transactions identified on Exhibit 1 hereto, except if such variances are material, in which case the parties hereto will consider in good faith how to implement the intent of this letter to such variances if the need arises.

EXECUTION COPY

We confirm that we view any actions taken by the Trustee in connection with its entry into the settlement in respect of Mortgage Loan repurchase and other alleged claims against the Sellers and Master Servicer relating to the transactions identified on Exhibit 1 hereto (the “Settlement”), including but not limited to the Trustee’s participation in settlement negotiations, the Trustee’s analysis of the Settlement, the filing by the Trustee of any petition in connection with the Settlement, the provision of notices concerning the Settlement to interested parties (including investors), and any further actions by the Trustee in support of the Settlement, including the response by the Trustee to any objections to the Settlement and any implementation of the Settlement by the Trustee (such actions together being the “Trustee Settlement Activities”) as being actions that, for purposes of the Indemnity, relate to the Sale Agreements, the applicable securities, or the performance of the Trustee’s duties under the Sale Agreements. We also confirm that the manner of entering into the Settlement or undertaking the activities to prepare therefor or contemplated thereby will not serve to disqualify the Trustee from receiving the benefits of the Indemnity or the Guaranty.

We also confirm that we view the Institutional Investor Agreement and any letter or other correspondence from the investors or their counsel which requests that the Trustee take the Trustee Settlement Activities, or any portion thereof, as not being the equivalent of a direction from the investors for purposes of the Indemnity. We further confirm that neither the receipt by the Trustee of any such letter or other correspondence nor the entry by the Trustee into the Institutional Investor Agreement will disqualify the Trustee from receiving the benefit of either the Indemnity or the Guaranty.

Finally, we note that the Indemnity also provides, with certain exceptions expressly provided for, that “the Master Servicer covenants and agrees . . . to pay or reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of [the Sale Agreement] with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the [applicable securities], (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services [under the Sale Agreement] and (C) printing and engraving expenses in connection with preparing any Definitive [securities].”2 We confirm that we view reasonable expenses, disbursements and advances otherwise within the Indemnity, if incurred or made by the Trustee in connection with the Trustee Settlement Activities, as being reimbursable by the Master Servicer under the Indemnity.

Without limiting any of the foregoing, we confirm that following the entry by the Trustee into the Settlement, Bank of America Corporation, BAC Home Loans Servicing, LP, Countrywide Financial Corporation and/or Countrywide Home Loans, Inc. shall pay the reasonable fees and expenses of the Trustee for Trustee Settlement Activities (including its reasonable attorneys’ fees and expenses) on a current and ongoing basis (including all accrued

[2]	We note that the language referenced in this letter may vary in certain ways in the Sale Agreements. Notwithstanding such variances, we intend this letter to apply, with same effect, to all the Sale Agreements for the transactions identified on Exhibit 1 hereto, except if such variances are material, in which case the parties hereto will consider in good faith how to implement the intent of this letter to such variances if the need arises.

2

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and unpaid fees and expenses as of the date hereof, which shall be paid in full no later than 15 days from the execution of the Settlement).

Except as noted above, nothing herein is intended to limit, modify, supersede, or in any way affect any exceptions to the liability of the Master Servicer under the Indemnity that are based on the conduct of the Trustee. It is understood and agreed that the Indemnity does not cover any loss or liability incurred by reason of any tax consequences of the Settlement or arising out of the determination, administration or distribution (including distribution within each Covered Trust) of the Allocable Shares pursuant to the Settlement, which the Final Order and Judgment to be entered with respect to the Settlement shall provide shall not give rise to liability on the part of the BNYM Parties, the Bank of America Parties or the Countrywide Parties (all as defined in the Settlement Agreement). Nothing herein is intended to limit, modify, or in any way affect the limitations on the liability of the Master Servicer under Section 6.03 (Limitation on Liability of the Depositor, the Sellers, the Master Servicer and Others) of each PSA and Section 5.03 (Limitation on Liability of the Seller, the Master Servicer and Others) of each SSA.

Please acknowledge your agreement by countersigning this letter in the space provided below and returning a copy to us.

3

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Sincerely,

BAC HOME LOANS SERVICING, L.P.

By:
Name:
Title:

4

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Accepted and Agreed:

BANK OF AMERICA CORPORATION

By:
Name:
Title:

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

Exhibit 1

CWALT 2004-10CB
CWALT 2004-12CB
CWALT 2004-13CB
CWALT 2004-14T2
CWALT 2004-15
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CWALT 2004-33
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CWALT 2005-10CB
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CWALT 2005-17
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CWALT 2006-J1
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CWALT 2007-16CB
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CWALT 2007-5CB
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CWALT 2007-AL1
CWALT 2007-HY2
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CWALT 2007-HY9
CWALT 2007-J2
CWALT 2007-OA11
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CWALT 2004-J4
CWALT 2005-13CB
CWALT 2005-19CB
CWALT 2005-22T1
CWALT 2005-52CB
CWALT 2005-62
CWALT 2005-81
CWALT 2005-J1
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CWALT 2006-OA19
CWALT 2007-15CB
CWALT 2007-J1
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CWHEQ 2006-A
CWHEQ 2007-G
CWHL 2004-11
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EXECUTION COPY

GUARANTY

This GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), dated as of June 28, 2011, is made by BANK OF AMERICA CORPORATION (the “Guarantor”), in favor of THE BANK OF NEW YORK MELLON (f/k/a THE BANK OF NEW YORK) (the “Guaranteed Party”).

W I T N E S S E T H:

WHEREAS, pursuant to the Pooling and Servicing Agreements and Sale and Servicing Agreements for the transactions identified on Exhibit 1 hereto (together the “Sale Agreements,” and each a “Sale Agreement”), each, in Pooling and Servicing Agreements, among the Depositor thereunder, the Sellers thereunder, BAC Home Loans Servicing, L.P. (f/k/a Countrywide Home Loans Servicing, L.P.), as Master Servicer (the “Master Servicer”) and the Guaranteed Party, as Trustee, and each, in Sale and Servicing Agreements, among the Depositor thereunder, BAC Home Loans Servicing, L.P. (f/k/a Countrywide Home Loans Servicing, L.P.), as Sponsor and Master Servicer, the Trust thereunder and the Guaranteed Party, as Indenture Trustee, the Master Servicer agreed to indemnify the Guaranteed Party in respect of certain losses, liabilities and expenses that might be incurred by the Guaranteed Party thereunder; and

WHEREAS, in connection with the activities of the Guaranteed Party that relate to the settlement of Mortgage Loan repurchase and other claims now or hereafter arising against the Sellers and/or the Master Servicer relating to the transactions identified on Exhibit 1 hereto (the “Settlement”), the Guarantor has agreed to execute and deliver this Guaranty.

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, the Guarantor agrees, for the benefit of the Guaranteed Party, as follows.

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Guaranteed Party” is defined in the preamble.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Master Servicer” is defined in the first recital.

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations, prospects or condition, financial or otherwise, of the Guarantor or (ii) the ability of the Guarantor to perform any of its obligations under this Guaranty.

“Obligations” means the payment obligations of the Master Servicer, whether now or hereafter arising, direct or indirect, absolute or contingent, under any Sale Agreement, in accordance with the terms and conditions thereof, to indemnify, hold harmless or otherwise reimburse the Guaranteed Party against certain losses, liabilities or expenses that may arise in connection with the Settlement.

“Parties” means the Guarantor and the Guaranteed Party.

“Sale Agreement” is defined in the first recital.

“Settlement” is defined in the second recital.

SECTION 1.2. Sale Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in each applicable Sale Agreement solely with regard to that Sale Agreement (and not the other Sale Agreements).

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1. Guaranty. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the full and punctual payment when due of all existing and future Obligations and indemnifies and holds harmless the Guaranteed Party for any and all costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Guaranteed Party in enforcing any rights under this Guaranty. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that the Guaranteed Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Master Servicer or any other Person before or as a condition to the obligations of the Guarantor hereunder.

SECTION 2.2. Reinstatement, etc. The Guarantor hereby agrees that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by the Guaranteed Party as though such payment had not been made.

SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Obligations shall have been paid in full in cash and the Master Servicer shall have no further obligation under any Sale Agreement to indemnify, hold harmless or otherwise reimburse the Guaranteed Party. The Guarantor guarantees that the Obligations of the Master Servicer will be paid strictly in accordance with the terms of each Sale Agreement under which they arise. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a) any lack of validity, legality or enforceability of the Obligations;

(b) whether or not the Settlement is ever finally approved or consummated;

(c) the failure of the Guaranteed Party (i) to assert any claim or demand or to enforce any right or remedy against the Master Servicer or any other Person under the provisions of any Sale Agreement or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations;

(d) any amendment to, rescission, waiver or other modification of, or any consent to or departure from, any of the terms of any Sale Agreement; or

(e) any other circumstance (other than payment of the Obligations in full in cash) which might otherwise constitute a legal or equitable discharge of any surety or any guarantor.

SECTION 2.4. Waiver, etc. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and any requirement that the Guaranteed Party exhaust any right or take any action against the Master Servicer or any other Person (including any other guarantor) or entity or any collateral securing the Obligations, as the case may be.

SECTION 2.5. Postponement of Subrogation, etc. The Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation until all of the Obligations shall have been paid in full in cash and the Master Servicer shall have no further obligation under any Sale Agreement to indemnify, hold harmless or otherwise reimburse the Guaranteed Party in respect of the Obligations. Any amount paid to the Guarantor on account of any such subrogation right in violation of the foregoing limitation shall be held in trust for the benefit of the Guaranteed Party and shall immediately be paid and turned-over to the Guaranteed Party in the exact form received by the Guarantor (duly endorsed in favor of the Guaranteed Party, if required) to be credited and applied against the Obligations.

SECTION 2.6. Payments. The Guarantor hereby agrees with the Guaranteed Party that all payments made by the Guarantor hereunder will be made in lawful currency of the United States to the Guaranteed Party, without set-off, counterclaim or other defense (other than that payment is not due) and without withholding or deduction for or on account of any present or future taxes, duties or other charges, unless the withholding or deduction of such taxes or duties is required by law.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

SECTION 3.1. Representations. The Guarantor hereby represents and warrants to the Guaranteed Party as set forth below.

(a) The Guarantor is a corporation incorporated under the laws of the State of Delaware, duly organized or formed, validly existing and in good standing and is duly qualified to do business, and is in good standing in, every jurisdiction in which the nature of its business requires it to be so qualified, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. This Guaranty has been duly authorized, executed and delivered by the Guarantor;

(b) the execution, delivery and performance of this Guaranty have been and remain duly authorized by all necessary organizational action and do not contravene any provision of (i) the Guarantor’s organizational documents, (ii) any law, rule or regulation, (iii) any contractual restriction binding on Guarantor or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Guarantor or its property, except in the case of the foregoing clauses (ii) through (iv), where such contravention would not reasonably be expected to have a Material Adverse Effect and would not reasonably be expected to impose any liability on the Guaranteed Party;

(c) all consents, licenses, clearances, authorizations and approvals of, and registrations and declarations with, any governmental authority or regulatory body necessary for the due execution, delivery and performance of this Guaranty have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, except where the failure to so obtain such consents, licenses, clearances, authorizations and approvals, registration or declarations or to satisfy the conditions thereof would not reasonably be expected to have a Material Adverse Effect, and no other action by, and, except as contemplated herein, no notice to or filing with any governmental authority or regulatory body is required in connection with the execution, delivery or performance of this Guaranty; and

(d) this Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, subject to general principles of equity and applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1. Binding on Successors, Transferees and Assigns; Assignment. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Guaranteed Party and its successors, transferees and assigns.

SECTION 4.2. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Guaranteed Party and the Guarantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 4.3. Notices. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, telecopied or delivered to the Guarantor, attention Edward P. O’Keefe, General Counsel, Bank of America Corporation, at

100 N. Tryon Street, Charlotte, North Carolina 28255-0001, or, if such notice or communication is to the Guaranteed Party, attention Jane Sherburne, General Counsel, The Bank of New York Mellon, at One Wall Street, New York, New York 10286. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

SECTION 4.4. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.4, no failure on the part of the Guaranteed Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 4.5. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 4.6. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 4.7. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 4.8. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE GUARANTEED PARTY OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN

OR WITHOUT THE STATE OF NEW YORK TO THE INDIVIDUAL DESIGNATED TO RECEIVE NOTICES UNDER SECTION 4.3. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

SECTION 4.9. Counterparts, etc. This Guaranty may be executed by the Parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. A copy of this Guaranty executed and delivered by facsimile or in electronic form, including as a PDF file, shall be effective as delivery of an originally executed counterpart of this Guaranty.

SECTION 4.10. Counsel Representation. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS BEEN REPRESENTED BY COMPETENT COUNSEL IN THE NEGOTIATION OF THIS GUARANTY, AND THAT ANY RULE OR CONSTRUCTION OF LAW ENABLING ANY PARTY TO ASSERT THAT ANY AMBIGUITIES OR INCONSISTENCIES IN THE DRAFTING OR PREPARATION OF THE TERMS OF THIS GUARANTY SHOULD DIMINISH ANY RIGHTS OR REMEDIES OF THE OTHER PARTY ARE HEREBY WAIVED.

SECTION 4.11. Waiver of Jury Trial. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE OTHER PARTY. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION.

IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered by the Guarantor to the Guaranteed Party as of the date first above written.

BANK OF AMERICA CORPORATION

By:
Title:

ACCEPTED AND AGREED:

THE BANK OF NEW YORK MELLON

By:
Title:

Exhibit 1

CWALT 2004-10CB
CWALT 2004-12CB
CWALT 2004-13CB
CWALT 2004-14T2
CWALT 2004-15
CWALT 2004-16CB
CWALT 2004-17CB
CWALT 2004-18CB
CWALT 2004-20T1
CWALT 2004-22CB
CWALT 2004-24CB
CWALT 2004-25CB
CWALT 2004-26T1
CWALT 2004-27CB
CWALT 2004-28CB
CWALT 2004-29CB
CWALT 2004-2CB
CWALT 2004-30CB
CWALT 2004-32CB
CWALT 2004-33
CWALT 2004-34T1
CWALT 2004-35T2
CWALT 2004-36CB
CWALT 2004-3T1
CWALT 2004-4CB
CWALT 2004-5CB
CWALT 2004-6CB
CWALT 2004-7T1
CWALT 2004-8CB
CWALT 2004-9T1
CWALT 2004-J10
CWALT 2004-J11
CWALT 2004-J12
CWALT 2004-J13
CWALT 2004-J2
CWALT 2004-J3
CWALT 2004-J5
CWALT 2004-J6
CWALT 2004-J7
CWALT 2004-J8
CWALT 2004-J9
CWALT 2005-10CB
CWALT 2005-11CB
CWALT 2005-14
CWALT 2005-16

CWALT 2005-17
CWALT 2005-18CB
CWALT 2005-1CB
CWALT 2005-2
CWALT 2005-20CB
CWALT 2005-21CB
CWALT 2005-23CB
CWALT 2005-24
CWALT 2005-25T1
CWALT 2005-26CB
CWALT 2005-27
CWALT 2005-28CB
CWALT 2005-29CB
CWALT 2005-30CB
CWALT 2005-31
CWALT 2005-32T1
CWALT 2005-33CB
CWALT 2005-34CB
CWALT 2005-35CB
CWALT 2005-36
CWALT 2005-37T1
CWALT 2005-38
CWALT 2005-3CB
CWALT 2005-4
CWALT 2005-40CB
CWALT 2005-41
CWALT 2005-42CB
CWALT 2005-43
CWALT 2005-44
CWALT 2005-45
CWALT 2005-46CB
CWALT 2005-47CB
CWALT 2005-48T1
CWALT 2005-49CB
CWALT 2005-50CB
CWALT 2005-51
CWALT 2005-53T2
CWALT 2005-54CB
CWALT 2005-55CB
CWALT 2005-56
CWALT 2005-57CB
CWALT 2005-58
CWALT 2005-59
CWALT 2005-60T1
CWALT 2005-61

CWALT 2005-63
CWALT 2005-64CB
CWALT 2005-65CB
CWALT 2005-66
CWALT 2005-67CB
CWALT 2005-69
CWALT 2005-6CB
CWALT 2005-70CB
CWALT 2005-71
CWALT 2005-72
CWALT 2005-73CB
CWALT 2005-74T1
CWALT 2005-75CB
CWALT 2005-76
CWALT 2005-77T1
CWALT 2005-79CB
CWALT 2005-7CB
CWALT 2005-80CB
CWALT 2005-82
CWALT 2005-83CB
CWALT 2005-84
CWALT 2005-85CB
CWALT 2005-86CB
CWALT 2005-9CB
CWALT 2005-AR1
CWALT 2005-IM1
CWALT 2005-J10
CWALT 2005-J11
CWALT 2005-J12
CWALT 2005-J13
CWALT 2005-J14
CWALT 2005-J3
CWALT 2005-J4
CWALT 2005-J5
CWALT 2005-J6
CWALT 2005-J7
CWALT 2005-J8
CWALT 2005-J9
CWALT 2006-11CB
CWALT 2006-12CB
CWALT 2006-13T1
CWALT 2006-14CB
CWALT 2006-15CB
CWALT 2006-16CB
CWALT 2006-17T1

CWALT 2006-18CB
CWALT 2006-19CB
CWALT 2006-20CB
CWALT 2006-21CB
CWALT 2006-23CB
CWALT 2006-24CB
CWALT 2006-25CB
CWALT 2006-26CB
CWALT 2006-27CB
CWALT 2006-28CB
CWALT 2006-29T1
CWALT 2006-2CB
CWALT 2006-30T1
CWALT 2006-31CB
CWALT 2006-32CB
CWALT 2006-33CB
CWALT 2006-34
CWALT 2006-35CB
CWALT 2006-36T2
CWALT 2006-39CB
CWALT 2006-40T1
CWALT 2006-41CB
CWALT 2006-42
CWALT 2006-43CB
CWALT 2006-45T1
CWALT 2006-46
CWALT 2006-4CB
CWALT 2006-5T2
CWALT 2006-6CB
CWALT 2006-7CB
CWALT 2006-8T1
CWALT 2006-9T1
CWALT 2006-HY10
CWALT 2006-HY11
CWALT 2006-HY12
CWALT 2006-HY13
CWALT 2006-HY3
CWALT 2006-J1
CWALT 2006-J2
CWALT 2006-J3
CWALT 2006-J4
CWALT 2006-J5
CWALT 2006-J6
CWALT 2006-J7
CWALT 2006-J8

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CWALT 2006-OA1
CWALT 2006-OA10
CWALT 2006-OA11
CWALT 2006-OA12
CWALT 2006-OA14
CWALT 2006-OA16
CWALT 2006-OA17
CWALT 2006-OA18
CWALT 2006-OA2
CWALT 2006-OA21
CWALT 2006-OA22
CWALT 2006-OA3
CWALT 2006-OA6
CWALT 2006-OA7
CWALT 2006-OA8
CWALT 2006-OA9
CWALT 2006-OC1
CWALT 2006-OC10
CWALT 2006-OC11
CWALT 2006-OC2
CWALT 2006-OC3
CWALT 2006-OC4
CWALT 2006-OC5
CWALT 2006-OC6
CWALT 2006-OC7
CWALT 2006-OC8
CWALT 2006-OC9
CWALT 2007-10CB
CWALT 2007-11T1
CWALT 2007-12T1
CWALT 2007-13
CWALT 2007-14T2
CWALT 2007-16CB
CWALT 2007-17CB
CWALT 2007-18CB
CWALT 2007-19
CWALT 2007-1T1
CWALT 2007-20
CWALT 2007-21CB
CWALT 2007-22
CWALT 2007-23CB
CWALT 2007-24
CWALT 2007-25
CWALT 2007-2CB
CWALT 2007-3T1
CWALT 2007-4CB

CWALT 2007-5CB
CWALT 2007-6
CWALT 2007-7T2
CWALT 2007-8CB
CWALT 2007-9T1
CWALT 2007-AL1
CWALT 2007-HY2
CWALT 2007-HY3
CWALT 2007-HY4
CWALT 2007-HY6
CWALT 2007-HY7C
CWALT 2007-HY8C
CWALT 2007-HY9
CWALT 2007-J2
CWALT 2007-OA11
CWALT 2007-OA2
CWALT 2007-OA3
CWALT 2007-OA4
CWALT 2007-OA6
CWALT 2007-OA7
CWALT 2007-OA8
CWALT 2007-OA9
CWALT 2007-OH1
CWALT 2007-OH2
CWALT 2007-OH3
CWALT 2004-J4
CWALT 2005-13CB
CWALT 2005-19CB
CWALT 2005-22T1
CWALT 2005-52CB
CWALT 2005-62
CWALT 2005-81
CWALT 2005-J1
CWALT 2005-J2
CWALT 2006-OA19
CWALT 2007-15CB
CWALT 2007-J1
CWALT 2007-OA10
CWHEQ 2006-A
CWHEQ 2007-G
CWHL 2004-11
CWHL 2004-12
CWHL 2004-13
CWHL 2004-14
CWHL 2004-15
CWHL 2004-16

CWHL 2004-18
CWHL 2004-19
CWHL 2004-2
CWHL 2004-20
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CWHL 2004-3
CWHL 2004-5
CWHL 2004-6
CWHL 2004-7
CWHL 2004-HYB1
CWHL 2004-HYB2
CWHL 2004-HYB3
CWHL 2004-HYB4
CWHL 2004-HYB5
CWHL 2004-HYB6
CWHL 2004-HYB7
CWHL 2004-HYB8
CWHL 2004-HYB9
CWHL 2004-J2
CWHL 2004-J3
CWHL 2004-J4
CWHL 2004-J5
CWHL 2004-J6
CWHL 2004-J7
CWHL 2004-J8
CWHL 2004-J9
CWHL 2005-1
CWHL 2005-10
CWHL 2005-11
CWHL 2005-12
CWHL 2005-13
CWHL 2005-14
CWHL 2005-16
CWHL 2005-17
CWHL 2005-18
CWHL 2005-2
CWHL 2005-20
CWHL 2005-21
CWHL 2005-22
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CWHL 2005-25

CWHL 2005-26
CWHL 2005-27
CWHL 2005-28
CWHL 2005-29
CWHL 2005-3
CWHL 2005-30
CWHL 2005-31
CWHL 2005-7
CWHL 2005-9
CWHL 2005-HYB1
CWHL 2005-HYB2
CWHL 2005-HYB3
CWHL 2005-HYB4
CWHL 2005-HYB5
CWHL 2005-HYB6
CWHL 2005-HYB7
CWHL 2005-HYB8
CWHL 2005-HYB10[1]
CWHL 2005-J1
CWHL 2005-J2
CWHL 2005-J3
CWHL 2005-J4
CWHL 2006-1
CWHL 2006-10
CWHL 2006-11
CWHL 2006-12
CWHL 2006-13
CWHL 2006-14
CWHL 2006-15
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CWHL 2006-3
CWHL 2006-6
CWHL 2006-8
CWHL 2006-9
CWHL 2006-HYB1
CWHL 2006-HYB2
CWHL 2006-HYB3
CWHL 2006-HYB5

[1]	Appears on Bloomberg as CWHL 2005-HY10

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CWHL 2006-J1
CWHL 2006-J2
CWHL 2006-J3
CWHL 2006-J4
CWHL 2006-OA4
CWHL 2006-OA5
CWHL 2006-TM1
CWHL 2007-1
CWHL 2007-10
CWHL 2007-11
CWHL 2007-12
CWHL 2007-13
CWHL 2007-14
CWHL 2007-15
CWHL 2007-16
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CWHL 2007-19
CWHL 2007-2
CWHL 2007-20
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CWHL 2007-3
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CWHL 2007-6
CWHL 2007-7
CWHL 2007-8
CWHL 2007-9
CWHL 2007-HY1
CWHL 2007-HY3
CWHL 2007-HY4
CWHL 2007-HY5
CWHL 2007-HY6
CWHL 2007-HY7
CWHL 2007-HYB1
CWHL 2007-HYB2
CWHL 2007-J1
CWHL 2007-J2
CWHL 2007-J3
CWHL 2008-1
CWHL 2004-10
CWHL 2004-4
CWHL 2004-8
CWHL 2004-9
CWHL 2005-15
CWHL 2005-24

CWHL 2005-5
CWHL 2005-6
CWL 2004-1
CWL 2004-11
CWL 2004-14
CWL 2004-2
CWL 2004-3
CWL 2004-4
CWL 2004-5
CWL 2004-6
CWL 2004-7
CWL 2004-AB2
CWL 2004-BC2
CWL 2004-BC3
CWL 2004-BC4
CWL 2004-BC5
CWL 2004-ECC1
CWL 2004-ECC2
CWL 2004-S1
CWL 2004-SD2
CWL 2004-SD3
CWL 2004-SD4
CWL 2005-10
CWL 2005-2
CWL 2005-5
CWL 2005-6
CWL 2005-8
CWL 2005-9
CWL 2005-AB1
CWL 2005-AB2
CWL 2005-AB3
CWL 2005-AB4
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CWL 2005-BC1
CWL 2005-BC2
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CWL 2005-BC5
CWL 2005-HYB9[2]
CWL 2005-IM1
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CWL 2005-IM3
CWL 2005-SD1
CWL 2005-SD2

CWL 2005-SD3
CWL 2006-1
CWL 2006-10
CWL 2006-12
CWL 2006-14
CWL 2006-16
CWL 2006-17
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CWL 2006-19
CWL 2006-2
CWL 2006-20
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CWL 2006-3
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CWL 2006-5
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CWL 2006-8
CWL 2006-9
CWL 2006-ABC1
CWL 2006-BC1
CWL 2006-BC2
CWL 2006-BC3
CWL 2006-BC4
CWL 2006-BC5
CWL 2006-IM1
CWL 2006-QH1
CWL 2006-SD1
CWL 2006-SD2
CWL 2006-SD3
CWL 2006-SD4
CWL 2006-SPS1
CWL 2006-SPS2
CWL 2007-10
CWL 2007-11
CWL 2007-12
CWL 2007-3
CWL 2007-5
CWL 2007-6
CWL 2007-7
CWL 2007-8
CWL 2007-9
CWL 2007-BC1
CWL 2007-BC2
CWL 2007-BC3

CWL 2007-SD1
CWL 2007-SEA1
CWL 2007-SEA2
CWL 2004-10
CWL 2004-12
CWL 2004-13
CWL 2004-15
CWL 2004-8
CWL 2004-9
CWL 2004-AB1
CWL 2005-1
CWL 2005-11
CWL 2005-12
CWL 2005-13
CWL 2005-14
CWL 2005-15
CWL 2005-16
CWL 2005-17
CWL 2005-3
CWL 2005-4
CWL 2005-7
CWL 2006-11
CWL 2006-13
CWL 2006-15
CWL 2006-21
CWL 2006-22
CWL 2006-23
CWL 2006-26
CWL 2007-1
CWL 2007-13
CWL 2007-2
CWL 2007-4

[2]	Appears on Bloomberg as CWHL 2005-HYB9

- 1-3 -

Exhibit D

Grounds for Trustee’s Objection to Selected Subservicers

•

Is not approved as a servicer by one or more of FNMA, FHLMC, or GNMA (for the avoidance of doubt, there can be no objection on this ground if a subservicer is approved as a servicer by any one of FNMA, FHLMC, or GNMA);

•	Does not have appropriate and adequate core infrastructure (staff, facilities and technology) to accommodate incremental volume;

•	Does not have a demonstrated ability to scale out effectively loan volumes in the magnitude of loans transfer being contemplated;

•	Does not have a credible plan to support loan volume additions for the relevant product types;

•	Is currently experiencing or has recently experienced excessive staff turnover;

•	At least 90% of call center staff must be primarily resident in the United States and all call center staff must have experience relating to servicing in various geographic regions of the country;

•	Inadequate levels of workload ratios per staff member;

•	Excessive or unusual outstanding customer disputes and complaints;

•	Internal and external audit / regulatory report ratings, underlying issues identified and corrective actions taken to correct any deficiencies noted;

•	Cannot have weighted average age of REO inventory for its non-Agency RMBS portfolio greater than 270 days;

•

Whether the selected subservicer is an affiliate of an operational Subservicer and whether transfer to the selected subservicer would violate the requirement that only one Bank of America entity or affiliate serve as a subservicer; and

•	Valid licensing exists for all states relevant to the servicing of the particular pool for which servicing will be transferred.

Exhibit E

Representative Subservicer Compensation

Boarding Fees:

Manual Boarding:        $25 per Mortgage Loan

Electronic Boarding:    $15 per Mortgage Loan

De-Boarding Fee:

$15 per Mortgage Loan (fee will be increased to $50 if Mortgage Loan is transferred within 6 months of boarding)

Base Fee:

For each Mortgage Loan, a monthly fee pursuant to the chart below

End of Month Status Volume:	Less than 1,000	1,000+
0-29 Days Past Due	$30	$25
30-89 Days Past Due	$60	$55
90+ Days Past Due	$125	$100
Foreclosure	$125	$100
Bankruptcy	$100	$90
REO Property	$75	$65

Incentive Fees

Incentive Fee Type	Incentive Amount
No contact incentive[1]	$100
Paid in Full	1.50% of UPB – Minimum: $500; Maximum: $5,000
(previously 60+ days past due)
Short Payoff	1.25% of UPB – Minimum: $500; Maximum: $5,000
(Refinance or Note Sale)
Modifications[2]	1.50% of UPB
Payment Plan or other workouts	0.75% of UPB
Short Sale[3]	1.50% of Sales Price – Minimum: $500; Maximum: $5,000
Deed in Lieu	0.5% of UPB – Minimum: $500; Maximum: $3,000
REO Disposition[4]	1.00% of Sales Price – Minimum: $750; Maximum: $5,000

[1]	To earn the no contact incentive fee, the Subservicer must take a no contact account and establish productive contact with the borrower (even if that productive contact does not result in a workout).
[2]	In order for the Subservicer to earn the modification incentive fee, the borrower must remain current for 12 months post-modification.
[3]	The short sale incentive fee will be reduced if the Subservicer is able to collect a referral or transaction management fee from the listing broker.
[4]

The REO incentive fee will be targeted at 1% of REO sale price, but will vary based on time to liquidation and the percent of market value received. Additionally, this fee will be reduced if the Subservicer is able to collect a referral or transaction management fee from the listing broker.

Exhibit F

Fee Schedule for Institutional Investors’ Counsel

1.	On a current, monthly basis following the Signing Date, Bank of America shall pay the reasonable out-of-pocket costs incurred after the Signing Date by Gibbs & Bruns LLP, as the Institutional Investors’ counsel, in fulfilling the Institutional Investors’ obligations in connection with the Institutional Investor Agreement, including without limitation any reasonable fees and out-of-pocket costs incurred by the Institutional Investors’ local counsel retained in connection with the Intervention contemplated by the Institutional Investor Agreement.

2.	Within thirty (30) days of the Approval Date, Bank of America shall pay the total sum of eighty-five million dollars ($85,000,000.00) to Gibbs & Bruns LLP as attorneys’ fees (and for pre-Signing Date out-of-pocket costs) for the Institutional Investors’ counsel; provided that if any Covered Trusts become Excluded Covered Trusts, such fees will be reduced by a percentage amount equal to the percentage of the unpaid principal balance (as of the last Trustee report before the Approval Date) of all 530 Covered Trusts contained in such Excluded Covered Trusts. For purposes of calculating the percentage of unpaid principal balance for any Excluded Covered Trusts in connection with this paragraph, the unpaid principal balance of any Covered Trust that became an Excluded Covered Trust at the election of Bank of America or Countrywide pursuant to Paragraph 3(d)(iv) of the Settlement Agreement shall be excluded. This payment of attorneys’ fees shall not be deducted or credited in any way against, and is over and above, the Settlement Payment.

Exhibit B

Kathy D. Patrick kpatrick@gibbsbruns.com 713.751.5253

June 23, 2011

BNY Mellon, Trustee

c/o Mr. Robert Bailey

One Wall Street

New York, NY

Re:	Proposed Settlement of Claims by Certain Countrywide-issued RMBS Trusts

Dear Mr. Bailey:

Gibbs & Bruns LLP has been retained by the institutions listed on the attached Exhibit “A” to act on their behalf to pursue contract claims arising from Pooling and Servicing Agreements (PSAs) governing residential mortgage-backed securities trusts issued by affiliates of Countrywide Home Loans, Inc. or Countrywide Financial Corporation (collectively the “Countrywide RMBS Trusts” or “Trusts”). Specifically, our clients retained us to pursue repurchase claims relating to ineligible Mortgage Loans1 securitized in the Trusts and claims relating to deficient servicing of those Mortgage Loans by Bank of America Home Loan Servicing, L.P., the Master Servicer (collectively, the “Trust Claims”). Our clients have previously advised you that they hold Voting Rights in 502 of the 530 Trusts listed on Exhibit “B.” BNY Mellon serves as Trustee for these Trusts.

We, and our clients, understand that Bank of America Corporation, Countrywide and the Master Servicer are willing to settle the Trust Claims for all of the CW RMBS Trusts listed on Exhibit B. The terms of the proposed settlement are described in full in the attached final for execution copy of the Settlement Agreement. Our clients participated in negotiating this settlement by and through their counsel.

[1]	Unless otherwise indicated, capitalized terms have the meaning assigned to them in the relevant PSAs.

Gibbs & Bruns LLP    1100 Louisiana    Suite 5300    Houston, Texas 77002    T 713.650.8805    F 713.750.0903    www.gibbsbruns.com

Letter to BNY Mellon, Trustee

June 23, 2011

On behalf of all of our clients except Freddie Mac,2 we ask BNY to exercise its independent business judgment to accept the settlement on the Trusts’ behalf. Though this is not a binding instruction from our clients, our clients believe the settlement is in the best interests of all of the Trusts included in the settlement, so they urge the Trustee to accept it.

Very truly yours,

/s/ Kathy Patrick
Kathy Patrick

cc:	Mr. Stephen Ahrens (Blackrock)

Mr. Cory Nass (Kore Advisors)

Ms. Stephanie Heller (Federal Reserve Bank of New York)

Mr. Kevin Finnegan (MetLife)

Mr. Sean Plater (TCW)

Mr. Paul deFrancisci (Neuberger Berman Europe Limited)

Mr. Rick LeBrun (PIMCO)

Mr. Francis Chlapowski (Goldman Sachs Asset Management)

Mr. Duane Nelson (TIAA-CREF)

Mr. Jeffrey Kupor (Invesco)

Ms. Tina Smith (Thrivent Financial)

Mr. Frank Damerow (LBBW)

Mr. Steffen Nies (LBBW Asset Management (Ireland) plc, Dublin)

Ms. Kristine Wellman (ING Bank fsb)

Mr. Tim Meehan (ING Capital LLC)

Mr. Paul Howell (ING Investment Management LLC)

Ms. Maureen Cronin (New York Life)

Ms. Marie Malloy (Nationwide Mutual Insurance Company)

Mr. Clint Woods (AEGON USA)

Mr. Reggie O’Shields (Federal Home Loan Bank of Atlanta)

Ms. Lorraine Briganti (Bayerische Landesbank)

Mr. Robert Lawrence (Prudential Investment Management, Inc.)

Mr. Stephen Venable (Western Asset Management Company)

Mr. Robert Bostrom (Freddie Mac)

[2]

Freddie Mac takes no position at this time concerning our request that the Trustee accept the settlement. Final decision-making authority concerning Freddie Mac’s assets resides in its Conservator, the Federal Housing Finance Administration (FHFA).

Exhibit “A” – List of Clients of Gibbs & Bruns LLP

1.	BlackRock Financial Management Inc. and its advisory affiliates

2.	Kore Advisors, L.P.

3.	Maiden Lane, LLC; Maiden Lane II, LLC; and Maiden Lane III, LLC by Federal Reserve Bank of New York, as managing member

4.	Metropolitan Life Insurance Company

5.	Trust Company of the West and affiliated companies controlled by The TCW Group, Inc.

6.	Neuberger Berman Europe Limited

7.	PIMCO Investment Management Company LLC

8.	Goldman Sachs Asset Management, L.P., as adviser to its funds and accounts

9.	Teachers Insurance and Annuity Association of America

10.	Invesco Advisers, Inc.

11.	Thrivent Financial for Lutherans

12.	Landesbank Baden-Wuerttemberg

13.	LBBW Asset Management (Ireland) plc, Dublin

14.	ING Bank fsb

15.	ING Capital LLC

16.	ING Investment Management LLC

17.	New York Life Investment Management LLC, as investment manager

18.	Nationwide Mutual Insurance Company and its affiliated companies

19.	AEGON USA Investment Management LLC, authorized signatory for Transamerica Life Insurance Company, AEGON Financial Assurance Ireland Limited, Transamerica Life International (Bermuda) Ltd., Monumental Life Insurance Company, Transamerica Advisors Life Insurance Company, AEGON Global Institutional Markets, plc, LIICA Re II, Inc.; Pine Falls Re, Inc., Transamerica Financial Life Insurance Company, Stonebridge Life Insurance Company, and Western Reserve Life Assurance Co. of Ohio.

20.	Federal Home Loan Bank of Atlanta

21.	Bayerische Landesbank, acting through its New York Branch

22.	Prudential Investment Management, Inc.

23.	Western Asset Management Company

24.	Federal Home Loan Mortgage Corporation

Exhibit “B” – List of Covered Trusts

CWALT 2004- 10CB	CWALT 2005-18CB	CWALT 2005-65CB
CWALT 2004-12CB	CWALT 2005-1CB	CWALT 2005-66
CWALT 2004-13CB	CWALT 2005-2	CWALT 2005-67CB
CWALT 2004-14T2	CWALT 2005-20CB	CWALT 2005-69
CWALT 2004-15	CWALT 2005-21CB	CWALT 2005-6CB
CWALT 2004-16CB	CWALT 2005-23CB	CWALT 2005-70CB
CWALT 2004-17CB	CWALT 2005-24	CWALT 2005-71
CWALT 2004-18CB	CWALT 2005-25T1	CWALT 2005-72
CWALT 2004-20T1	CWALT 2005-26CB	CWALT 2005-73CB
CWALT 2004-22CB	CWALT 2005-27	CWALT 2005-74T1
CWALT 2004-24CB	CWALT 2005-28CB	CWALT 2005-75CB
CWALT 2004-25CB	CWALT 2005-29CB	CWALT 2005-76
CWALT 2004-26T1	CWALT 2005-30CB	CWALT 2005-77T1
CWALT 2004-27CB	CWALT 2005-31	CWALT 2005-79CB
CWALT 2004-28CB	CWALT 2005-32T1	CWALT 2005-7CB
CWALT 2004-29CB	CWALT 2005-33CB	CWALT 2005-80CB
CWALT 2004-2CB	CWALT 2005-34CB	CWALT 2005-82
CWALT 2004-30CB	CWALT 2005-35CB	CWALT 2005-83CB
CWALT 2004-32CB	CWALT 2005-36	CWALT 2005-84
CWALT 2004-33	CWALT 2005-37T1	CWALT 2005-85CB
CWALT 2004-34T1	CWALT 2005-38	CWALT 2005-86CB
CWALT 2004-35T2	CWALT 2005-3CB	CWALT 2005-9CB
CWALT 2004-36CB	CWALT 2005-4	CWALT 2005-AR1
CWALT 2004-3T1	CWALT 2005-40CB	CWALT 2005-IM1
CWALT 2004-4CB	CWALT 2005-41	CWALT 2005-J10
CWALT 2004-5CB	CWALT 2005-42CB	CWALT 2005-J11
CWALT 2004-6CB	CWALT 2005-43	CWALT 2005-J12
CWALT 2004-7T1	CWALT 2005-44	CWALT 2005-J13
CWALT 2004-8CB	CWALT 2005-45	CWALT 2005-J14
CWALT 2004-9T1	CWALT 2005-46CB	CWALT 2005-J3
CWALT 2004-J10	CWALT 2005-47CB	CWALT 2005-J4
CWALT 2004-J11	CWALT 2005-48T1	CWALT 2005-J5
CWALT 2004-J12	CWALT 2005-49CB	CWALT 2005-J6
CWALT 2004-113	CWALT 2005-50CB	CWALT 2005-J7
CWALT 2004-J2	CWALT 2005-51	CWALT 2005-J8
CWALT 2004-J3	CWALT 2005-53T2	CWALT 2005-J9
CWALT 2004-J5	CWALT 2005-54CB	CWALT 2006-11CB
CWALT 2004-J6	CWALT 2005-55CB	CWALT 2006-12CB
CWALT 2004-J7	CWALT 2005-56	CWALT 2006-13T1
CWALT 2004-J8	CWALT 2005-57CB	CWALT 2006-14CB
CWALT 2004-J9	CWALT 2005-58	CWALT 2006-15CB
CWALT 2005-10CB	CWALT 2005-59	CWALT 2006-16CB
CWALT 2005-11CB	CWALT 2005-60T1	CWALT 2006-17T1
CWALT 2005-14	CWALT 2005-61	CWALT 2006-18CB
CWALT 2005-16	CWALT 2005-63	CWALT 2006-19CB
CWALT 2005-17	CWALT 2005-64CB	CWALT 2006-20CB

CWALT 2006-21CB	CWALT 2006-OA14	CWALT 2007-9T1
CWALT 2006-23CB	CWALT 2006-OA16	CWALT 2007-AL1
CWALT 2006-24CB	CWALT 2006-OA17	CWALT 2007-HY2
CWALT 2006-25CB	CWALT 2006-OA18	CWALT 2007-HY3
CWALT 2006-26CB	CWALT 2006-OA2	CWALT 2007-HY4
CWALT 2006-27CB	CWALT 2006-OA21	CWALT 2007-HY6
CWALT 2006-28CB	CWALT 2006-OA22	CWALT 2007-HY7C
CWALT 2006-29T1	CWALT 2006-OA3	CWALT 2007-HY8C
CWALT 2006-2CB	CWALT 2006-OA6	CWALT 2007-HY9
CWALT 2006-30T1	CWALT 2006-OA7	CWALT 2007-J2
CWALT 2006-31CB	CWALT 2006-OA8	CWALT 2007-OA11
CWALT 2006-32CB	CWALT 2006-OA9	CWALT 2007-OA2
CWALT 2006-33CB	CWALT 2006-OC1	CWALT 2007-OA3
CWALT 2006-34	CWALT 2006-OC10	CWALT 2007-OA4
CWALT 2006-35CB	CWALT 2006-OC11	CWALT 2007-OA6
CWALT 2006-36T2	CWALT 2006-OC2	CWALT 2007-OA7
CWALT 2006-39CB	CWALT 2006-OC3	CWALT 2007-OA8
CWALT 2006-40T1	CWALT 2006-OC4	CWALT 2007-OA9
CWALT 2006-41CB	CWALT 2006-OC5	CWALT 2007-OH1
CWALT 2006-42	CWALT 2006-OC6	CWALT 2007-OH2
CWALT 2006-43CB	CWALT 2006-OC7	CWALT 2007-OH3
CWALT 2006-45T1	CWALT 2006-OC8	CWHEL 2006-A
CWALT 2006-46	CWALT 2006-OC9	CWHEL 2007-G
CWALT 2006-4CB	CWALT 2007-10CB	CWHL 2004-11
CWALT 2006-5T2	CWALT 2007-11T1	CWHL 2004-12
CWALT 2006-6CB	CWALT 2007-12T1	CWHL 2004-13
CWALT 2006-7CB	CWALT 2007-13	CWHL 2004-14
CWALT 2006-8T1	CWALT 2007-14T2	CWHL 2004-15
CWALT 2006-9T1	CWALT 2007-16CB	CWHL 2004-16
CWALT 2006-HY10	CWALT 2007-17CB	CWHL 2004-18
CWALT 2006-HY11	CWALT 2007-18CB	CWHL 2004-19
CWALT 2006-HY12	CWALT 2007-19	CWHL 2004-2
CWALT 2006-HY13	CWALT 2007-1T1	CWHL 2004-20
CWALT 2006-HY3	CWALT 2007-20	CWHL 2004-21
CWALT 2006-J1	CWALT 2007-21CB	CWHL 2004-22
CWALT 2006-J2	CWALT 2007-22	CWHL 2004-23
CWALT 2006-J3	CWALT 2007-23CB	CWHL 2004-24
CWALT 2006-J4	CWALT 2007-24	CWHL 2004-25
CWALT 2006-J5	CWALT 2007-25	CWHL 2004-29
CWALT 2006-J6	CWALT 2007-2CB	CWHL 2004-3
CWALT 2006-J7	CWALT 2007-3T1	CWHL 2004-5
CWALT 2006-J8	CWALT 2007-4CB	CWHL 2004-6
CWALT 2006-OA1	CWALT 2007-5CB	CWHL 2004-7
CWALT 2006-OA10	CWALT 2007-6	CWHL 2004-HYB1
CWALT 2006-OA11	CWALT 2007-7T2	CWHL 2004-HYB2
CWALT 2006-OA12	CWALT 2007-8CB	CWHL 2004-HYB3

CWHL 2004-HYB4	CWHL 2005-HYB8	CWHL 2007-2
CWHL 2004-HYB5	CWHL 2005-HYB9	CWHL 2007-20
CWHL 2004-HYB6	CWHL 2005-J1	CWHL 2007-21
CWHL 2004-HYB7	CWHL 2005-J2	CWHL 2007-3
CWHL 2004-HYB8	CWHL 2005-J3	CWHL 2007-4
CWHL 2004-HYB9	CWHL 2005-J4	CWHL 2007-5
CWHL 2004-J2	CWHL 2006-1	CWHL 2007-6
CWHL 2004-J3	CWHL 2006-10	CWHL 2007-7
CWHL 2004-J4	CWHL 2006-11	CWHL 2007-8
CWHL 2004-J5	CWHL 2006-12	CWHL 2007-9
CWHL 2004-J6	CWHL 2006-13	CWHL 2007-HY1
CWHL 2004-J7	CWHL 2006-14	CWHL 2007-HY3
CWHL 2004-J8	CWHL 2006-15	CWHL 2007-HY4
CWHL 2004-J9	CWHL 2006-16	CWHL 2007-HY5
CWHL 2005-1	CWHL 2006-17	CWHL 2007-HY6
CWHL 2005-10	CWHL 2006-18	CWHL 2007-HY7
CWHL 2005-11	CWHL 2006-19	CWHL 2007-HYB1
CWHL 2005-12	CWHL 2006-20	CWHL 2007-HYB2
CWHL 2005-13	CWHL 2006-21	CWHL 2007-J1
CWHL 2005-14	CWHL 2006-3	CWHL 2007-J2
CWHL 2005-16	CWHL 2006-6	CWHL 2007-J3
CWHL 2005-17	CWHL 2006-8	CWHL 2008-1
CWHL 2005-18	CWHL 2006-9	CWL 2004-1
CWHL 2005-2	CWHL 2006-HYB1	CWL 2004-11
CWHL 2005-20	CWHL 2006-HYB2	CWL 2004-14
CWHL 2005-21	CWHL 2006-HYB3	CWL 2004-2
CWHL 2005-22	CWHL 2006-HYB4	CWL 2004-3
CWHL 2005-23	CWHL 2006-HYB5	CWL 2004-4
CWHL 2005-25	CWHL 2006-J1	CWL 2004-5
CWHL 2005-26	CWHL 2006-J2	CWL 2004-6
CWHL 2005-27	CWHL 2006-J3	CWL 2004-7
CWHL 2005-28	CWHL 2006-J4	CWL 2004-AB2
CWHL 2005-29	CWHL 2006-OA4	CWL 2004-BC2
CWHL 2005-3	CWHL 2006-OA5	CWL 2004-BC3
CWHL 2005-30	CWHL 2006-TM1	CWL 2004-BC4
CWHL 2005-31	CWHL 2007-1	CWL 2004-BC5
CWHL 2005-7	CWHL 2007-10	CWL 2004-ECC1
CWHL 2005-9	CWHL 2007-11	CWL 2004-ECC2
CWHL 2005-HY10	CWHL 2007-12	CWL 2004-S1
CWHL 2005-HYB1	CWHL 2007-13	CWL 2004-SD2
CWHL 2005-HYB2	CWHL 2007-14	CWL 2004-SD3
CWHL 2005-HYB3	CWHL 2007-15	CWL 2004-SD4
CWHL 2005-HYB4	CWHL 2007-16	CWL 2005-10
CWHL 2005-HYB5	CWHL 2007-17	CWL 2005-2
CWHL 2005-HYB6	CWHL 2007-18	CWL 2005-5
CWHL 2005-HYB7	CWHL 2007-19	CWL 2005-6

CWL 2005-8	CWL 2006-SD2	CWL 2004-9
CWL 2005-9	CWL 2006-SD3	CWL 2004-AB1
CWL 2005-AB1	CWL 2006-SD4	CWL 2005-1
CWL 2005-AB2	CWL 2006-SPS1	CWL 2005-11
CWL 2005-AB3	CWL 2006-SPS2	CWL 2005-12
CWL 2005-AB4	CWL 2007-10	CWL 2005-13
CWL 2005-AB5	CWL 2007-11	CWL 2005-14
CWL 2005-BC1	CWL 2007-12	CWL 2005-15
CWL 2005-BC2	CWL 2007-3	CWL 2005-16
CWL 2005-BC3	CWL 2007-5	CWL 2005-17
CWL 2005-BC4	CWL 2007-6	CWL 2005-3
CWL 2005-BC5	CWL 2007-7	CWL 2005-4
CWL 2005-IM1	CWL 2007-8	CWL 2005-7
CWL 2005-IM2	CWL 2007-9	CWL 2006-11
CWL 2005-IM3	CWL 2007-BC1	CWL 2006-13
CWL 2005-SD1	CWL 2007-BC2	CWL 2006-15
CWL 2005-SD2	CWL 2007-BC3	CWL 2006-21
CWL 2005-SD3	CWL 2007-SD1	CWL 2006-22
CWL 2006-1	CWL 2007-SEA1	CWL 2006-23
CWL 2006-10	CWL 2007-SEA2	CWL 2006-26
CWL 2006-12	CWALT 2004-J4	CWL 2007-1
CWL 2006-14	CWALT 2005-13CB	CWL 2007-13
CWL 2006-16	CWALT 2005-19CB	CWL 2007-2
CWL 2006-17	CWALT 2005-22T1	CWL 2007-4
CWL 2006-18	CWALT 2005-52CB
CWL 2006-19	CWALT 2005-62
CWL 2006-2	CWALT 2005-81
CWL 2006-20	CWALT 2005-J1
CWL 2006-24	CWALT 2005-J2
CWL 2006-25	CWALT 2006-OA19
CWL 2006-3	CWALT 2007-15CB
CWL 2006-4	CWALT 2007-J1
CWL 2006-5	CWALT 2007-OA10
CWL 2006-6	CWHL 2004-10
CWL 2006-7	CWHL 2004-4
CWL 2006-8	CWHL 2004-8
CWL 2006-9	CWHL 2004-9
CWL 2006-ABC 1	CWHL 2005-15
CWL 2006-BC1	CWHL 2005-24
CWL 2006-BC2	CWHL 2005-5
CWL 2006-BC3	CWHL 2005-6
CWL 2006-BC4	CWL 2004-10
CWL 2006-BC5	CWL 2004-12
CWL 2006-IM1	CWL 2004-13
CWL 2006-QH1	CWL 2004-15
CWL 2006-SD1	CWL 2004-8